UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04264

Name of Fund:	BlackRock California Municipal Series Trust
BlackRock California Municipal Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 11/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock California Municipal Series Trust

• BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

• BlackRock New Jersey Municipal Bond Fund

• BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Series Trust

• BlackRock Strategic Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund’s Institutional, Investor A, Investor A1 and Class K Shares outperformed its new primary benchmark, the Bloomberg Municipal Bond Index, while the Fund’s Investor C Shares underperformed the new primary benchmark. For the same period, the Fund’s Class K Shares outperformed its new secondary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”), while the Fund’s Institutional Shares performed in line with and Investor A, Investor A1 and Investor C Shares underperformed the California Customized Reference Benchmark. For the six-month period ended November 30, 2021, the Fund’s Institutional and Class K Shares outperformed its former primary benchmark, the S&P® Municipal Bond Index, while the Fund’s Investor A and Investor A1 Shares performed in line with and Investor C Shares underperformed the former primary benchmark. For the same period, the Fund’s Institutional, Investor A1 and Class K Shares outperformed its former secondary benchmark, the S&P® California Municipal Bond Index while the Fund’s Investor A Shares performed in line with and Investor C Shares underperformed the former secondary benchmark. The following discussion of relative performance pertains to the California Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds generated mixed returns in the semi-annual period. Although short- to intermediate-term issues were pressured by concerns that rising inflation would prompt the Fed to tighten its monetary policy, longer-term debt gained ground on expectations for slowing growth. California municipal bonds slightly underperformed the national market, but investor demand remained robust as retail and institutional investors looked for income shielded from federal and state taxes. At the same time, new-issue supply was low. From a credit perspective, there was a marked improvement in state and local finances. The combination of impressive stock market returns and California’s diversified economy bolstered state coffers with tax revenues. These trends led to an improvement in the credit quality of California’s largest issuers, supporting state general obligation debt.

The Fund’s holdings in longer-term bonds were key contributors to relative performance. An overweight in utilities was an additional positive, as investors favored essential-service revenue bonds over general obligations amid ongoing stresses on local finances. An overweight in corporate-backed debt also added value as investors gravitated to higher-income, lower-duration securities.

Holdings in high yield, lower-rated bonds were especially additive. Large inflows into high yield municipal funds caused a dramatic tightening in yield spreads and helped fuel outperformance for the category.

In general, high yield, non-investment grade bonds delivered strong returns as credit spreads tightened and investors sought yield. However, housing bonds – specifically, lower-income “Workforce Housing” securities – lagged the broader market. An abundance of new-issue supply in the space depressed the bonds’ performance and was a minor drag on the Fund’s results.

The Fund’s use of leverage contributed to performance, thanks in part to continued low funding costs. The Fund used U.S. Treasury futures to manage interest rate risk, which detracted slightly from Fund performance given that long-term yields declined.

Describe recent portfolio activity.

The Fund continued to seek a balance of competitive total return and tax-free income using an active strategy designed to capitalize on credit, yield curve and interest rate trends. The investment adviser was active in the primary (new issue) market, where yields were attractive relative to the secondary market.

At the beginning of the period, the investment adviser raised the portfolio’s allocation to high yield bonds near 16% on the view that there were compelling values in that part of the credit spectrum.

Some sectors that initially underperformed due to concerns about the coronavirus, such as health care, rebounded during the period. Still, many new issues offered compelling yields versus the market as a whole. The investment adviser used this as an opportunity to add to the health care sector.

Describe portfolio positioning at period end.

The Fund’s duration was 4.75 years, 1.5 years below the California Customized Reference Benchmark and down from 5.0 on May 31, 2021. The shift reflects a move to a more defensive stance following the robust market performance of the past year and a half. The Fund also continued to pursue risk-management strategies with respect to interest rates. The Fund maintained a high-quality bias, with an average credit rating of AA, despite the increased weighting in high yield bonds. The Fund’s position in taxable securities stayed even at approximately 5%, and 11% of the portfolio was subject to the alternative minimum tax. Leverage stood at about 5% at the end of the period, which was the same as its level six months earlier. The Fund’s cash position was 3% of assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock California Municipal Opportunities Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	0.80%	0.79%	0.82%	5.15%	N/A	4.46%	N/A	4.58%	N/A
Investor A	0.54	0.53	0.62	4.91	0.45%	4.19	3.28%	4.33	3.88%
Investor A1	0.68	0.68	0.70	4.98	N/A	4.35	N/A	4.48	N/A
Investor C	(0.19)	(0.19)	0.32	4.11	3.11	3.42	3.42	3.71	3.71
Class K	0.85	0.85	0.85	5.21	N/A	4.50	N/A	4.60	N/A

Bloomberg Municipal Bond Index(c)(d)	—	—	0.56	1.97	N/A	4.38	N/A	3.90	N/A
California Customized Reference Benchmark(c)	—	—	0.79	1.94	N/A	4.82	N/A	N/A	N/A
S&P® Municipal Bond Index(e)	—	—	0.67	2.22	N/A	4.21	N/A	3.97	N/A
S&P® California Municipal Bond Index(f)	—	—	0.59	1.62	N/A	4.28	N/A	4.37	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the S&P® California Municipal Bond Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”). The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	A broad, market value-weighted index that seeks to measure the performance of bonds issued within California.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical(a)

			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 1,008.20	$ 2.37		$ 2.22	$ 1,000.00	$ 1,022.71	$ 2.38		$ 1,022.86	$ 2.23		0.47%	0.44%
Investor A	1,000.00	1,006.20	3.57		3.42	1,000.00	1,021.51	3.60		1,021.66	3.45		0.71	0.68
Investor A1	1,000.00	1,007.00	2.82		2.67	1,000.00	1,022.26	2.84		1,022.41	2.69		0.56	0.53
Investor C	1,000.00	1,003.20	7.38		7.23	1,000.00	1,017.70	7.44		1,017.85	7.28		1.47	1.44
Class K	1,000.00	1,008.50	2.11		1.96	1,000.00	1,022.96	2.13		1,023.11	1.98		0.42	0.39

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021 (continued)	BlackRock California Municipal Opportunities Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

County/City/Special District/School District	33%
Utilities	24
Transportation	13
State	8
Education	8
Health	4
Tobacco	4
Housing	4
Corporate	2
Other*	— (c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	5%
2022	10
2023	1
2024	10
2025	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments

AAA/Aaa	13%
AA/Aa	57
A	10
BBB/Baa	1
BB/Ba	1
B	—	(c)
N/R(f)	18

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, all of the Fund’s share classes outperformed its new primary benchmark, the Bloomberg Municipal Bond Index, except for the Fund’s Investor C Shares, which underperformed the new primary benchmark. For the same period, all of the Fund’s share classes underperformed its new secondary benchmark, a customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”), except for the Fund’s Class K Shares, which performed in line with the New Jersey Customized Reference Benchmark. For the six-month period ended November 30, 2021, all of the Fund’s share classes outperformed its former primary benchmark, the S&P® Municipal Bond Index, except for the Fund’s Investor C Shares which underperformed the former primary benchmark. For the same period, all of the Fund’s share classes underperformed its former secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the New Jersey Customized Reference Benchmark.

What factors influenced performance?

The Fund’s allocation to the state tax-backed sector performed very well in the semi-annual period. Yield spreads in this area tightened as fewer pandemic restrictions and successive injections of federal aid led to higher receipts from both sales taxes and personal income taxes. In July, the rating agency Moody’s revised the state’s outlook to “positive” and maintained its A3 rating. New Jersey continued to benefit from its large economic base, high wealth levels, broad revenue base and meaningful balanced budget requirement. However, the state still needs to address longer-term issues, such as high overall leverage and unfunded pension and retiree health care benefits.

The Fund’s holdings in A rated bonds performed well, as investors continued to gravitate to the higher yields on the lower-quality end of the investment-grade spectrum. Positions in bonds with maturities of 20 years and above also outperformed. The Fund used a modest amount of leverage to augment income, further helping returns.

The Fund maintained positions in Puerto Rico sales tax and water and sewer authority bonds, which were positive drivers of performance.

The Fund used U.S. Treasury futures to manage interest-rate risk, which detracted from results given that long-term yields declined. Reinvestment risk continued to be a detractor, as the Fund invested the proceeds from coupon payments, bond calls and maturities at lower prevailing interest rates.

The Fund had above-average cash reserves for much of the period, as New Jersey new issuance was sparse, and the investment adviser was selective in using periods of market weakness to put cash to work. The Fund’s cash position had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund’s new purchases were a combination of primary-market issues and secondary-market bonds. The Fund added housing bonds, which tend to outperform in rising rate environments. Its sales targeted lower-coupon bonds in order to dampen portfolio duration as the Fed transitioned to a more hawkish stance in the latter half of the period. (Duration is a measure of interest rate sensitivity.)

Describe portfolio positioning at period end.

Relative to the New Jersey Customized Reference Benchmark, the largest sector overweights were in the school districts and education sectors, while the most notable underweights were in state tax-backed and transportation issues. The Fund was overweight in bonds with maturities of 15 years and above and underweight in those with maturities of 10 years and below. In terms of credit quality, the portfolio was overweight in securities rated AA, A and CCC, and it was underweight in those rated AAA, BBB, B and BB. The Fund’s duration was also above that of the New Jersey Customized Reference Benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2021 (continued)	BlackRock New Jersey Municipal Bond Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	1.12%	0.94%	0.86%	3.88%	N/A	4.87%	N/A	4.60%	N/A
Service	0.87	0.71	0.74	3.62	N/A	4.61	N/A	4.41	N/A
Investor A	0.83	0.71	0.74	3.62	(0.78)%	4.61	3.70%	4.41	3.96%
Investor A1	0.98	0.85	0.82	3.78	N/A	4.77	N/A	4.55	N/A
Investor C	0.13	(0.01)	0.36	2.94	1.94	3.83	3.83	3.78	3.78
Class K	1.17	1.03	0.89	4.02	N/A	4.91	N/A	4.62	N/A

Bloomberg Municipal Bond Index(c)(d)	—	—	0.56	1.97	N/A	4.38	N/A	3.90	N/A
New Jersey Customized Reference Benchmark(c)	—	—	0.94	4.56	N/A	5.89	N/A	N/A	N/A
S&P® Municipal Bond Index(e)	—	—	0.67	2.22	N/A	4.21	N/A	3.97	N/A
Custom New Jersey Index(f)	—	—	1.02	4.66	N/A	6.28	N/A	5.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds.
(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom New Jersey Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”). The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical(a)

			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$1,008.60	$2.77		$2.62	$1,000.00	$1,022.31	$2.79		$1,022.46	$2.64		0.55%	0.52%
Service	1,000.00	1,007.40	4.03		3.87	1,000.00	1,021.06	4.05		1,021.21	3.90		0.80	0.77
Investor A	1,000.00	1,007.40	4.03		3.87	1,000.00	1,021.06	4.05		1,021.21	3.90		0.80	0.77
Investor A1	1,000.00	1,008.20	3.27		3.12	1,000.00	1,021.81	3.29		1,021.96	3.14		0.65	0.62
Investor C	1,000.00	1,003.60	7.79		7.63	1,000.00	1,017.30	7.84		1,017.45	7.69		1.55	1.52
Class K	1,000.00	1,008.90	2.52		2.37	1,000.00	1,022.56	2.54		1,022.71	2.38		0.50	0.47

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock New Jersey Municipal Bond Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	25%
County/City/Special District/School District	20
Transportation	18
Health	17
Education	13
Housing	3
Corporate	2
Tobacco	1
Utilities	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	1%
2022	3
2023	4
2024	12
2025	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	4%
AA/Aa	41
A	23
BBB/Baa	25
BB/Ba	2
B	—	(e)
N/R(f)	5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, all of the Fund’s share classes outperformed its new primary benchmark, the Bloomberg Municipal Bond Index, except for the Fund’s Investor C Shares, which underperformed the new primary benchmark. For the same period, all of the Fund’s share classes underperformed its new secondary benchmark, a customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Bond High Yield Total Return Index (the “Pennsylvania Customized Reference Benchmark”), except for of the Fund’s Investor A1 Shares, which performed in line with the Pennsylvania Customized Reference Benchmark. For the six-month period ended November 30, 2021, all of the Fund’s share classes outperformed the former primary benchmark, the S&P® Municipal Bond Index, except for the Fund’s Investor C Shares, which underperformed. For the same period, all of the Fund’s share classes underperformed its former secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Pennsylvania Customized Reference Benchmark.

What factors influenced performance?

The Fund’s allocation to the education sector made a strong contribution to returns. The state tax-backed sector also delivered positive results. Yield spreads in this area tightened as federal aid contributed to an improvement in credit fundamentals amid rising revenues from sales taxes and personal income taxes. November general fund collections were above expectations in both areas, putting year-to-date collections (through November 30, 2021) 5.7% above estimates. AA rated bonds provided the largest outperformance in terms of rating categories, followed by non-rated credits. Positions in bonds with maturities of 20 years and above also outperformed. The Fund used a modest amount of leverage to augment income, further helping returns.

The Fund maintained positions in Puerto Rico sales tax and water and sewer authority bonds, which were positive drivers of performance.

The Fund used U.S. Treasury futures to manage interest-rate risk, which detracted from results given that long-term yields declined. Reinvestment risk continued to be a detractor, as the Fund invested the proceeds from coupon payments, bond calls and maturities at lower prevailing interest rates.

The Fund had above-average cash reserves, as Pennsylvania new issuance was sparse, and the investment adviser preferred the flexibility to be more opportunistic by buying dips in the market. The Fund’s cash position had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund’s new purchases were a combination of primary-market issues and secondary-market bonds. Transportation represented one of the largest increases at the sector level. The Fund’s sales targeted lower coupon bonds in order to dampen portfolio duration as the Fed transitioned to a more hawkish stance in the latter half of the period. (Duration is a measure of interest rate sensitivity.)

Describe portfolio positioning at period end.

Relative to the Pennsylvania Customized Reference Benchmark, the largest sector overweights were in the local tax-backed, health care and school districts sectors, while the most notable underweights were in state tax-backed and transportation issues. The Fund was overweight in securities with maturities of 15 years and above and underweight across the rest of the yield curve. In terms of credit quality, the portfolio was overweight in bonds rated AA and BBB, and it was underweight those rated A, B, BB, and AAA. The Fund’s duration was also above that of the Pennsylvania Customized Reference Benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	1.11%	0.92%	0.87%	3.88%	N/A	4.17%	N/A	4.21%	N/A
Service	0.86	0.73	0.74	3.62	N/A	3.89	N/A	3.99	N/A
Investor A	0.83	0.74	0.75	3.63	(0.77)%	3.91	3.01%	3.98	3.53%
Investor A1	0.97	0.85	0.91	3.87	N/A	4.07	N/A	4.15	N/A
Investor C	0.12	0.01	0.36	2.85	1.85	3.14	3.14	3.35	3.35
Class K	1.16	1.06	0.89	3.93	N/A	4.21	N/A	4.23	N/A

Bloomberg Municipal Bond Index(c)(d)	—	—	0.56	1.97	N/A	4.38	N/A	3.90	N/A
Pennsylvania Customized Reference Benchmark(c)	—	—	0.96	2.99	N/A	4.99	N/A	N/A	N/A
S&P® Municipal Bond Index(e)	—	—	0.67	2.22	N/A	4.21	N/A	3.97	N/A
Custom Pennsylvania Index(f)	—	—	0.99	3.25	N/A	5.41	N/A	4.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds.
(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom Pennsylvania Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Pennsylvania Customized Reference Benchmark”). The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)

The Custom Pennsylvania Index is a customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical(a)

			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$1,008.70	$2.97		$2.72	$1,000.00	$1,022.11	$2.99		$1,022.36	$2.74		0.59%	0.54%
Service	1,000.00	1,007.40	4.23		3.98	1,000.00	1,020.86	4.26		1,021.11	4.00		0.84	0.79
Investor A	1,000.00	1,007.50	4.18		3.93	1,000.00	1,020.91	4.20		1,021.16	3.95		0.83	0.78
Investor A1	1,000.00	1,009.10	3.48		3.22	1,000.00	1,021.61	3.50		1,021.86	3.24		0.69	0.64
Investor C	1,000.00	1,003.60	7.99		7.73	1,000.00	1,017.10	8.04		1,017.35	7.79		1.59	1.54
Class K	1,000.00	1,008.90	2.72		2.47	1,000.00	1,022.36	2.74		1,022.61	2.48		0.54	0.49

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of November 30, 2021 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Health	22%
County/City/Special District/School District	19
Transportation	15
Education	15
State	14
Utilities	9
Corporate	4
Housing	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	1%
2022	2
2023	4
2024	3
2025	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	—%	(e)
AA/Aa	46
A	30
BBB/Baa	6
BB/Ba	3
B	—	(e)
CCC/Caa	1
N/R(f)	14

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, all of the Fund’s share classes outperformed its new primary benchmark, the Bloomberg Municipal Bond Index, except for the Fund’s Investor C Shares, which underperformed the new primary benchmark. For the same period, all of the Fund’s share classes underperformed its new secondary benchmark, a customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged USD/23% Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). For the six-month period ended November 30, 2021, the Fund outperformed its former primary benchmark, the S&P® Municipal Bond Index, except for the Fund’s Investor C Shares, which underperformed its former primary benchmark. For the same period, all of the Fund’s share classes underperformed its former custom blended secondary benchmark comprised of 65% S&P® Municipal Bond Investment Grade Index/30% S&P® Municipal Bond High Yield Index/5% Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

Security selection, particularly in the state tax-backed, corporate-backed and utilities sectors, was the largest contributor to Fund performance. Holdings in BBB rated and high yield (below investment grade) bonds, most notably non-rated and Puerto Rico issues, also added value. Yield curve positioning was an additional positive, led by an overweight in bonds with maturities of 25 years and above and an underweight in those with maturities of five to six years.

An overweight in housing and an underweight in local tax-backed securities hurt results, as did a position in D rated bonds.

The Fund’s use of U.S. Treasury futures to manage interest rate risk also detracted from performance during the period.

Describe recent portfolio activity.

The Fund opened the period with a duration of 6.99 years and closed with a duration of 5.57 years. (Duration is a measure of interest rate sensitivity.)

At the beginning of the period, the Fund’s largest sector weightings were in the housing, transportation, and state tax-backed areas. The investment adviser subsequently increased the portfolio’s allocation to state tax-backed, transportation and utilities, and it decreased its weightings in the local tax-backed and education sectors.

The Fund maintained a high-quality bias in the investment-grade category, with its largest allocations to the AA and A rating tiers. About 23% of the Fund’s assets were in high yield bonds. Approximately 10.3% of assets were held in Puerto Rico, one percentage point higher than at the start of the period.

The Fund held an allocation of approximately 47% to bonds with maturities of 20 years and above, up from 46% at the beginning of the period. Its weighting in taxable securities was 8%, versus 6% at the end of May 2021. Near the end of the period, the investment adviser used the elevated new-issue calendar to put some of its cash position to work.

Describe portfolio positioning at period end.

The Fund’s duration was shorter than that of the Customized Reference Benchmark. In terms of sector allocations, the Fund was overweight in transportation and housing and underweight in tax-backed credits. The Fund’s average credit quality was AA-.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of November 30, 2021 (continued)	BlackRock Strategic Municipal Opportunities Fund

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	1.30%	1.24%	0.89%	6.70%	N/A	4.59%	N/A	4.28%	N/A
Investor A	1.04	0.99	0.78	6.48	1.96%	4.34	3.44%	4.03	3.58%
Investor A1	1.21	1.16	0.94	6.72	N/A	4.52	N/A	4.19	N/A
Investor C	0.32	0.27	0.39	5.66	4.66	3.57	3.57	3.40	3.40
Class K	1.37	1.31	0.93	6.78	N/A	4.64	N/A	4.30	N/A
Bloomberg Municipal Bond Index(c)(d)	—	—	0.56	1.97	N/A	4.38	N/A	3.90	N/A
Customized Reference Benchmark(c)	—	—	1.16	3.71	N/A	5.27	N/A	N/A	N/A
Custom Reference Index(c)	—	—	1.23	3.85	N/A	5.05	N/A	4.92	N/A
S&P® Municipal Bond Index(e)	—	—	0.67	2.22	N/A	4.21	N/A	3.97	N/A
S&P® Municipal Bond Investment Grade Index(f)	—	—	0.56	1.77	N/A	4.03	N/A	3.76	N/A
S&P® Municipal Bond High Yield Index(f)	—	—	2.12	8.38	N/A	6.77	N/A	7.10	N/A
Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index(f)	—	—	4.74	4.32	N/A	7.57	N/A	6.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and a customized weighted index comprised of the returns of 65% S&P® Municipal Bond Investment Grade Index/30% S&P® Municipal Bond High Yield Index/5% Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index (the “Custom Reference Index”) to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/23% Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	See “About Fund Performance” for the detailed descriptions of the indexes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$1,008.90	$3.07		$2.77	$1,000.00	$1,022.01	$3.09		$1,022.31	$2.79		0.61%	0.55%
Investor A	1,000.00	1,007.80	4.13		3.83	1,000.00	1,020.96	4.15		1,021.26	3.85		0.82	0.76
Investor A1	1,000.00	1,009.40	3.37		3.12	1,000.00	1,021.71	3.40		1,021.96	3.14		0.67	0.62
Investor C	1,000.00	1,003.90	7.99		7.69	1,000.00	1,017.10	8.04		1,017.40	7.74		1.59	1.53
Class K	1,000.00	1,009.30	2.67		2.42	1,000.00	1,022.41	2.69		1,022.66	2.43		0.53	0.48

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Strategic Municipal Opportunities Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Transportation	26%
Housing	15
State	12
County/City/Special District/School District	12
Health	11
Utilities	11
Education	6
Tobacco	3
Corporate	3
Health Care Providers & Services	1
Other*	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	5%
2022	2
2023	3
2024	4
2025	3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments

AAA/Aaa	11%
AA/Aa	44
A	14
BBB/Baa	9
BB/Ba	4
B	1
CCC/Caa	—	(c)
N/R(f)	17

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	15

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

The following indexes are used to calculate BlackRock Strategic Municipal Opportunities Fund’s former custom blended secondary benchmark:

Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB by S&P and/or Baa3 by Moody’s.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

D I S C L O S U R E O F E X P E N S E S	17

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Diversified Financial Services — 0.1%
Citigroup, Inc., (SOFR + 1.18%), 2.52%, 11/03/32(a)	$2,559	$2,557,700

Education — 0.1%
Chapman University, 3.00%, 04/01/51	2,100	2,064,233
University of Southern California, 3.03%, 10/01/39	650	696,773

		2,761,006

Health Care Providers & Services — 0.3%
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49	1,839	2,028,758
Kaiser Foundation Hospitals, 3.00%, 06/01/51	4,705	4,959,108
Providence St Joseph Health Obligated Group, 2.70%, 10/01/51	2,344	2,293,793
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48	1,012	1,214,598

		10,496,257

Tobacco — 0.2%
Altria Group, Inc., 3.70%, 02/04/51	7,915	7,471,251

Total Corporate Bonds — 0.7% (Cost: $23,561,543)		23,286,214

Municipal Bonds

California — 82.2%

Corporate — 2.4%
California Community Choice Financing Authority RB(a)
Series A, 4.00%, 10/01/52	25,000	28,898,250
Series B-1, 4.00%, 02/01/52	39,500	47,904,454
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	6,605	7,494,905

		84,297,609

County/City/Special District/School District — 30.7%
Butte-Glenn Community College District, GO, Series A, Election 2016, 5.25%, 08/01/46	12,360	15,146,982
Cerritos Community College District, GO, Series A, 4.00%, 08/01/44	35,000	37,728,670
Chabot-Las Positas Community College District, GO, 5.00%, 08/01/24	4,500	5,058,230
City & County of San Francisco California Community Facilities District No. 2014-1, ST
Series B, 3.78%, 09/01/30	1,110	1,222,403
Series B, 3.92%, 09/01/31	3,410	3,764,289
Series B, 3.97%, 09/01/32	1,880	2,069,696
Series B, 4.02%, 09/01/33	2,070	2,274,011
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	3,600	3,616,697
City of San Jose California Hotel Tax Revenue, RB, 6.50%, 05/01/42	2,395	2,406,084
Coachella Valley Water District COP, Series A, 4.00%, 08/01/46	7,385	8,769,259
Coast Community College District, GO, Series B, Election 2002, (AGM), 0.00%, 08/01/30(b)	26,425	23,376,004
County of Los Angeles California, RB, 4.00%, 06/30/22	75,000	76,679,775
County of Riverside California, RB, 2.00%, 06/30/22	75,000	75,808,950

Security	Par (000)	Value

County/City/Special District/School District (continued)
County of Santa Clara California, GO, Series B, Election 2008, 4.00%, 08/01/42	$14,995	$15,316,748
Fremont Unified School District/Alameda County California, GO, Series A, 4.00%, 08/01/24(c)	65,000	71,282,445
Fremont Union High School District, GO
4.00%, 08/01/44	35,000	37,696,435
Series A, 4.00%, 08/01/46	11,000	12,719,828
Glendale Community College District, GO, Series A, Election 2016, 5.25%, 08/01/27(c)	5,000	6,258,190
Grossmont-Cuyamaca Community College District, Series B, Election 2012, 5.00%, 08/01/44	30,215	37,547,425
Hacienda La Puente Unified School District, GO, Series A, Election 2016, 5.25%, 08/01/42	5,000	6,135,120
Imperial Irrigation District, RB, (AMBAC), 6.94%, 01/01/26	15,570	17,296,697
Los Angeles Community College District, GO, Series K, Election 2008, 4.00%, 08/01/39	20,000	22,790,140
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32	2,590	2,602,919
Los Angeles County Metropolitan Transportation Authority RB, 4.00%, 06/01/38	10,000	12,347,880
Los Angeles County Metropolitan Transportation Authority, RB, Series A, 5.00%, 07/01/41	17,810	23,701,744
Los Angeles County Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 07/01/37	19,235	23,512,383
Series A, 5.00%, 07/01/42	10,000	12,155,480
Series A, 5.00%, 07/01/44	25,885	32,344,239
Los Angeles County Public Works Financing Authority Refunding RB
5.00%, 12/01/45	6,240	8,051,354
Series F, 4.00%, 12/01/46	7,140	8,597,917
Marin Healthcare District, GO, Series A, Election 2013, 5.00%, 08/01/41	22,420	27,301,977
Menifee Union School District, GO, Series A, 5.25%, 08/01/42	7,275	8,932,878
Mount San Antonio Community College District GO
Series C, 2.00%, 08/01/38	3,300	3,289,922
Series C, 2.00%, 08/01/39	3,670	3,645,829
Mount San Antonio Community College District, Refunding GO, Series A, Election 2018, 5.00%, 08/01/44	11,000	14,013,670
Mountain View-Whisman School District, GO, Series B, Election 2012, 4.00%, 09/01/26(c)	12,000	13,896,516
Orange County Local Transportation Authority, RB, 5.00%, 02/15/40	5,000	6,376,890
Palomar Community College District, GO, Series D, Election 2006, 5.25%, 08/01/45	3,000	3,669,438
Pomona Redevelopment Agency Successor Agency, Refunding TA, 3.98%, 02/01/27	4,155	4,604,849
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(c)	11,210	13,269,815
San Diego Community College District, Refunding GO, 5.00%, 08/01/41	20,000	23,717,820
San Diego County Regional Transportation Commission, Refunding RB, Series A, 3.00%, 10/01/22	27,500	28,146,305
San Diego Unified School District GO, 4.00%, 07/01/51	3,000	3,587,955

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Diego Unified School District, RB, 4.00%, 06/30/22	$25,000	$25,557,575
San Francisco Bay Area Rapid Transit District, GO, Series A, Election 2016, 5.00%, 08/01/47	8,980	10,889,786
San Francisco Bay Area Rapid Transit District, Refunding GO, Series D, Election 2004, 4.00%, 08/01/35	5,985	6,701,710
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, 4.00%, 10/01/47	5,000	6,054,915
San Francisco City & County Redevelopment Agency Successor Agency, Refunding TA
Series D, 3.13%, 08/01/28	1,150	1,230,125
Series D, 3.25%, 08/01/29	1,000	1,070,753
Series D, 3.38%, 08/01/30	1,250	1,342,804
San Francisco City & County Redevelopment Financing Authority, TA, Series A, (BHAC-CR), 5.75%, 08/01/37	5,000	6,682,470
San Francisco Unified School District, RB, 2.00%, 12/31/21	40,000	40,060,600
San Joaquin County Transportation Authority, Refunding RB, 5.00%, 03/01/41	17,955	21,495,439
San Jose Evergreen Community College District, GO, Series C, Election 2010, 4.13%, 09/01/24(c)	10,000	11,028,340
San Jose Financing Authority, RB, 5.75%, 05/01/42	2,010	2,018,251
San Jose Redevelopment Agency Successor Agency, Refunding TA
3.23%, 08/01/27	9,965	10,765,807
Series A-T, 3.25%, 08/01/29	8,730	9,344,653
San Jose Unified School District, GO, CAB, Series C, (NPFGC), 0.00%, 06/01/31(b)	25,000	21,733,975
San Mateo County Community College District, GO, Series B, Election 2014, 5.00%, 09/01/45	30,000	37,752,390
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/35	6,975	8,169,880
Santa Cruz City Elementary School District GO
Series C, 2.00%, 08/01/34	1,770	1,774,931
Series C, 2.00%, 08/01/36	695	700,589
Santa Cruz City High School District GO
Series C, 2.00%, 08/01/35	450	456,792
Series C, 2.00%, 08/01/36	1,755	1,739,416
Series C, 2.00%, 08/01/37	2,870	2,826,554
Series C, 2.00%, 08/01/38	2,955	2,902,132
Series C, 2.13%, 08/01/39	3,070	3,024,122
Santa Monica Community College District, GO, Series B, Election 2008, 4.00%, 08/01/24(c)	40,015	43,883,850
Vista Joint Powers Financing Authority, Refunding RB, 5.25%, 05/01/37	15,065	17,337,088

		1,059,276,805

Education — 4.2%
California Educational Facilities Authority, RB
Series A, 3.43%, 04/01/30	1,000	1,044,528
Series A, 3.56%, 04/01/31	2,000	2,096,312
California Infrastructure & Economic Development Bank, RB(d)
Series A, 4.13%, 01/01/35	1,010	1,085,840
Series A, 5.00%, 01/01/55	2,300	2,649,269
Series A-2, 5.00%, 01/01/24	720	723,785

Security	Par (000)	Value

Education (continued)
California Infrastructure & Economic Development Bank, RB, CAB(b)
0.00%, 01/01/35	$2,750	$1,261,167
0.00%, 01/01/60	37,500	3,567,450
Class B, 0.00%, 01/01/61(d)	18,000	1,439,298
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 1.84%, 10/01/31	1,100	1,088,665
California Municipal Finance Authority, RB
5.00%, 06/15/41(d)	925	1,024,996
6.00%, 07/01/44	500	550,666
5.00%, 06/15/51(d)	1,385	1,516,780
Series A, 5.50%, 08/01/34(d)	285	306,002
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/39	1,785	2,001,942
5.00%, 08/01/48	2,140	2,360,315
California Public Finance Authority, RB(d)
Series A, 5.00%, 07/01/36	385	412,358
Series A, 5.00%, 07/01/44	375	394,787
Series A, 5.00%, 07/01/54	520	540,050
Series B, 5.00%, 07/01/26	265	268,156
California School Finance Authority, RB(d)
5.00%, 06/01/40	1,420	1,573,050
5.00%, 06/01/50	2,240	2,456,324
5.00%, 06/01/59	3,565	3,896,028
Series A, 5.00%, 06/01/33	525	588,758
Series A, 5.00%, 06/01/43	525	579,506
Series A, 5.00%, 06/01/49	7,105	7,859,039
Series A, 6.00%, 07/01/51	1,500	1,757,378
Series A, 5.00%, 06/01/55	1,000	1,094,957
Series A, 5.00%, 06/01/58	3,355	3,701,427
Series A, 6.00%, 06/01/59	8,925	9,885,098
Series B, 6.00%, 06/01/31	735	722,069
California State University, Refunding RB
0.55%, 11/01/49(a)	11,500	11,487,246
Series A, 5.00%, 11/01/41	10,000	11,803,450
Series D, 1.69%, 11/01/29	5,000	4,928,215
California Statewide Communities Development Authority, RB, 5.00%, 06/01/51(d)	1,035	1,227,779
California Statewide Communities Development Authority, Refunding RB(d)
Series A, 5.00%, 06/01/36	2,900	3,301,171
Series A, 5.00%, 06/01/46	4,100	4,594,632
Hastings Campus Housing Finance Authority, RB, Series A, 5.00%, 07/01/61	15,170	17,787,735
University of California, RB, Series AV, 5.25%, 05/15/42	12,305	15,107,821
University of California, RB, BAB, 6.30%, 05/15/50	3,790	4,981,428
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	7,500	9,727,455

		143,392,932

Health — 4.1%
California Health Facilities Financing Authority, Series A, 5.00%, 11/15/38	13,000	15,949,817
California Health Facilities Financing Authority Refunding RB
5.00%, 08/15/41	15,500	20,176,613
4.00%, 08/15/48	43,285	51,334,711
California Health Facilities Financing Authority, Refunding RB
3.00%, 08/15/54(a)	19,230	20,966,623

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, Refunding RB (continued)
Series A, 4.00%, 08/15/50	$10,000	$11,716,300
California Municipal Finance Authority, Refunding RB(d)
Series A, 5.00%, 11/01/39	980	1,122,321
Series A, 5.00%, 11/01/49	1,105	1,247,778
California Public Finance Authority, RB(d)
2.88%, 05/15/27	705	708,787
2.38%, 11/15/28	3,000	3,031,452
3.13%, 05/15/29	2,510	2,540,928
City of Corona RB, 2.24%, 05/01/30	10,000	10,131,800
City of Huntington Beach California, Refunding RB, 2.32%, 06/15/30	2,750	2,779,120

		141,706,250

Health Care Providers & Services — 0.2%
California Health Facilities Financing Authority Refunding RB, 4.00%, 08/15/40	4,575	5,503,496

Housing — 3.8%
California Community Housing Agency, RB, M/F Housing(d)
4.00%, 08/01/46	830	844,495
4.00%, 02/01/50	1,535	1,587,015
4.00%, 08/01/51	7,815	8,024,333
3.00%, 08/01/56	4,840	4,441,571
3.00%, 02/01/57	5,115	5,132,263
Series A, 5.00%, 04/01/49	2,630	2,981,528
Series A-1, 4.00%, 08/01/50	1,605	1,684,741
Series A-1, 3.00%, 02/01/57	3,215	3,070,184
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	4,000	4,532,530
Class A, (FHLMC COLL), 3.75%, 03/25/35	19,961	23,585,840
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA COLL), 2.55%, 07/01/39	21,506	22,805,414
CMFA Special Finance Agency RB(d)
4.00%, 08/01/45	3,860	3,992,506
4.00%, 12/01/45	3,965	3,965,167
CMFA Special Finance Agency VII, RB(d)
4.00%, 08/01/47	4,635	4,685,146
3.00%, 08/01/56	6,095	5,718,896
CMFA Special Finance Agency, RB, 3.00%, 12/01/56(d)	675	605,812
CSCDA Community Improvement Authority RB, 4.00%, 03/01/57(d)	500	508,007
CSCDA Community Improvement Authority, RB(d)
3.25%, 07/01/56	1,895	1,764,546
3.25%, 05/01/57	5,080	4,756,281
4.00%, 07/01/58	2,450	2,292,338
CSCDA Community Improvement Authority, RB, M/F Housing(d)
2.65%, 12/01/46	5,860	5,520,811
4.00%, 07/01/56	4,775	5,052,513
3.13%, 08/01/56	2,045	1,919,611
3.25%, 04/01/57	2,575	2,573,862
Series A, 2.45%, 02/01/47	2,530	2,284,170

Security	Par (000)	Value

Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(d) (continued)
Series A, 5.00%, 07/01/51	$4,070	$4,563,162
Series B, 4.00%, 02/01/57	1,450	1,473,286

		130,366,028

State — 2.7%
California State Public Works Board RB, 4.00%, 11/01/46	14,150	16,861,692
California State Public Works Board, RB
Series B, 4.00%, 05/01/39	7,225	8,738,052
Series C, 5.00%, 11/01/44	29,985	37,914,653
Series I, 5.25%, 11/01/32	1,115	1,217,334
Series I, 5.50%, 11/01/33	2,315	2,537,481
California State Public Works Board, Refunding RB, Series C, 5.00%, 11/01/33	10,000	12,006,280
California State University, Refunding RB, Series B, 1.67%, 11/01/29	9,000	8,866,809
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	1,375	1,718,669
Series A, 5.00%, 09/02/44	675	834,175
Series A, 5.00%, 09/02/48	675	825,527
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/23	1,000	931,852
Series D, 0.00%, 08/01/31	3,000	1,888,992

		94,341,516

Tobacco — 3.3%
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	1,110	1,307,842
Series A, 5.00%, 06/01/36	2,410	2,413,073
Series A, 5.00%, 06/01/47	2,595	2,597,795
Series A, 4.00%, 06/01/49	1,540	1,798,880
California County Tobacco Securitization Agency, Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/55(b)	15,770	3,093,112
California Statewide Financing Authority, RB, CAB, Series D, 0.00%, 06/01/55(b)(d)	16,500	1,150,182
Golden State Tobacco Securitization Corp., (SAP), 2.75%, 06/01/34	5,175	5,252,708
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	12,125	12,336,703
Series A-2, 5.00%, 06/01/47	55,680	56,663,030
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	4,895	5,116,469
Silicon Valley Tobacco Securitization Authority, RB, CAB, Series D, 0.00%, 06/01/56(b)	29,500	2,891,974
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	15,435	18,954,886

		113,576,654

Transportation — 13.2%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, 5.56%, 07/01/32	1,000	1,205,696
California Infrastructure & Economic Development Bank, RB, Series A, AMT, 0.20%, 01/01/50(a)(d)	21,890	21,886,804
City of Long Beach California Harbor Revenue, Series A, 5.00%, 05/15/44	10,000	12,702,600

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles Department of Airports Refunding RB
Series D, AMT, 3.00%, 05/15/39	$5,000	$5,439,000
Series D, AMT, 4.00%, 05/15/39	2,960	3,563,032
Series D, AMT, 4.00%, 05/15/40	2,615	3,122,509
Series D, AMT, 4.00%, 05/15/41	20,000	23,802,160
Series D, AMT, 5.00%, 05/15/46	30,100	38,452,178
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	6,615	7,532,891
Series A, AMT, 5.00%, 05/15/42	23,725	28,398,517
Series B, AMT, 5.00%, 05/15/41	18,710	21,846,432
Series D, AMT, 5.00%, 05/15/41	8,850	10,070,504
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	20,000	23,537,580
San Diego County Regional Airport Authority RB(e) 5.00%, 07/01/46	24,960	32,105,748
Series B, AMT, 5.00%, 07/01/46	7,000	8,841,616
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/39	5,125	5,623,411
Series A, AMT, 5.00%, 05/01/40	14,000	15,370,670
Series A, AMT, 5.00%, 05/01/42	29,480	35,019,439
Series A, AMT, 5.00%, 05/01/44	10,125	11,090,773
Series A, AMT, 5.00%, 05/01/49	8,000	9,805,600
Series E, AMT, 5.00%, 05/01/38	9,025	11,230,196
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series A, AMT, 5.25%, 05/01/42	40,370	48,638,745
Series B, AMT, 5.00%, 05/01/41	23,960	27,848,205
San Francisco Municipal Transportation Agency, RB
Series C, 4.00%, 03/01/46	18,000	21,480,228
Series C, 5.00%, 03/01/51	19,510	25,014,317

		453,628,851

Utilities — 17.6%
California Statewide Communities Development Authority, Refunding RB, 1.68%, 02/01/29	1,000	980,307
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	20,000	24,414,860
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, 5.00%, 06/01/43	10,000	12,403,100
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	6,465	7,916,011
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A, 4.00%, 11/01/30	19,910	23,038,677
Contra Costa Water District Refunding RB, Series W, 4.00%, 10/01/46	14,440	17,480,010
East Bay Municipal Utility District Water System Revenue, RB, Series A, 4.00%, 06/01/45	4,885	5,629,870
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 06/01/37	7,160	8,232,410
Eastern Municipal Water District Financing Authority, RB, Series D, 5.25%, 07/01/42	18,500	22,773,112
Los Angeles Department of Water & Power Refunding RB, Series B, 5.00%, 07/01/48	10,000	12,882,200

Security	Par (000)	Value

Utilities (continued)
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	$52,860	$62,511,841
Series A, 5.25%, 07/01/44	10,650	12,902,507
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 07/01/40	16,105	18,539,834
Metropolitan Water District of Southern California, Refunding RB
5.00%, 01/01/38	7,000	8,782,697
Series A, 5.00%, 10/01/35	5,000	5,077,660
Series E, Refunding RB, 2.00%, 07/01/37(a)	8,625	8,811,128
Northern California Power Agency, RB, BAB, Series A, 7.31%, 06/01/40	2,150	3,235,154
Orange County Water District, GO, 4.00%, 02/15/25	25,735	28,596,140
Sacramento Municipal Utility District, RB
Series G, 5.00%, 08/15/38	22,390	28,741,842
Series G, 5.00%, 08/15/41	20,000	25,582,000
San Diego County Water Authority, Refunding RB, 5.00%, 11/01/22(c)	2,745	2,865,478
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 5.00%, 05/15/36	5,000	5,916,745
Series A, 5.00%, 05/15/38	13,595	16,060,616
Series A, 3.00%, 08/01/49	6,515	7,003,573
Series B, 5.00%, 08/01/38	16,460	19,529,346
Series A, Subordinate, 5.00%, 08/01/43	33,820	41,947,149
Series A, Subordinate, 5.25%, 08/01/47	15,180	19,042,976
San Francisco City & County Public Utilities Commission Wastewater Revenue RB, Series B, 1.00%, 10/01/26	27,880	28,027,095
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	17,010	17,505,688
San Mateo Foster City Public Financing Authority, RB, 5.00%, 08/01/25	20,000	23,274,720
Southern California Public Power Authority, Refunding RB, 5.00%, 07/01/30	41,400	45,416,959
State of California Department of Water Resources, Refunding RB
Series AW, 4.00%, 12/01/34	24,000	27,806,808
Series BC, 1.32%, 12/01/28	4,000	3,893,732
West County Facilities Financing Authority RB, 4.00%, 06/01/46	10,000	11,933,040

		608,755,285

Total Municipal Bonds in California		2,834,845,426

Guam — 0.2%

State — 0.2%
Territory of Guam, Refunding RB
Series F, 4.00%, 01/01/36	2,480	2,879,553
Series F, 4.00%, 01/01/42	3,170	3,581,269

Total Municipal Bonds in Guam		6,460,822

Illinois — 0.2%

County/City/Special District/School District — 0.2%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	6,925	8,592,949

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 7.9%

State — 4.7%
Commonwealth of Puerto Rico Refunding GO, Series A, 5.00%, 07/01/18(f)(g)	$470	$470,000
Commonwealth of Puerto Rico, GO(f)(g)
Series A, 5.25%, 07/01/22	940	936,083
Series A, 5.25%, 07/01/26	330	328,625
Series A, 5.13%, 07/01/31	3,340	3,326,082
Series A, 5.38%, 07/01/33	1,025	1,020,729
Series A, 6.00%, 07/01/38	1,630	1,646,554
Commonwealth of Puerto Rico, Refunding GO(f)(g)
5.50%, 07/01/32	1,170	1,165,125
6.00%, 07/01/34	955	964,699
6.00%, 07/01/39	470	474,773
Series A, 5.50%, 07/01/18	1,025	1,025,000
Series A, 8.00%, 07/01/35	27,405	23,934,705
Series A, 5.50%, 07/01/39	8,805	8,238,504
Series A, 5.00%, 07/01/41	10,546	9,465,254
Series A, 5.75%, 07/01/41	1,110	1,089,188
Series B, 6.00%, 07/01/39	3,970	4,010,319
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	38,748	44,186,243
Series A-1, Restructured, 5.00%, 07/01/58	16,743	19,245,911
Series A-2, Restructured, 4.33%, 07/01/40	11,004	12,374,870
Series A-2, Restructured, 4.54%, 07/01/53	114	128,556
Series A-2, Restructured, 4.78%, 07/01/58	15,623	17,830,639
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	1,117	1,002,868
Series A-1, Restructured, 0.00%, 07/01/31	1,330	1,091,482
Series A-1, Restructured, 0.00%, 07/01/33	1,909	1,450,853
Series A-1, Restructured, 0.00%, 07/01/46	8,062	2,691,337
Series A-1, Restructured, 0.00%, 07/01/51	12,267	2,960,947
Series B-1, Restructured, 0.00%, 07/01/46	5,761	1,923,765

		162,983,111

Tobacco — 0.3%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(b)	150,000	10,568,400

Utilities — 2.9%
Puerto Rico Electric Power Authority, 3rd Series, 5.40%, 01/01/22	593	538,980
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29(f)(g)	4,130	4,081,815
Series A, 7.00%, 07/01/33(f)(g)	2,230	2,258,805
Series A, 6.75%, 07/01/36(f)(g)	7,630	7,728,557
Series A, 5.00%, 07/01/42(f)(g)	8,830	8,726,980
Series A, 7.00%, 07/01/43(f)(g)	955	967,336
Series A-3, 10.00%, 07/01/19(f)(g)	2,137	2,243,338
Series B-3, 10.00%, 07/01/19(f)(g)	2,137	2,243,338
Series C-1, 5.40%, 01/01/18(f)(g)	5,870	5,331,157
Series C-2, 5.40%, 07/01/18(f)(g)	5,871	5,332,020
Series C-4, 5.40%, 07/01/20(f)(g)	593	538,980
Series CCC, 5.25%, 07/01/26(f)(g)	1,680	1,660,399
Series CCC, 5.25%, 07/01/28(f)(g)	955	943,858
Series D-4, 7.50%, 07/01/20	1,638	1,659,158
Series TT, 5.00%, 07/01/25(f)(g)	480	474,400
Series TT, 5.00%, 07/01/26(f)(g)	1,285	1,270,008
Series WW, 5.50%, 07/01/17(f)(g)	1,315	1,299,658

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series WW, 5.50%, 07/01/18(f)(g)	$1,155	$1,141,525
Series WW, 5.50%, 07/01/19(f)(g)	935	924,091
Series WW, 5.38%, 07/01/24(f)(g)	875	864,791
Series WW, 5.25%, 07/01/33(f)(g)	885	874,675
Series WW, 5.50%, 07/01/38(f)(g)	1,170	1,156,350
Series XX, 5.25%, 07/01/27(f)(g)	645	637,475
Series XX, 5.25%, 07/01/35(f)(g)	400	395,333
Series XX, 5.75%, 07/01/36(f)(g)	555	548,525
Series XX, 5.25%, 07/01/40(f)(g)	11,490	11,355,946
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
Series AAA, 5.25%, 07/01/22	2,150	2,124,916
Series AAA, 5.25%, 07/01/27	6,540	6,463,698
Series AAA, 5.25%, 07/01/28	4,690	4,635,282
Series AAA, 5.25%, 07/01/29	530	523,816
Series BBB, 5.40%, 07/01/28	2,805	2,719,097
Series UU, 1.00%, 07/01/17(a)	395	351,372
Series UU, 1.00%, 07/01/18(a)	355	315,790
Series UU, 1.00%, 07/01/20(a)	3,175	2,824,321
Series UU, 0.79%, 07/01/31(a)	3,765	3,349,156
Series ZZ, 5.00%, 07/01/17	925	914,208
Series ZZ, 5.25%, 07/01/19	2,945	2,910,641
Series ZZ, 5.25%, 07/01/24	1,990	1,966,783
Series ZZ, 5.00%, 07/01/28	990	978,450
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(f)(g)	4,060	3,935,662
Puerto Rico Public Buildings Authority, Refunding RB(f)(g)
Series F, (GTD), 5.25%, 07/01/24	500	553,958
Series M-2, (GTD), 10.00%, 07/01/34	1,045	1,186,075

		100,950,723

Total Municipal Bonds in Puerto Rico		274,502,234

Total Municipal Bonds — 90.5% (Cost: $2,939,633,306)		3,124,401,431

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 10.0%

County/City/Special District/School District — 2.2%
Irvine Ranch Water District, COP, 5.00%, 03/01/46	19,330	22,916,343
Ohlone Community College District, GO, Series B, 4.00%, 08/01/24(c)	47,250	51,818,390

		74,734,733

Education — 3.5%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	35,250	44,439,323
University of California, RB, Series M, 5.00%, 05/15/42	20,000	24,065,460
University of California, Refunding RB, Series AZ, 5.00%, 05/15/43	41,740	52,080,981

		120,585,764

State — 0.6%
State of California, Refunding GO, 5.25%, 10/01/39	18,150	21,501,007

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 3.7%
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/42	$27,045	$32,880,464
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	36,105	43,856,590
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	41,405	51,429,109

		128,166,163

Total Municipal Bonds in California		344,987,667

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.0% (Cost: $311,873,430)		344,987,667

Total Long-Term Investments — 101.2% (Cost: $3,275,068,279)		3,492,675,312

	Shares

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(i)(j)	166,331,600	166,431,399

Total Short-Term Securities — 4.8% (Cost: $166,395,768)		166,431,399

Total Investments — 106.0% (Cost: $3,441,464,047)		3,659,106,711
Liabilities in Excess of Other Assets — (1.9)%		(65,523,259)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.1)%		(143,164,462)

Net Assets — 100.0%		$3,450,418,990

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$153,125,894	$13,305,506	(a)	$—	$—	$(1)	$166,431,399	166,331,600	$4,299	$—

(a)	Represents net amount purchased (sold).

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock California Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	3,699	03/22/22	$483,760	$(4,338,893)
U.S. Long Bond	1,766	03/22/22	286,423	(4,891,705)
5-Year U.S. Treasury Note	2,066	03/31/22	250,745	(1,238,944)

				$(10,469,542)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$10,469,542	$—	$10,469,542

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$251,946	$—	$251,946

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(9,857,118)	$—	$(9,857,118)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$797,154,066

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$23,286,214	$—	$23,286,214
Municipal Bonds	—	3,124,401,431	—	3,124,401,431
Municipal Bonds Transferred to Tender Option Bond Trusts	—	344,987,667	—	344,987,667

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock California Municipal Opportunities Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$166,431,399	$—	$—	$166,431,399

	$166,431,399	$3,492,675,312	$—	$3,659,106,711

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(10,469,542)	$—	$—	$(10,469,542)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $143,144,977 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.3%

State — 0.2%
Territory of Guam, Refunding RB
Series F, 4.00%, 01/01/36	$300	$348,333
Series F, 4.00%, 01/01/42	385	434,949

		783,282

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	500	593,214

Total Municipal Bonds in Guam		1,376,496

New Jersey — 80.1%

Corporate — 2.2%
New Jersey Economic Development Authority, RB, AMT, 4.00%, 08/01/59	4,200	4,684,239
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	1,360	1,418,373
3.50%, 04/01/42	720	750,689
Series A, AMT, 2.20%, 10/01/39(a)	2,130	2,243,678

		9,096,979

County/City/Special District/School District — 16.5%
Carlstadt School District, Refunding GO, (SCH BD RES FD), 4.00%, 05/01/30	1,415	1,529,952
City of Bayonne New Jersey, Refunding GO, (BAM SAW), 5.00%, 07/01/26(b)	860	1,029,256
City of East Orange New Jesery, Refunding GO
(AGM), 3.00%, 09/15/30	2,200	2,406,052
(AGM), 3.00%, 09/15/31	2,200	2,401,203
City of Perth Amboy New Jersey, Refunding GO, Series A, (BAM), 4.00%, 03/15/29	1,200	1,433,027
Clifton Board of Education GO
(AGM, SCH BD RES FD), 2.25%, 08/15/45	1,850	1,793,316
(AGM, SCH BD RES FD), 2.25%, 08/15/46	1,850	1,782,534
County of Mercer New Jersey, Refunding GO
2.38%, 02/15/30	1,400	1,491,178
3.00%, 02/15/31	1,585	1,726,228
Egg Harbor Township School District, Refunding GO, (AGM, SCH BD RES FD), 5.75%, 07/15/25	2,000	2,369,582
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/44	7,470	8,461,650
Essex County Improvement Authority, Refunding RB, (NPFGC GTD), 5.50%, 10/01/29	1,500	1,996,690
Ewing Township Board of Education, GO
(SCH BD RES FD), 4.00%, 07/15/38	920	1,069,476
(SCH BD RES FD), 4.00%, 07/15/39	840	975,394
Hudson County Improvement Authority, RB
3.00%, 10/01/36	5,950	6,528,352
4.00%, 10/01/51	3,500	4,062,947
Monmouth County Improvement Authority, RB
Series B, (GTD), 4.00%, 12/01/38	250	300,117
Series B, (GTD), 4.00%, 12/01/39	590	707,146
Monmouth Regional High School District, GO, (SCH BD RES FD), 3.00%, 02/01/34	1,260	1,361,366
New Jersey Economic Development Authority, RB
5.00%, 06/15/23(b)	2,000	2,144,040
Series AAA, 5.00%, 06/15/41	1,990	2,342,150
Series KK, 5.00%, 09/01/22(b)	1,070	1,108,412
Series QQQ, 4.00%, 06/15/50	1,075	1,219,778

Security	Par (000)	Value

County/City/Special District/School District (continued)
New Jersey Economic Development Authority, RB (continued)
Series B, AMT, 6.50%, 04/01/31	$1,725	$1,955,920
Newark Board of Education, Refunding GO
(SCH BD RES FD), 5.00%, 07/15/22	75	77,114
(SCH BD RES FD), 5.00%, 07/15/23	150	160,880
(SCH BD RES FD), 5.00%, 07/15/24	225	250,663
(BAM, SCH BD RES FD), 5.00%, 07/15/25	125	144,046
(BAM, SCH BD RES FD), 5.00%, 07/15/26	140	165,846
(BAM, SCH BD RES FD), 5.00%, 07/15/27	175	212,315
(BAM, SCH BD RES FD), 3.00%, 07/15/39	630	678,531
Sparta Township Board of Education, Refunding GO, (SCH BD RES FD), 5.00%, 02/15/25(b)	1,350	1,545,368
Toms River Board of Education, GO, (SCH BD RES FD), 3.00%, 07/15/37	4,605	4,896,317
Township of Bloomfield New Jersey, Refunding GO
3.00%, 02/01/32	1,000	1,086,679
3.00%, 02/01/33	1,040	1,127,973
Township of Irvington New Jersey, Refunding GO, Series A, (AGM), 5.00%, 07/15/31(b)	2,445	2,707,678
Township of Monroe New Jersey/Gloucester County, Refunding GO
3.00%, 05/01/32	405	435,632
3.00%, 06/01/37	385	411,694
3.00%, 06/01/38	410	437,020
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 4.75%, 12/01/31	1,240	1,244,086

		67,777,608

Education — 9.5%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	1,250	1,375,224
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	530	602,019
Series A, 5.00%, 07/01/34	1,855	2,122,430
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,000	1,079,194
Series A, 5.00%, 07/01/27(c)	170	184,751
Series A, 5.13%, 11/01/29(c)	100	111,263
Series A, 5.25%, 07/01/37(c)	470	517,064
Series A, 6.25%, 11/01/38(c)	210	247,813
Series A, 5.00%, 06/15/39(c)	825	914,008
Series A, 5.00%, 07/01/47	265	282,875
Series A, 5.38%, 07/01/47(c)	815	887,289
Series A, 5.00%, 12/01/48	2,190	2,576,966
Series A, 5.00%, 06/15/49(c)	135	147,711
Series A, 5.00%, 07/01/50	200	233,700
Series A, 6.50%, 11/01/52(c)	1,210	1,414,699
Series A, 5.25%, 11/01/54(c)	1,100	1,178,529
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	2,760	3,337,232
(AGM), 5.00%, 06/01/42	690	830,750
Series A, 3.50%, 09/01/22(c)	40	40,618
Series A, 4.75%, 08/01/24(c)	150	155,187
Series A, 5.63%, 08/01/34(c)	250	263,146
Series A, 5.00%, 09/01/37(c)	315	356,607
Series A, 5.88%, 08/01/44(c)	430	451,620
Series A, 5.13%, 09/01/52(c)	1,000	1,114,879
New Jersey Educational Facilities Authority, RB
Series C, (AGM), 3.25%, 07/01/49	290	312,783
Series C, (AGM), 4.00%, 07/01/50	245	283,353

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Educational Facilities Authority, Refunding RB
Series A, 5.00%, 07/01/33	$2,005	$2,223,076
Series B, 5.00%, 07/01/32	2,465	2,908,510
Series B, 5.00%, 07/01/42	560	572,937
Series H, (AGM), 4.00%, 07/01/39	715	786,443
New Jersey Higher Education Student Assistance Authority, RB, Sub-Series C, AMT, 4.00%, 12/01/48	700	766,083
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series A, 2.38%, 12/01/29	1,120	1,144,074
1st Series, AMT, 5.75%, 12/01/28	330	330,444
Series B, AMT, 3.00%, 12/01/32	1,835	1,924,643
Sub-Series C, AMT, 3.63%, 12/01/49	1,065	1,088,179
New Jersey Institute of Technology, RB
Series A, 5.00%, 07/01/22(b)	460	472,852
Series A, 5.00%, 07/01/40	5,000	5,704,970

		38,943,921

Health — 14.4%
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	270	311,395
5.00%, 01/01/39	270	307,383
New Jersey Health Care Facilities Financing Authority RB
2.38%, 07/01/46	3,740	3,720,518
3.00%, 07/01/51	1,895	2,007,610
4.00%, 07/01/51	7,020	8,295,113
New Jersey Health Care Facilities Financing Authority Refunding RB, 5.00%, 07/01/45(a)	1,000	1,189,594
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	4,660	5,572,176
4.00%, 07/01/44	4,120	4,753,442
Series A, 5.25%, 07/01/35	1,460	1,567,688
Series A, 5.00%, 07/01/39	1,150	1,273,300
Series A, 5.00%, 07/01/43	1,535	1,695,966
Series A, 5.50%, 07/01/43	920	988,386
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/24(b)	2,950	3,300,968
5.00%, 07/01/27	1,500	1,540,951
5.00%, 07/01/29	285	311,838
5.00%, 07/01/34	1,000	1,184,308
5.00%, 08/15/34	460	492,902
5.00%, 07/01/39	4,060	4,779,785
4.00%, 07/01/41	1,000	1,125,350
Series A, 5.00%, 07/01/22(b)	3,230	3,319,888
Series A, 4.00%, 07/01/32	2,300	2,622,276
Series A, 5.00%, 07/01/37	6,000	7,290,702
Series A, 5.00%, 07/01/43	1,290	1,524,131

		59,175,670

Housing — 2.5%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, 2.15%, 10/01/41	930	903,479
Series H, 2.30%, 10/01/46	695	669,747

Security	Par (000)	Value

Housing (continued)
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing (continued) Series H, 2.40%, 04/01/52	$695	$675,330
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.45%, 11/01/45	240	240,287
Series A, 4.00%, 11/01/48	150	163,388
Series A, (HUD SECT 8), 2.55%, 11/01/50	220	220,129
Series A, 4.10%, 11/01/53	100	108,450
Series A, (HUD SECT 8), 2.63%, 11/01/56	220	220,355
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	990	1,100,584
Series E, 2.25%, 10/01/40	755	762,453
Series E, 2.40%, 10/01/45	575	581,679
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing
Series A, 5.00%, 12/01/30	1,640	1,783,336
Series A, 4.38%, 12/01/33	2,515	2,669,275

		10,098,492

State — 21.3%
Casino Reinvestment Development Authority, Inc., Refunding RB
(AGM), 4.00%, 11/01/34	500	524,449
5.25%, 11/01/39	1,020	1,126,598
5.25%, 11/01/44	1,590	1,735,310
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	2,565	3,156,761
Garden State Preservation Trust, RB, CAB(d)
Series B, (AGM), 0.00%, 11/01/24	10,000	9,790,420
Series B, (AGM), 0.00%, 11/01/27	4,135	3,803,671
New Jersey Economic Development Authority, RB
4.00%, 06/15/49	1,190	1,341,548
Series A, (NPFGC), 5.25%, 07/01/26	1,000	1,191,578
Series A, 5.00%, 06/15/42	4,545	5,407,832
Series DDD, 5.00%, 06/15/42	3,000	3,536,115
Series EEE, 5.00%, 06/15/43	2,155	2,614,170
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/22	1,700	1,742,247
5.00%, 06/15/29	640	653,977
Series N-1, (AMBAC), 5.50%, 09/01/26	600	724,652
Series PP, 4.00%, 06/15/30	4,875	5,269,378
Sub-Series A, 5.00%, 07/01/33	125	148,058
Sub-Series A, 4.00%, 07/01/34	165	184,759
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	2,500	2,755,810
New Jersey Educational Facilities Authority, RB, Series A, 5.00%, 09/01/33	1,750	1,944,761
New Jersey Health Care Facilities Financing Authority, RB, 5.00%, 09/15/29	2,000	2,139,404
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	1,000	1,127,898
Series BB, 5.00%, 06/15/44	500	608,479
Series BB, 4.00%, 06/15/50	2,545	2,855,073
Series BB, 5.00%, 06/15/50	535	646,668
Series S, 5.25%, 06/15/43	1,720	2,142,463

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(d)	$10,000	$6,715,290
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	1,775	2,189,741
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/48	2,380	2,743,911
State of New Jersey, GO
2.00%, 06/01/37	2,600	2,532,962
Series A, 4.00%, 06/01/30	2,900	3,521,052
Series A, 4.00%, 06/01/31	3,000	3,698,928
Series A, 4.00%, 06/01/32	7,370	9,204,946

		87,778,909

Tobacco — 1.3%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	1,500	1,784,322
Series A, 5.25%, 06/01/46	915	1,105,106
Sub-Series B, 5.00%, 06/01/46	2,000	2,334,814

		5,224,242

Transportation — 12.3%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.13%, 01/01/39	1,000	1,085,400
AMT, (AGM), 5.13%, 07/01/42	1,000	1,083,357
AMT, 5.38%, 01/01/43	905	986,718
New Jersey Transportation Trust Fund Authority Refunding RB, Series A, 4.00%, 06/15/36	1,435	1,686,441
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	1,250	1,461,321
Series AA, 5.25%, 06/15/31	2,000	2,140,150
Series AA, 4.00%, 06/15/50	1,100	1,251,774
Series B, 5.00%, 06/15/33	550	678,047
New Jersey Transportation Trust Fund Authority, RB, CAB(d)
Series A, 0.00%, 12/15/32	10,000	7,946,670
Series A, 0.00%, 12/15/35	8,900	6,475,711
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/26	300	353,627
Series A, 5.00%, 06/15/31	3,230	3,842,044
Series A, 5.00%, 06/15/32	500	653,712
Series A, 4.00%, 06/15/34	1,300	1,559,054
Series A, 4.00%, 06/15/35	2,400	2,847,909
Series A, 5.00%, 12/15/35	455	559,426
Series B, (NPFGC), 5.50%, 12/15/21	1,800	1,803,429
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,240,838
New Jersey Turnpike Authority, Refunding RB
Series A, (BHAC-CR AGM), 5.25%, 01/01/30	1,000	1,307,726
Series B, 5.00%, 01/01/34	1,600	1,957,427
Series E, 5.00%, 01/01/32	1,350	1,659,959
South Jersey Transportation Authority, RB, Series A, 5.00%, 11/01/45	3,545	4,384,052
South Jersey Transportation Authority, Refunding RB
Series A, 5.00%, 11/01/22(b)	295	307,931
Series A, 5.00%, 11/01/32	440	490,621

Security	Par (000)	Value

Transportation (continued)
South Jersey Transportation Authority, Refunding RB (continued)
Series A, 5.00%, 11/01/33	$250	$278,565
Series A, 5.00%, 11/01/39	1,500	1,664,643

		50,706,552

Utilities — 0.1%
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24	295	316,723
New Jersey Infrastructure Bank, RB, 2.00%, 09/01/43	240	238,069

		554,792

Total Municipal Bonds in New Jersey		329,357,165

New York — 4.5%

Transportation — 4.5%
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,135,360
Consolidated, 218th Series, AMT, 4.00%, 11/01/34	2,345	2,784,176
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	3,545	4,027,113
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	2,170	2,499,625
Port Authority of New York & New Jersey, Refunding ARB
Series 205th, 5.00%, 11/15/42	1,975	2,408,041
178th Series, AMT, 5.00%, 12/01/43	285	307,935
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	3,000	3,334,191
Series 223, AMT, 4.00%, 07/15/51	1,540	1,786,762

Total Municipal Bonds in New York		18,283,203

Pennsylvania — 0.5%

Transportation — 0.5%
Delaware River Port Authority, RB, 5.00%, 01/01/40	1,500	1,634,154
Delaware River Port Authority, Refunding RB, 5.00%, 01/01/27	415	435,907

Total Municipal Bonds in Pennsylvania		2,070,061

Puerto Rico — 3.0%

State — 2.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,932	3,343,503
Series A-1, Restructured, 5.00%, 07/01/58	3,105	3,569,167
Series A-2, Restructured, 4.33%, 07/01/40	580	652,227
Series A-2, Restructured, 4.78%, 07/01/58	1,757	2,005,276
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/46	1,842	614,915
Series A-1, Restructured, 0.00%, 07/01/51	1,885	454,992
Series B-1, Restructured, 0.00%, 07/01/46	567	189,338

		10,829,418

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 0.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.13%, 07/01/37	$160	$164,576
Series A, Senior Lien, 5.25%, 07/01/42	1,445	1,487,366

		1,651,942

Total Municipal Bonds in Puerto Rico		12,481,360

Total Municipal Bonds — 88.4% (Cost: $328,867,868)		363,568,285

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New Jersey — 7.9%

County/City/Special District/School District — 2.4%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,440	1,689,427
Union County Utilities Authority, Refunding RB
Series A, 5.00%, 06/15/41	2,000	2,007,016
Series A, AMT, 5.25%, 12/01/31	6,275	6,298,008

		9,994,451

Education — 3.5%
New Jersey Economic Development Authority, Refunding RB
AMT, 3.00%, 08/01/41	4,622	4,692,618
AMT, 3.00%, 08/01/43(f)	6,648	6,748,934
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43(b)	2,500	2,668,276

		14,109,828

Health — 2.0%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	7,332	8,159,004

Total Municipal Bonds in New Jersey		32,263,283

New York — 0.4%

Transportation — 0.4%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,682,912

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.3% (Cost: $32,637,551)		33,946,195

Total Long-Term Investments — 96.7% (Cost: $361,505,419)		397,514,480

Security	Par (000)	Value

Short-Term Securities

Commercial Paper — 2.1%
Port Authority of New York & New Jersey, Refunding ARB, 0.16%, 03/03/22	$8,840	$8,839,776

		8,839,776

	Shares

Money Market Funds — 4.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(g)(h)	18,030,879	18,032,682

Total Short-Term Securities — 6.5% (Cost: $26,872,682)		26,872,458

Total Investments — 103.2% (Cost: $388,378,101)		424,386,938

Other Assets Less Liabilities — 1.2%		4,667,891

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.4)%		(17,965,451)

Net Assets — 100.0%		$411,089,378

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2037, is $5,808,746. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock New Jersey Municipal Bond Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$28,655,380	$—	$(10,619,425	)(a)	$(1,667)	$(1,606)	$18,032,682	18,030,879	$777	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	145	03/22/22	$ 18,963	$(180,173)
U.S. Long Bond	66	03/22/22	10,704	(199,568)
5-Year U.S. Treasury Note	108	03/31/22	13,108	(66,465)

				$(446,206)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$446,206	$—	$446,206

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$105,746	$—	$105,746

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(441,962)	$—	$(441,962)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,304,469

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock New Jersey Municipal Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$363,568,285	$—	$363,568,285
Municipal Bonds Transferred to Tender Option Bond Trusts	—	33,946,195	—	33,946,195
Short-Term Securities
Commercial Paper	—	8,839,776	—	8,839,776
Money Market Funds	18,032,682	—	—	18,032,682

	$18,032,682	$406,354,256	$—	$424,386,938

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(446,206)	$—	$—	$(446,206)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $17,959,363 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.3%

State — 0.2%
Territory of Guam, Refunding RB
Series F, 4.00%, 01/01/36	$470	$545,722
Series F, 4.00%, 01/01/42	605	683,491

		1,229,213

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	820	972,871

Total Municipal Bonds in Guam		2,202,084

Pennsylvania — 81.7%

Corporate — 3.7%
Pennsylvania Economic Development Financing Authority, RB
AMT, 0.45%, 06/01/41(a)	13,335	13,328,026
Series A, AMT, 0.58%, 08/01/37(a)	5,245	5,216,053
Series A, AMT, 3.25%, 08/01/39(b)	2,800	2,872,853
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,355	1,436,572

		22,853,504

County/City/Special District/School District — 18.9%
Allentown Neighborhood Improvement Zone Development Authority Refunding RB, 5.00%, 05/01/42(c)	3,770	4,645,364
Altoona Area School District, GO
(BAM SAW), 5.00%, 12/01/25(d)	1,215	1,429,454
Series A, (AGM), 5.00%, 12/01/36	2,895	3,344,990
Bethlehem Area School District, GO
Series A, (BAM SAW), 5.00%, 08/01/34	2,390	2,740,446
Series A, (BAM SAW), 5.00%, 08/01/35	1,790	2,050,880
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	890	977,442
(SAW), 5.00%, 10/01/38	1,335	1,464,380
Bristol Township School District, GO, (BAM SAW), 5.00%, 06/01/42	2,550	3,049,512
Catasauqua Area School District, Refunding GO, (BAM SAW), 4.00%, 02/15/42	2,255	2,550,134
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	3,720	4,289,826
City of Philadelphia Pennsylvania, GO, Series B, 5.00%, 02/01/39	2,155	2,702,120
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	2,140	2,590,688
Coatesville School District, GO, CAB(e)
Series A, (BAM SAW), 0.00%, 10/01/34	290	199,581
Series A, (BAM SAW), 0.00%, 10/01/35	2,565	1,690,409
Series A, (BAM SAW), 0.00%, 10/01/37	2,505	1,512,056
Coatesville School District, Refunding GO, CAB(e)
Series B, (BAM SAW), 0.00%, 10/01/33	500	359,060
Series B, (BAM SAW), 0.00%, 10/01/34	980	674,446
Series C, (BAM SAW), 0.00%, 10/01/33	640	473,841
County of Lancaster Pennsylvania, Refunding GO
4.00%, 11/01/34	500	569,433
4.00%, 11/01/35	520	591,243
4.00%, 11/01/36	540	613,431
4.00%, 11/01/37	565	641,382
4.00%, 11/01/38	585	663,617

Security	Par (000)	Value

County/City/Special District/School District (continued)
County of Monroe Pennsylvania, GO
Series A, 4.00%, 07/15/30	$840	$1,017,213
Series A, 4.00%, 07/15/31	970	1,170,212
Series A, 4.00%, 07/15/32	1,280	1,538,440
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,835	2,089,305
East Pennsboro Area School District, GO
(BAM SAW), 4.00%, 10/01/40	645	735,989
(BAM SAW), 4.00%, 10/01/44	1,530	1,737,341
Easton Area School District, GO, Series B, (SAW), 5.00%, 02/01/31	1,650	2,031,561
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	4,100	4,902,407
(SAW), 5.00%, 02/01/42	6,365	7,529,540
Governor Mifflin School District, GO
Series A, (SAW), 4.00%, 04/01/39	640	744,546
Series A, (SAW), 4.00%, 04/01/40	400	464,090
Series A, (SAW), 4.00%, 04/01/42	1,150	1,329,384
Series A, (SAW), 4.00%, 04/01/43	1,010	1,164,518
Series A, (SAW), 4.00%, 04/01/46	1,185	1,354,773
Manheim Central School District GOL
Series B, (SAW), 4.00%, 05/01/38	1,700	1,991,067
Series B, (SAW), 4.00%, 05/01/39	1,100	1,283,943
Series B, (SAW), 4.00%, 05/01/40	1,000	1,165,667
Manheim Township School District, GO
Series A, (SAW), 4.00%, 02/01/34	490	579,066
Series A, (SAW), 4.00%, 02/01/35	965	1,139,984
Series A, (SAW), 4.00%, 02/01/36	655	772,505
Marple Newtown School District, GO, (SAW), 3.00%, 06/01/40	2,365	2,554,332
Mechanicsburg Area School District, GO
Series A, (SAW), 4.00%, 03/01/40	2,160	2,481,449
Series A, (SAW), 4.00%, 03/01/41	2,245	2,574,157
Series A, (SAW), 4.00%, 03/01/42	2,335	2,672,590
North Allegheny School District, GO, (SAW), 4.00%, 05/01/39	1,000	1,177,808
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	4,940	5,773,067
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	1,815	2,137,044
Springfield School District/Delaware County, GO, (SAW), 5.00%, 03/01/40	1,710	2,083,225
State Public School Building Authority, Refunding RB, Series A, (AGM), 5.00%, 06/01/33	5,000	5,967,270
Township of Lower Paxton Pennsylvania, GO
5.00%, 04/01/24(d)	630	698,689
Series A, 4.00%, 04/01/41	260	300,700
Series A, 4.00%, 04/01/42	185	213,513
Series A, 4.00%, 04/01/43	345	397,178
Series A, 4.00%, 04/01/44	390	448,736
Series A, 4.00%, 04/01/50	705	795,248
Township of West Bradford Pennsylvania, GO, 4.00%, 12/15/49	1,125	1,292,546
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	1,130	1,356,504
West Shore School District, GO
(SAW), 5.00%, 11/15/43	4,045	4,878,796
(SAW), 4.00%, 11/15/45	1,285	1,498,531

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
West Shore School District, GO (continued)
(SAW), 4.00%, 11/15/48	$640	$739,535
(SAW), 5.00%, 11/15/48	1,975	2,375,457

		116,981,661

Education — 11.0%
Allegheny County Higher Education Building Authority, Refunding RB, Series A, 5.00%, 08/01/27	965	1,182,610
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	290	321,404
5.00%, 10/01/49	795	866,303
Chester County Industrial Development Authority, RB
5.00%, 12/01/28	1,555	1,971,073
5.00%, 12/01/29	655	848,346
4.00%, 12/01/49	3,750	4,281,788
City of Erie Higher Education Building Authority, Refunding RB
4.00%, 05/01/36	195	227,569
5.00%, 05/01/47	615	762,500
Delaware County Authority, RB, 5.00%, 08/01/40	1,795	2,055,137
East Hempfield Township Industrial Development Authority, RB(d)
5.00%, 07/01/23	1,215	1,306,724
5.00%, 07/01/25	1,810	2,100,551
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	515	559,176
Lehigh County Industrial Development Authority, Refunding RB, 4.00%, 05/01/51	1,545	1,652,883
Pennsylvania Higher Education Assistance Agency, RB
Series A, 5.00%, 06/01/26	310	361,995
Series A, 5.00%, 06/01/27	340	405,295
Series A, 5.00%, 06/01/28	355	430,591
Series A, 5.00%, 06/01/29	345	425,209
Series A, 5.00%, 06/01/30	260	325,492
Series A, 2.63%, 06/01/42	2,220	2,224,795
Series B, AMT, Subordinate, 3.13%, 06/01/48	650	654,319
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	5,790	6,618,885
Pennsylvania Higher Educational Facilities Authority, Refunding RB
4.00%, 05/01/36	500	562,468
5.00%, 05/01/37	1,595	1,623,665
Series A, 5.25%, 07/15/23(d)	2,420	2,616,809
Series A, 5.50%, 07/15/23(d)	365	396,159
Pennsylvania State University, RB
5.00%, 09/01/48	2,615	3,250,767
Series A, 5.00%, 09/01/43	3,935	4,996,128
Philadelphia Authority for Industrial Development Refunding RB, 5.00%, 04/01/30	1,680	1,927,803
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	485	517,904
5.00%, 06/15/39	840	921,735
4.00%, 06/01/41	490	551,476
5.00%, 06/15/50	800	864,587
4.00%, 06/01/51	395	434,299
4.00%, 06/01/56	560	613,031
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 05/01/30	785	899,089
5.00%, 05/01/40	675	759,805
5.00%, 06/15/40(b)	580	679,970

Security	Par (000)	Value

Education (continued)
Philadelphia Authority for Industrial Development, Refunding RB (continued)
4.00%, 05/01/42	$4,780	$4,983,881
4.00%, 11/01/45	4,260	4,844,191
5.00%, 05/01/50	2,010	2,240,016
5.00%, 06/15/50(b)	1,090	1,261,429
Series 2015, 5.00%, 04/01/45	3,330	3,776,153

		68,304,010

Health — 15.4%
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	4,300	4,895,365
Series A, 4.00%, 07/15/38	2,500	2,927,605
Series A, 5.00%, 04/01/47	1,950	2,336,853
Bucks County Industrial Development Authority, RB
4.00%, 08/15/44	1,690	1,882,129
4.00%, 07/01/51	2,500	2,796,223
Bucks County Industrial Development Authority, Refunding RB, 5.00%, 10/01/37	1,560	1,750,749
Chester County Health and Education Facilities Authority RB, Series A, 4.00%, 09/01/39	970	1,160,884
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.25%, 12/01/45	1,500	1,595,868
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	3,330	3,795,514
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(d)	430	490,434
4.00%, 01/01/36	645	744,347
4.13%, 01/01/38	260	301,504
5.00%, 01/01/38	3,970	4,430,897
5.00%, 01/01/39	1,240	1,516,601
Doylestown Hospital Authority, RB
Series A, 4.00%, 07/01/45	1,250	1,383,426
Series A, 5.00%, 07/01/49	1,500	1,747,488
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	3,440	3,823,244
Franklin County Industrial Development Authority, RB
5.00%, 12/01/29	125	137,859
5.00%, 12/01/39	235	255,778
5.00%, 12/01/49	150	161,233
5.00%, 12/01/54	635	680,794
Geisinger Authority, Refunding RB, Series A-2, 5.00%, 02/15/39	5,950	7,071,991
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	925	1,044,298
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	730	808,600
5.00%, 12/01/44	1,170	1,353,516
4.00%, 12/01/49	985	1,075,800
Lancaster Industrial Development Authority, Refunding RB(d)
5.38%, 05/01/23	730	783,362
5.75%, 05/01/23	1,285	1,385,732
Lehigh County General Purpose Authority Refunding RB, Series A, 4.00%, 11/01/51	2,560	3,006,049
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 5.00%, 09/01/37	1,365	1,661,462
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 05/15/22(d)	2,280	2,330,290

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Montgomery County Industrial Development Authority, Refunding RB (continued)
5.25%, 01/01/40	$5,000	$5,376,500
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	2,250	2,415,382
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	3,910	4,369,077
Northampton County General Purpose Authority, Refunding RB, 5.00%, 08/15/46	1,350	1,550,833
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 11/15/42	4,000	4,541,580
Series A, 4.00%, 10/15/51	5,000	5,871,140
Philadelphia Authority for Industrial Development, Refunding RB, 4.00%, 07/01/35	2,450	2,818,154
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	5,000	5,926,975
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/36	500	567,252
Series A, 4.00%, 11/15/41	445	500,010
Series A, 4.00%, 11/15/46	715	797,036
Westmoreland County Industrial Development Authority, Refunding RB, Series A, 4.00%, 07/01/37	1,040	1,219,174

		95,289,008

Housing — 2.5%
Pennsylvania Housing Finance Agency RB, 2.60%, 04/01/46(c)	5,270	5,295,965
Pennsylvania Housing Finance Agency RB, S/F Housing, 2.45%, 10/01/41(c)	1,315	1,319,483
Pennsylvania Housing Finance Agency Refunding RB, 2.55%, 10/01/51	2,250	2,263,106
Philadelphia Authority for Industrial Development, RB, M/F Housing
Series A, 3.50%, 12/01/36	1,260	977,462
Series A, 4.00%, 12/01/46	5,740	4,253,432
Series A, 4.00%, 12/01/51	2,300	1,646,034

		15,755,482

State — 8.8%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	330	387,286
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
Series A, 5.00%, 05/01/35	2,310	2,352,925
Series A, 5.00%, 05/01/42	3,900	3,968,925
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	1,285	1,314,632
5.00%, 03/01/38	525	607,922
5.13%, 03/01/48	1,031	1,195,435
4.75%, 03/01/50	2,725	2,794,684
Commonwealth Financing Authority, RB
5.00%, 06/01/33	1,000	1,222,440
5.00%, 06/01/35	2,205	2,688,177
Commonwealth Financing Authority, Refunding RB, Series A, 5.00%, 06/01/32	2,040	2,678,310
Commonwealth of Pennsylvania, GO
First Series, 5.00%, 05/15/28	3,745	4,690,541
First Series, 5.00%, 05/15/29	1,240	1,587,840

Security	Par (000)	Value

State (continued)
Commonwealth of Pennsylvania, GO (continued) Series 2020, 5.00%, 05/01/27	$2,000	$2,442,398
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 01/01/24	1,360	1,491,864
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,525	1,614,588
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	10,500	12,071,997
Pennsylvania Turnpike Commission Refunding RB, Series A, 3.00%, 12/01/51	3,850	4,095,977
Pennsylvania Turnpike Commission, RB
Series A, 5.25%, 12/01/44	1,500	1,888,698
Sub-Series B, 5.25%, 12/01/48	3,215	4,018,277
Redevelopment Authority of The County of Washington, Refunding TA
4.00%, 07/01/23	380	387,064
5.00%, 07/01/28	600	658,592

		54,158,572

Transportation — 14.1%
Allegheny County Airport Authority, RB, Series A, AMT, 5.00%, 01/01/51	3,600	4,457,380
City of Philadelphia PA Airport Revenue, Refunding, ARB, AMT, (AGM), 4.00%, 07/01/46	1,140	1,319,865
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, (AGM), 4.00%, 07/01/41	1,230	1,442,270
Series B, AMT, 5.00%, 07/01/37	1,800	2,153,234
Series B, AMT, 5.00%, 07/01/47	7,490	8,830,785
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB
Series A, 5.00%, 07/01/24	735	820,507
Series A, 5.00%, 07/01/25	1,545	1,785,147
Series A, 5.00%, 07/01/26	1,160	1,380,076
Series A, 5.00%, 07/01/27	1,400	1,708,676
Series A, 5.00%, 07/01/28	1,750	2,183,657
Series C, AMT, 4.00%, 07/01/45	4,000	4,593,616
Series C, AMT, 4.00%, 07/01/50	4,000	4,556,972
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,500	3,007,207
Pennsylvania Economic Development Financing
Authority, Refunding RB, Series A, AMT, 5.00%, 11/01/41	1,510	1,562,995
Pennsylvania Turnpike Commission Refunding RB
Series C, 5.00%, 12/01/46	825	1,064,315
Series C, 3.00%, 12/01/51	1,780	1,864,545
Series C, 4.00%, 12/01/51	660	778,562
Pennsylvania Turnpike Commission, RB
5.00%, 12/01/29	500	642,624
5.00%, 12/01/30	615	807,576
5.00%, 12/01/31	1,130	1,511,891
3.00%, 12/01/51	1,580	1,664,339
Series A-1, 5.00%, 12/01/41	100	118,008
Series B, 5.00%, 12/01/23	500	546,655
Series B, 5.00%, 12/01/24	500	568,228
Series B, 5.00%, 12/01/25	425	499,658
Series B, 5.00%, 12/01/26	500	604,934
Series B, 5.00%, 12/01/27	500	620,927
Series B, 5.00%, 12/01/28	990	1,257,043
Series B, 5.00%, 12/01/35	885	1,150,024

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Pennsylvania Turnpike Commission, RB (continued)
Sub-Series B-1, 5.00%, 06/01/42	$4,705	$5,602,926
Series A, Subordinate, 5.00%, 12/01/39	4,735	5,943,959
Pennsylvania Turnpike Commission, RB, CAB, Sub- Series A-3, 0.00%, 12/01/42(e)	6,740	3,871,375
Pennsylvania Turnpike Commission, Refunding RB
Series A, (BHAC-CR AGM), 5.25%, 07/15/26	5,000	6,050,015
Series A-1, 5.25%, 12/01/45	4,730	5,481,318
Series B-2, (AGM), 5.00%, 06/01/33	1,215	1,478,953
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/32	1,925	2,484,409
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,545,629

		86,960,300

Utilities — 7.3%
Allegheny County Sanitary Authority, RB
(BAM), 5.25%, 12/01/41	2,090	2,273,153
5.00%, 06/01/43	4,000	4,907,752
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/43	3,460	4,309,129
Series A, 5.00%, 11/01/45	3,210	4,077,458
Series A, 5.25%, 10/01/52	1,190	1,460,535
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(d)	980	1,046,450
Falls Township Authority, Refunding RB, (MUN GOVT GTD), 5.00%, 12/01/37	2,115	2,115,000
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	2,055	2,129,368
Oxford Area Sewer Authority, Refunding RB
(BAM), 4.00%, 07/01/22	120	122,461
(BAM), 4.00%, 07/01/23	260	274,253
(BAM), 3.00%, 07/01/25	110	118,743
(BAM), 4.00%, 07/01/28	300	352,398
(BAM), 4.00%, 07/01/29	315	374,691
(BAM), 4.00%, 07/01/30	230	277,094
(BAM), 4.00%, 07/01/31	115	140,528
(BAM), 4.00%, 07/01/33	125	151,598
(BAM), 4.00%, 07/01/34	380	458,313
(BAM), 3.00%, 07/01/35	155	170,589
(BAM), 4.00%, 07/01/37	420	502,388
(BAM), 4.00%, 07/01/39	455	542,924
(BAM), 4.00%, 07/01/41	490	583,067
(BAM), 3.00%, 07/01/46	2,395	2,558,935
(BAM), 2.38%, 07/01/55	2,215	2,170,580
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	700	802,728
5.00%, 08/01/31	900	1,031,017
5.00%, 08/01/32	1,200	1,373,389
5.00%, 08/01/33	600	686,024
5.00%, 08/01/34	1,050	1,199,493
Pittsburgh Water & Sewer Authority, RB
Series B, (AGM), 4.00%, 09/01/50	1,600	1,880,565
Series A, 1st Lien, (AGM), 5.00%, 09/01/44	2,045	2,575,021

Security	Par (000)	Value

Utilities (continued)
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	$2,500	$2,997,140
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	1,420	1,634,683

		45,297,467

Total Municipal Bonds in Pennsylvania		505,600,004

Puerto Rico — 3.6%

State — 3.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,797	5,470,254
Series A-1, Restructured, 5.00%, 07/01/58	4,566	5,248,571
Series A-2, Restructured, 4.33%, 07/01/40	1,950	2,192,834
Series A-2, Restructured, 4.78%, 07/01/58	3,034	3,462,726
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/46	3,364	1,123,004
Series A-1, Restructured, 0.00%, 07/01/51	3,765	908,777
Series B-1, Restructured, 0.00%, 07/01/46	925	308,884

		18,715,050

Utilities — 0.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.13%, 07/01/37	270	277,722
Series A, Senior Lien, 5.25%, 07/01/42	3,125	3,216,622

		3,494,344

Total Municipal Bonds in Puerto Rico		22,209,394

Total Municipal Bonds — 85.6% (Cost: $498,958,901)		530,011,482

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Pennsylvania — 14.4%

Education — 3.8%
Northampton County General Purpose Authority, Refunding RB
4.00%, 11/01/38(g)	6,002	7,061,038
5.00%, 11/01/47	6,100	7,376,472
Philadelphia Authority for Industrial Development, RB, 4.00%, 12/01/48(g)	8,090	9,317,095

		23,754,605

Health — 6.5%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(g)	4,997	5,695,550
General Authority of Southcentral Pennsylvania, Refunding RB
4.00%, 06/01/49	9,015	10,257,096
Series A, 5.00%, 06/01/24(d)	5,000	5,580,983
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/44(g)	7,550	8,627,630
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	2,000	2,201,732
St Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	6,096	7,707,128

		40,070,119

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 2.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	$11,000	$12,748,621

Transportation — 1.1%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,520	3,045,234
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, 5.00%, 06/01/35	2,900	3,513,814

		6,559,048

Utilities — 0.9%
Westmoreland County Municipal Authority, Refunding RB, 5.00%, 08/15/42	5,007	5,673,327

Total Municipal Bonds in Pennsylvania		88,805,720

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.4% (Cost: $79,419,086)		88,805,720

Total Long-Term Investments — 100.0% (Cost: $578,377,987)		618,817,202

	Shares

Short-Term Securities

Money Market Funds — 8.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	51,424,095	51,429,238

Total Short-Term Securities — 8.3% (Cost: $51,429,238)		51,429,238

Total Investments — 108.3% (Cost: $629,807,225)		670,246,440
Liabilities in Excess of Other Assets — (1.0)%		(6,072,810)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.3)%		(45,284,793)

Net Assets — 100.0%		$618,888,837

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between March 1, 2026 to June 1, 2039, is $21,261,877. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$21,885,750	$29,544,404	(a)	$—	$217	$(1,133)	$51,429,238	51,424,095	$701	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	229	03/22/22	$29,949	$(291,625)
U.S. Long Bond	118	03/22/22	19,138	(362,549)
5-Year U.S. Treasury Note	157	03/31/22	19,055	(102,491)

				$(756,665)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$756,665	$—	$756,665

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$104,695	$—	$104,695

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(748,033)	$—	$(748,033)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$58,381,707

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$530,011,482	$—	$530,011,482
Municipal Bonds Transferred to Tender Option Bond Trusts	—	88,805,720	—	88,805,720

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Pennsylvania Municipal Bond Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$51,429,238	$—	$—	$51,429,238

	$51,429,238	$618,817,202	$—	$670,246,440

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(756,665)	$—	$—	$(756,665)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $45,272,306 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Diversified Financial Services — 0.1%
Citigroup, Inc., (SOFR + 1.18%), 2.52%, 11/03/32(a)(b)	$7,346	$7,342,268

Education — 0.0%
Chapman University, 3.00%, 04/01/51	3,495	3,435,473
Conservation Fund A Nonprofit Corp., Series 2019, 3.47%, 12/15/29	2,677	2,840,974

		6,276,447

Health Care Providers & Services — 1.3%
AdventHealth Obligated Group, 2.80%, 11/15/51	10,000	10,165,235
Allina Health System, Series 2021, 2.90%, 11/15/51	9,060	9,372,241
Baylor Scott & White Holdings, 2.84%, 11/15/50	4,546	4,699,049
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49	3,161	3,487,168
Hackensack Meridian Health, Inc.
Series 2020, 2.68%, 09/01/41	22,500	22,399,378
Series 2020, 2.88%, 09/01/50	5,828	6,000,721
Kaiser Foundation Hospitals, 3.00%, 06/01/51	8,084	8,520,601
Methodist Hospital, Series 20A, 2.71%, 12/01/50	10,039	10,022,507
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51	8,626	8,569,042
Novant Health, Inc., 3.17%, 11/01/51	7,685	8,337,976
OhioHealth Corp., 2.83%, 11/15/41	16,570	17,143,996
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	232	315,386
Providence St Joseph Health Obligated Group, 2.70%, 10/01/51	4,030	3,943,681
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48	1,738	2,085,941
Sutter Health, Series 2018, 3.70%, 08/15/28	192	211,996

		115,274,918

Thrifts & Mortgage Finance — 0.2%
Community Preservation Corp., 2.87%, 02/01/30	18,210	18,808,031

Tobacco — 0.2%
Altria Group, Inc., 3.70%, 02/04/51	20,085	18,958,950

Total Corporate Bonds — 1.8% (Cost: $164,509,615)		166,660,614

	Shares

Investment Companies

Equity Funds — 0.3%
iShares National Muni Bond ETF(c)	250,000	29,155,000

Total Investment Companies — 0.3%
(Cost: $29,137,500)		29,155,000

	Par (000)

Municipal Bonds

Alabama — 0.4%
Alabama Federal Aid Highway Finance Authority, Refunding RB
Series B, 2.16%, 09/01/32	$4,000	4,041,516

Security	Par (000)	Value

Alabama (continued)
Alabama Federal Aid Highway Finance Authority, Refunding RB (continued)
Series B, 2.26%, 09/01/33	$6,300	$6,380,520
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series D, Sub Lien, 7.00%, 10/01/51	3,000	3,445,170
Series D, Sub-Lien, 6.50%, 10/01/53	15,110	17,149,548
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(d)	6,870	7,479,224

		38,495,978

Alaska — 0.1%
State of Alaska International Airports System, Refunding RB
Series B, 5.00%, 10/01/32	5,000	5,776,285
Series B, 5.00%, 10/01/34	5,000	5,766,825

		11,543,110

Arizona — 2.7%
Arizona Health Facilities Authority, RB, Series B, 0.90%, 01/01/37(a)	50,000	50,162,400
Arizona Health Facilities Authority, Refunding RB, 5.00%, 12/01/39	5,000	5,618,795
Arizona Industrial Development Authority, RB(d)
7.10%, 01/01/55	3,350	3,409,349
Series A, 5.00%, 07/01/39	1,335	1,409,250
Series A, 5.00%, 07/01/49	2,075	2,174,363
Arizona Industrial Development Authority, RB, M/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33	57,851	64,801,880
City of Phoenix Civic Improvement Corp., ARB
Junior Lien, 5.00%, 07/01/44	10,000	12,571,850
Series B, Junior Lien, AMT, 5.00%, 07/01/49	5,000	6,096,100
City of Phoenix Civic Improvement Corp., Refunding RB, Series D, Junior Lien, 5.00%, 07/01/37	10,000	12,145,860
Industrial Development Authority of the City of Phoenix, RB(d)
Series A, 6.50%, 07/01/34	965	1,091,675
Series A, 5.00%, 07/01/36	7,315	8,145,713
Series A, 5.00%, 07/01/41	5,000	5,523,845
Industrial Development Authority of the City of Phoenix, Refunding RB(d)
5.00%, 07/01/35	4,000	4,397,997
5.00%, 07/01/45	1,495	1,612,069
Maricopa County Industrial Development Authority, RB
Series A, 5.00%, 09/01/28	550	693,090
Series A, 5.00%, 09/01/31	1,000	1,328,430
Series A, 5.00%, 09/01/32	1,000	1,321,332
Series A, 5.00%, 09/01/34	1,000	1,309,350
Series A, 5.00%, 09/01/35	1,000	1,303,097
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/36(d)	250	280,416
Maricopa County Pollution Control Corp. Refunding RB, 2.40%, 06/01/35	50,000	50,709,750
Salt River Project Agricultural Improvement & Power District, RB, RB, 5.00%, 01/01/47	5,000	6,345,940

		242,452,551

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(d)	37,355	41,248,698

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California — 15.3%
Bay Area Toll Authority, Refunding RB, Series A, 2.00%, 04/01/56(a)	$18,900	$19,991,872
California Health Facilities Financing Authority, RB
5.00%, 02/01/36	5,000	6,012,145
5.00%, 02/01/37	5,000	6,005,400
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 08/15/42	5,000	5,873,900
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	11,725	13,285,980
Class A, (FHLMC COLL), 3.75%, 03/25/35	49,902	58,964,600
Series 2021-1, Class A, 3.50%, 11/20/35	59,141	67,389,012
Series A, 4.25%, 01/15/35	19	22,570
California Infrastructure & Economic Development Bank, RB, Series A, 5.00%, 11/01/30	10,000	13,303,730
California Infrastructure & Economic Development Bank, Refunding RB, Series B, 0.75%, 12/01/50(a)	4,700	4,799,414
California Municipal Finance Authority, RB
(BAM), 5.00%, 05/15/25	500	573,546
(BAM), 5.00%, 05/15/26	400	472,668
(BAM), 5.00%, 05/15/27	500	606,159
(BAM), 5.00%, 05/15/28	525	650,825
5.38%, 07/01/34(d)	1,000	1,067,696
5.63%, 07/01/44(d)	2,760	2,941,219
6.00%, 07/01/44	1,960	2,158,609
Series A, 6.00%, 08/01/44(d)	330	355,610
Series A, 6.13%, 08/01/49(d)	285	307,138
California Municipal Finance Authority, RB, S/F Housing, Series B, 5.88%, 08/15/49	1,000	1,055,637
California Pollution Control Financing Authority Refunding RB, AMT, 3.63%, 07/01/27	13,000	14,202,136
California Pollution Control Financing Authority, RB
AMT, 5.00%, 07/01/37(d)	20,000	20,873,280
Series A, AMT, 5.00%, 11/21/45(d)	50,000	51,985,550
Refunding RB, AMT, 3.38%, 07/01/25	10,555	11,502,396
California School Finance Authority, RB(d)
4.00%, 08/01/36	325	366,339
4.00%, 08/01/41	525	586,792
4.00%, 08/01/51	800	883,554
4.00%, 08/01/61	2,275	2,493,354
Series A, 6.50%, 11/01/34	1,015	1,133,304
Series A, 6.75%, 11/01/45	1,395	1,552,939
California State University, Refunding RB, Series B, 1.52%, 11/01/28	12,065	11,838,455
California Statewide Communities Development Authority, Refunding RB
1.45%, 04/01/28	10,000	10,018,790
1.75%, 09/01/29	24,000	24,092,496
Series A, 5.25%, 11/01/44(d)	1,250	1,323,314
City of Irvine California, ST, 5.00%, 09/01/49	1,500	1,656,622
City of Los Angeles Department of Airports Refunding RB, Series A, AMT, 5.00%, 05/15/51	9,035	11,376,050
City of Los Angeles Department of Airports, Refunding ARB
Series B, 5.00%, 05/15/26	2,500	2,968,922
Series B, 5.00%, 05/15/27	1,670	2,038,706
Series B, 5.00%, 05/15/28	865	1,082,355
Series B, 5.00%, 05/15/33	1,750	2,333,228
Series B, 5.00%, 05/15/34	2,075	2,760,688
Series B, 5.00%, 05/15/35	1,875	2,486,809

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, Refunding ARB (continued)
Series B, 5.00%, 05/15/36	$3,165	$4,187,276
Series B, 5.00%, 05/15/37	2,725	3,595,169
Series B, 5.00%, 05/15/38	3,140	4,134,884
Series B, 5.00%, 05/15/39	3,500	4,600,939
Series B, 5.00%, 05/15/40	4,930	6,462,924
Series A, AMT, 5.00%, 05/15/39	7,055	9,093,451
Series A, AMT, 5.00%, 05/15/40	5,000	6,421,755
Series A, AMT, 5.00%, 05/15/46	10,000	12,649,400
City of Los Angeles Department of Airports, Refunding RB
Series D, AMT, 5.00%, 05/15/26	4,725	5,588,243
Series D, AMT, 5.00%, 05/15/27	5,105	6,190,527
Series D, AMT, 5.00%, 05/15/28	2,705	3,352,612
Series D, AMT, 5.00%, 05/15/29	5,000	6,346,495
Series D, AMT, 5.00%, 05/15/30	10,000	12,910,320
Series D, AMT, 5.00%, 05/15/31	14,600	19,256,743
Series D, AMT, 5.00%, 05/15/32	13,000	17,251,429
Series D, AMT, 5.00%, 05/15/33	20,000	26,514,520
Series D, AMT, 5.00%, 05/15/34	20,000	26,453,600
Series D, AMT, 5.00%, 05/15/35	23,770	31,372,383
Series D, AMT, 5.00%, 05/15/36	31,000	40,861,937
Series D, AMT, 5.00%, 05/15/37	36,225	47,641,309
CMFA Special Finance Agency VII, RB, 4.00%, 08/01/47(d)	2,950	2,981,916
CMFA Special Finance Agency, RB, 3.00%, 12/01/56(d)	4,095	3,675,262
CSCDA Community Improvement Authority, RB(d)
3.25%, 07/01/56(b)	5,175	4,818,748
3.25%, 05/01/57	7,700	7,117,480
3.25%, 05/01/57(b)	6,205	5,901,575
4.00%, 07/01/58(b)	6,700	6,268,842
3.25%, 10/01/58	1,380	1,331,896
CSCDA Community Improvement Authority, RB, M/F Housing(d)
3.25%, 04/01/57	3,940	3,938,259
Series A-2, 4.00%, 10/01/56	23,320	24,428,936
Glendale Community College District, GO, CAB, Series B, 0.00%, 08/01/39(e)	6,755	4,324,950
Golden State Tobacco Securitization Corp., Refunding RB
(SAP), 2.09%, 06/01/28	9,450	9,475,619
(SAP), 2.35%, 06/01/30	8,000	8,081,208
Series A-1, 5.00%, 06/01/29	10,000	12,019,220
Series A-1, 5.00%, 06/01/30	6,955	8,543,181
Series A-1, 5.00%, 06/01/31	5,630	6,899,188
Series A-1, 5.25%, 06/01/47	9,085	9,254,926
Series A-2, 5.00%, 06/01/47	16,130	16,414,775
Los Angeles Department of Water & Power, RB(b)
5.00%, 07/01/45	16,130	21,141,349
5.00%, 07/01/51	50,000	64,880,850
Modesto Irrigation District, RB, (NPFGC), 0.74%, 09/01/37(a)	10,000	10,072,150
Northern California Gas Authority No. 1, RB, Series B, 0.81%, 07/01/27(a)	4,115	4,166,948
Oakland Unified School District/Alameda County, Refunding GO, Series A, (BAM), 4.00%, 08/01/46(b)	22,495	26,554,223
Orange County Transportation Authority, RB, 5.00%, 10/15/24	25,000	28,243,550

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Poway Unified School District Refunding GO, 0.00%, 08/01/38(e)	$10,400	$7,455,240
Poway Unified School District, Refunding GO, CAB, 0.00%, 08/01/35(e)	5,950	4,577,353
Sacramento County Water Financing Authority, RB, Series B, (NPFGC), 0.66%, 06/01/34(a)	10,000	10,041,420
San County Diego COP(b)
5.00%, 10/01/46	11,045	14,450,405
5.00%, 10/01/51	14,145	18,433,226
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, 2nd Series, AMT, 5.00%, 05/01/48	10,500	12,671,515
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
5.00%, 10/01/46	10,000	13,217,510
4.00%, 10/01/47	10,000	12,109,830
Series A, 5.00%, 10/01/43	23,905	31,806,846
Series A, 5.00%, 10/01/44	25,130	33,342,107
Series A, 5.00%, 10/01/45	21,420	28,352,626
Series A, 4.00%, 10/01/48	25,000	30,237,425
Series A, 4.00%, 10/01/49	25,000	30,217,900
Series A, 4.00%, 10/01/50	25,000	30,208,725
Series A, 4.00%, 10/01/51	25,000	30,211,200
Series A, AMT, 5.00%, 05/01/32	15,000	19,657,365
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(d)(e)
Series D, 0.00%, 08/01/26	1,170	942,945
Series D, 0.00%, 08/01/43	20,000	6,875,960
San Mateo County Community College District, GO(e)
(NPFGC), 0.00%, 09/01/35	11,000	8,699,900
Series B, (NPFGC), 0.00%, 09/01/36	21,650	16,728,154
State of California Department of Water Resources, Refunding RB, Series BC, 1.41%, 12/01/29	4,600	4,461,793
State of California, Refunding GO, 5.00%, 10/01/37	31,500	42,379,753
Tobacco Securitization Authority of Northern California, Refunding RB
Series A, 5.00%, 06/01/26	2,000	2,367,534
Series A, 5.00%, 06/01/27	1,550	1,883,596
Series A, 5.00%, 06/01/28	1,000	1,243,219
Series A, 5.00%, 06/01/29	1,050	1,333,187
Series A, 5.00%, 06/01/32	1,300	1,686,755
Series A, 4.00%, 06/01/34	1,335	1,604,717
Series A, 4.00%, 06/01/40	1,150	1,359,783

		1,389,372,765

Colorado — 1.2%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(d)	4,125	4,317,126
Colorado Educational & Cultural Facilities Authority, RB
5.00%, 12/01/22	30	31,092
5.00%, 07/01/46(d)	2,000	2,199,126
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/26	5,000	5,976,020
Series A, 5.00%, 08/01/27	5,000	6,149,060
Series A, 5.00%, 08/01/30	10,000	12,759,420
Series A, 5.00%, 08/01/31	5,000	6,364,430
Series A, 5.00%, 08/01/32	5,000	6,365,240
Series A, 5.00%, 08/01/35	5,000	6,307,605
Series A, 5.00%, 08/01/36	10,000	12,615,390
Series A, 5.00%, 08/01/38	5,000	6,286,855

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB (continued)
Series A, 5.00%, 08/01/39	$5,000	$6,276,710
Series A, 4.00%, 08/01/49	8,330	9,454,750
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, Class I, (GNMA), 3.00%, 05/01/51	4,905	5,281,768
DIATC Metropolitan District, GO(d)
5.00%, 12/01/39	1,245	1,348,607
5.00%, 12/01/49	2,000	2,145,998
Fitzsimons Village Metropolitan District No. 1, Refunding GO, Senior Lien, 5.00%, 12/01/49	1,043	1,120,158
Flying Horse Metropolitan District No. 3, Refunding GO, 6.00%, 12/01/49(d)	2,965	3,093,435
Plaza Metropolitan District No.1, Refunding TA, 4.00%, 12/01/23(d)	1,000	1,019,603
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	5,000	6,268,240
STC Metropolitan District No.2, Refunding GO, Series A, 4.00%, 12/01/29	1,000	1,072,247
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	2,756	2,913,762

		109,366,642

Connecticut — 1.3%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 2.88%, 11/15/30	5,700	5,943,333
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
0.55%, 05/15/26	1,000	986,962
0.60%, 11/15/26	1,000	982,366
0.70%, 05/15/27	2,500	2,451,160
0.75%, 11/15/27	2,250	2,195,185
0.85%, 05/15/28	2,940	2,860,817
0.90%, 11/15/28	1,150	1,112,071
1.05%, 05/15/29	3,000	2,906,904
1.10%, 11/15/29	5,630	5,427,849
1.30%, 05/15/30	3,450	3,353,721
1.35%, 11/15/30	4,050	3,927,329
1.45%, 05/15/31	1,220	1,187,901
1.50%, 11/15/31	4,910	4,782,468
1.60%, 05/15/32	3,740	3,663,685
1.70%, 05/15/34	2,635	2,576,079
(GNMA/FNMA/FHLMC), 3.00%, 11/15/49	1,980	2,121,126
Sub-Series A-1, 3.50%, 11/15/45	6,970	7,600,513
Sub-Series C-1, 3.63%, 11/15/38	4,090	4,341,433
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(d)	2,370	2,602,838
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(d)	10,580	11,092,305
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(d)	5,508	5,728,352
Mohegan Tribe of Indians of Connecticut, Refunding RB(d)
Series C, 5.75%, 02/01/24	3,320	3,536,388
Series C, 5.75%, 02/01/25	3,755	4,097,325
Series C, 6.25%, 02/01/30	4,930	5,565,211
State of Connecticut, Special Tax Revenue, RB(b)
5.00%, 11/01/26	945	1,137,994
5.00%, 11/01/27	1,355	1,675,325
5.00%, 11/01/28	3,130	3,960,802
Series D, 5.00%, 11/01/25	3,825	4,472,680

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut, Special Tax Revenue, RB(b) (continued)
Series D, 4.00%, 11/01/39	$6,875	$8,375,042
Series D, 4.00%, 11/01/40	4,000	4,852,860
Town of West Hartford Connecticut, GO, Series B, 0.72%, 07/01/24	1,500	1,487,485

		117,005,509

District of Columbia — 2.1%
District of Columbia, GO
4.00%, 02/01/26	2,150	2,461,264
Series D, 4.00%, 02/01/25	5,225	5,823,853
Series D, 4.00%, 02/01/27	1,350	1,582,004
Series D, 5.00%, 02/01/28	1,300	1,631,764
Series D, 4.00%, 02/01/39	5,000	6,069,100
Series D, 4.00%, 02/01/40	4,680	5,664,869
Series D, 5.00%, 02/01/41	14,220	18,589,308
Series D, 4.00%, 02/01/46	9,500	11,310,491
Series D, 5.00%, 02/01/46	20,225	26,141,561
District of Columbia, Refunding GO
Series E, 5.00%, 02/01/34	18,300	24,343,758
Series E, 5.00%, 02/01/35	20,345	26,978,853
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 4.00%, 10/01/51	10,570	12,310,837
Metropolitan Washington Airports Authority, Refunding ARB
AMT, 5.00%, 10/01/27	5,000	6,117,170
Series A, AMT, 5.00%, 10/01/30	5,000	5,607,180
Washington Metropolitan Area Transit Authority, RB, 4.00%, 07/15/43	32,775	39,436,486

		194,068,498

Florida — 3.7%
Alta Lakes Community Development District, SAB
3.50%, 05/01/24	285	290,778
3.75%, 05/01/29	550	587,321
4.40%, 05/01/39	1,030	1,131,788
4.63%, 05/01/49	1,775	1,952,546
Babcock Ranch Community Independent Special
District, SAB
4.75%, 11/01/26	400	426,584
5.00%, 11/01/31	500	540,085
5.25%, 11/01/46	3,475	3,725,753
Brevard County Health Facilities Authority, Refunding RB(d)
4.00%, 11/15/31	580	647,734
4.00%, 11/15/45	1,575	1,678,937
4.00%, 11/15/55	2,340	2,444,018
Broward County Florida Port Facilities Revenue, ARB, Series A, 5.00%, 09/01/44	5,000	6,224,745
Canaveral Port Authority, ARB
Series B, 5.00%, 06/01/48	10,000	12,108,390
Series A, AMT, 5.00%, 06/01/45	5,000	5,985,100
Capital Trust Agency, Inc., RB
8.00%, 01/01/34	550	11,000
8.25%, 01/01/44	940	18,800
8.25%, 01/01/49	3,010	60,200
5.00%, 12/15/55(d)	2,845	3,053,820
4.88%, 06/15/56(d)	12,000	12,329,316
Series A, 5.00%, 12/15/39	1,775	2,022,229

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB (continued)
Series A, 5.00%, 06/15/49(d)	$5,000	$5,529,020
Series A, 5.00%, 12/15/49	3,380	3,807,688
Series A, 5.00%, 12/15/54	1,955	2,198,325
Series A-1, 5.00%, 07/01/56(d)	8,220	9,691,717
Series A-2, 5.00%, 01/01/26(d)	2,605	2,635,791
Celebration Pointe Community Development District No 1 Special Assessment, SAB, 4.00%, 05/01/53	3,000	3,153,465
Celebration Pointe Community Development District, SAB
4.75%, 05/01/24	145	151,373
5.00%, 05/01/34	710	754,738
5.13%, 05/01/45	985	1,042,029
Charles Cove Community Development District, SAB, 4.00%, 05/01/52	1,160	1,220,948
Charlotte County Industrial Development Authority, RB, AMT, 5.50%, 10/01/36(d)	3,365	3,694,060
Collier County Industrial Development Authority, Refunding RB, Series A, 8.25%, 05/15/49(d)(f)(g)	1,000	695,000
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.06%, 10/01/31	11,120	12,414,557
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/51	7,805	9,222,224
County of Palm Beach Florida, RB(d)
5.25%, 04/01/23	440	444,343
5.00%, 04/01/39	2,700	3,124,667
5.00%, 04/01/51	2,305	2,607,082
Crossings At Fleming Island Community Development District, Refunding SAB, Series A-3, Senior Lien, 6.50%, 05/01/44	2,230	2,370,546
Epperson North Community Development District, SAB, Series A, 4.00%, 11/01/51	1,000	1,047,371
Florida Development Finance Corp., RB
7.00%, 12/01/48(d)(f)(g)	5,500	5,384,258
Series A, 5.75%, 06/15/29	365	400,397
Series A, 6.00%, 06/15/34	440	484,143
Series A, 6.13%, 06/15/44	1,685	1,841,498
AMT, 3.00%, 06/01/32	4,240	4,449,829
Florida Development Finance Corp., Refunding RB
5.00%, 11/15/26	1,000	1,206,001
5.00%, 11/15/27	850	1,052,605
5.00%, 11/15/28	1,050	1,330,266
5.00%, 11/15/29	1,350	1,749,179
5.00%, 11/15/30	1,500	1,990,051
5.00%, 11/15/31	1,600	2,169,971
5.00%, 11/15/32	1,800	2,437,434
Florida Housing Finance Corp., RB, S/F Housing Series 1, (GNMA/FNMA/FHLMC), 1.80%, 07/01/36	2,500	2,423,755
Series 1, (GNMA/FNMA/FHLMC), 2.10%, 07/01/46	10,000	9,710,540
Series 1, (GNMA/FNMA/FHLMC), 2.15%, 07/01/51	6,500	6,159,900
Series 1, (GNMA/FNMA/FHLMC), 3.00%, 01/01/52	10,000	10,788,050
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.75%, 05/01/34	1,015	1,069,281
Harbor Bay Community Development District, SAB
Series A-1, 3.88%, 05/01/39	2,170	2,276,098

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Harbor Bay Community Development District, SAB (continued)
Series A-1, 4.10%, 05/01/48	$1,400	$1,471,194
Lakewood Ranch Stewardship District Special Assessment, SAB
2.13%, 05/01/26	230	228,545
2.63%, 05/01/31	260	257,789
3.13%, 05/01/41	645	639,000
4.00%, 05/01/51	925	973,040
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/25	285	295,979
4.25%, 05/01/26	1,060	1,109,963
4.88%, 05/01/35	1,105	1,176,476
4.40%, 05/01/39	755	823,309
4.88%, 05/01/45	2,275	2,398,931
5.13%, 05/01/46	5,940	6,408,975
4.50%, 05/01/49	1,670	1,808,323
Miami-Dade County Seaport Department, Refunding RB, (AGM), 4.00%, 10/01/49	29,665	34,804,283
Miami-Dade County, RB(e)
0.00%, 10/01/38	30,000	19,858,320
0.00%, 10/01/44	10,000	5,428,090
Series C, (AGC), 0.00%, 10/01/44	48,000	24,780,864
Miami-Dade County, Refunding RB, Series A, (AGC), 0.00%, 10/01/45(e)	10,000	4,893,480
Midtown Miami Community Development District, Refunding SAB, Series B, 5.00%, 05/01/37	1,870	1,919,961
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.50%, 06/01/49	1,000	1,045,436
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/39	2,030	2,390,709
Portico Community Development District,Refunding SAB
Series 1, 3.20%, 05/01/31	1,000	1,059,253
Series 1, 3.50%, 05/01/37	1,250	1,311,691
Reunion East Community Development District, SAB
2.40%, 05/01/26	360	361,535
2.85%, 05/01/31	500	508,974
3.15%, 05/01/41	1,000	1,010,822
4.00%, 05/01/51	1,340	1,430,064
Sawyers Landing Community Development District, SAB
3.75%, 05/01/31	1,550	1,655,169
4.13%, 05/01/41	2,525	2,719,587
State Board of Administration Finance Corp., RB, Series A, 1.26%, 07/01/25	10,000	9,990,630
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(f)(g)	143	90,783
Sumter Landing Community Development District, RB, 4.17%, 10/01/47	2,030	2,442,372
Talavera Community Development District, SAB
4.35%, 05/01/40	495	533,549
4.50%, 05/01/50	770	828,274
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(a)	490	404,389
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40(a)	190	186,630

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District, SAB(f)(g)
Series 2015-1, 6.61%, 05/01/40	$800	$800,090
Series 2015-3, 6.61%, 05/01/40	535	5
Series 3, 6.38%, 05/01/17	425	4
Town of Davie, RB(b)
4.00%, 10/01/46	2,000	2,383,942
4.00%, 10/01/51	2,360	2,797,532
Trout Creek Community Development District, SAB
5.50%, 05/01/35	2,325	2,516,031
5.63%, 05/01/45	3,625	3,900,964
V-Dana Community Development District, SAB, 4.00%, 05/01/52	750	789,034
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	1,500	1,858,018
Village Community Development District No.10, SAB, 4.50%, 05/01/23	765	771,963
Westside Haines City Community Development District, SAB
2.50%, 05/01/26	250	249,266
3.00%, 05/01/31	435	437,774
3.25%, 05/01/41	1,010	1,000,513
4.00%, 05/01/52	1,250	1,304,217

		334,023,086

Georgia — 2.6%
Brookhaven Development Authority, RB, Series A, 5.00%, 07/01/26	1,250	1,495,543
City of Atlanta GA Department of Aviation, Refunding RB
Series B, 5.00%, 07/01/27	890	1,090,851
Series B, 5.00%, 07/01/28	1,100	1,379,330
Series B, 5.00%, 07/01/29	1,095	1,401,830
Series B, 5.00%, 07/01/32	1,625	2,165,004
Series B, 5.00%, 07/01/33	1,800	2,392,387
Series B, 5.00%, 07/01/34	1,635	2,168,427
Series B, 5.00%, 07/01/35	2,600	3,440,102
Series B, 5.00%, 07/01/36	3,320	4,383,280
Series B, 5.00%, 07/01/37	1,600	2,107,330
Series C, AMT, 5.00%, 07/01/29	1,160	1,469,933
Series C, AMT, 5.00%, 07/01/30	1,315	1,698,525
Series C, AMT, 5.00%, 07/01/31	1,730	2,278,206
Series C, AMT, 5.00%, 07/01/32	1,000	1,311,927
Series C, AMT, 5.00%, 07/01/33	1,400	1,831,089
Series C, AMT, 5.00%, 07/01/34	1,000	1,307,365
Series C, AMT, 5.00%, 07/01/35	1,500	1,953,772
Series C, AMT, 5.00%, 07/01/36	1,500	1,949,172
Series C, AMT, 5.00%, 07/01/37	1,620	2,100,011
City of Atlanta Georgia Department of Aviation, ARB, Series B, AMT, 5.00%, 07/01/44	10,000	12,367,640
Development Authority for Fulton County, Refunding RB, Series C, 5.00%, 07/01/26	1,285	1,537,418
Georgia Housing & Finance Authority, Refunding RB(b)
Series A, 2.40%, 12/01/41	4,245	4,310,050
Series A, 2.65%, 12/01/46	8,000	8,149,952
Series A, 2.70%, 12/01/51	10,410	10,614,171
Georgia State Road & Tollway Authority, RB
5.00%, 06/01/26	1,950	2,325,599
5.00%, 06/01/28	6,800	8,532,916
5.00%, 06/01/30	4,090	5,363,397
5.00%, 06/01/31	8,950	11,762,279

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Georgia State Road & Tollway Authority, RB (continued)
(GTD), 4.00%, 07/15/38	$15,470	$19,107,972
(GTD), 4.00%, 07/15/39	16,095	19,866,557
(GTD), 4.00%, 07/15/40	16,740	20,626,459
(GTD), 4.00%, 07/15/41	16,675	20,523,323
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/26	3,000	3,528,588
Series A, 5.00%, 05/15/27	2,000	2,411,670
State of Georgia, GO, 5.00%, 02/01/25	5,000	5,726,805
State of Georgia, Refunding GO, Series A, 4.00%, 07/01/37	37,310	46,214,815

		240,893,695

Hawaii — 0.1%
Kauai County Community Facilities District, ST
5.00%, 05/15/44	625	721,644
5.00%, 05/15/49	2,750	3,136,205
State of Hawaii, Refunding GO, 2.04%, 08/01/31	7,500	7,563,690

		11,421,539

Idaho — 0.3%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(d)	5,150	5,633,492
Idaho Housing & Finance Association, Refunding RB
Series A, 5.00%, 07/15/30	500	651,106
Series A, 5.00%, 07/15/31	725	963,411
Series A, 5.00%, 07/15/32	1,000	1,325,913
Series A, 5.00%, 07/15/33	1,100	1,451,958
Series A, 5.00%, 07/15/34	1,250	1,644,596
Series A, 5.00%, 07/15/35	1,250	1,639,631
Series A, 4.00%, 07/15/36	1,500	1,809,579
Series A, 4.00%, 07/15/37	2,100	2,525,981
Series A, 4.00%, 07/15/38	3,000	3,600,318
Series A, 4.00%, 07/15/39	3,250	3,891,433

		25,137,418

Illinois — 3.1%
Chicago Board of Education, GO
6.32%, 11/01/29	7,990	9,552,820
Series A, 5.00%, 12/01/42	50,165	52,011,122
Series C, 5.25%, 12/01/39	7,050	7,810,998
Series D, 5.00%, 12/01/46	37,120	40,702,721
Series H, 5.00%, 12/01/46	5,000	5,846,705
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	19,810	22,749,923
6.14%, 12/01/39	8,460	10,497,667
6.52%, 12/01/40	7,045	9,254,291
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	11,230	11,531,110
Series C, 5.00%, 12/01/23	4,145	4,510,469
Series C, 5.00%, 12/01/24	4,280	4,819,032
Series C, 5.00%, 12/01/25	1,440	1,667,696
Series C, 5.00%, 12/01/27	4,585	5,545,324
Series C, 5.00%, 12/01/34	5,590	6,688,122
Series F, 5.00%, 12/01/23	7,220	7,856,595
City of Chicago Illinois, GO, Series B, 7.38%, 01/01/33	4,395	5,843,539
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	6,020	7,472,024

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 08/15/26	$1,925	$2,317,317
Series A, 5.00%, 08/15/27	2,165	2,678,153
Series A, 5.00%, 08/15/28	3,310	4,191,102
Series A, 5.00%, 08/15/29	2,450	3,167,889
Series A, 5.00%, 08/15/30	2,560	3,376,317
Series A, 5.00%, 08/15/31	2,530	3,404,246
Series A, 5.00%, 08/15/32	2,960	3,970,420
Series A, 5.00%, 08/15/33	3,640	4,849,091
Series A, 5.00%, 08/15/34	4,870	6,454,727
Series A, 5.00%, 08/15/35	5,000	6,597,925
Series A, 5.00%, 08/15/36	4,830	6,349,310
Series C, 5.00%, 02/15/26	5,000	5,925,155
Illinois Housing Development Authority, RB, S/F Housing
Series D, (GNMA/FNMA/FHLMC), 2.25%, 04/01/30	975	1,014,001
Series D, (GNMA/FNMA/FHLMC), 2.35%, 04/01/31	900	939,655
Series D, (GNMA/FNMA/FHLMC), 2.70%, 10/01/34	5,000	5,212,305
Illinois Housing Development Authority, Refunding RB, Sub-Series A-1, 3.70%, 07/01/34	415	434,957
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/52(b)	8,960	10,092,813

		285,335,541

Indiana — 0.2%
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	215	227,379
Indiana Finance Authority, Refunding RB
Series B, 3.53%, 09/15/34	4,520	4,597,613
Series B, 3.75%, 09/15/37	7,715	7,918,128
Series B, 3.83%, 09/15/41	2,780	2,812,248

		15,555,368

Iowa — 0.0%
Iowa Tobacco Settlement Authority, Refunding RB
Series A2, Class 1, 4.00%, 06/01/36	860	1,032,568
Series A2, Class 1, 4.00%, 06/01/37	800	959,392

		1,991,960

Kentucky — 0.1%
Kentucky Economic Development Finance Authority, RB, Series B, 5.00%, 08/15/33	5,000	6,038,470
Westvaco Corp., RB, 7.67%, 01/15/27(d)	3,100	3,752,249

		9,790,719

Louisiana — 0.2%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(d)	5,690	5,657,112
Louisiana Public Facilities Authority, RB, Series A, 5.00%, 04/01/57(d)	4,965	5,271,425
Louisiana Public Facilities Authority, Refunding RB
5.00%, 10/01/26	215	252,086
5.00%, 10/01/32	310	397,045
5.00%, 10/01/34	785	998,139
5.00%, 10/01/35	825	1,046,130
4.00%, 10/01/36	810	941,830
4.00%, 10/01/37	1,000	1,159,117
4.00%, 10/01/38	850	983,294
4.00%, 10/01/39	815	941,125

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB (continued)
4.00%, 10/01/40	$700	$805,969
4.00%, 10/01/41	650	748,498
4.00%, 10/01/51	1,175	1,339,304

		20,541,074

Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 4.00%, 07/01/50	14,215	16,501,810
Maine State Housing Authority, RB, M/F Housing
Series A, 0.60%, 11/15/26	2,000	1,968,022
Series A, 1.85%, 11/15/36	2,750	2,706,613
Series A, 2.05%, 11/15/41	1,185	1,159,979
Series A, 2.15%, 11/15/46	5,000	4,795,050
Maine State Housing Authority, RB, S/F Housing
Series A, 3.00%, 11/15/44	2,500	2,581,827
Series H, 3.55%, 11/15/37	2,000	2,135,722

		31,849,023

Maryland — 0.9%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	600	633,500
5.25%, 07/01/44	1,220	1,287,024
County of Howard Maryland, TA, 6.10%, 02/15/44	1,170	1,232,428
Maryland Community Development Administration, RB, M/F Housing
Series D, 2.75%, 07/01/34	1,005	1,078,355
Series D, (FHA 542(C)), 2.95%, 07/01/62	2,000	2,062,798
Maryland Community Development Administration, Refunding RB, S/F Housing
Series A, 2.50%, 09/01/40	5,000	5,141,930
Series A, 2.60%, 03/01/42	3,490	3,603,505
Series A, 3.75%, 03/01/50	17,280	18,883,498
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(d)	10,405	11,998,880
State of Maryland Department of Transportation, ARB
AMT, 5.00%, 08/01/30	1,000	1,287,091
AMT, 5.00%, 08/01/31	1,250	1,637,891
AMT, 5.00%, 08/01/32	1,420	1,858,999
AMT, 5.00%, 08/01/33	1,280	1,665,411
AMT, 5.00%, 08/01/34	1,105	1,433,942
AMT, 5.00%, 08/01/35	1,115	1,444,071
AMT, 5.00%, 08/01/36	1,285	1,658,556
AMT, 4.00%, 08/01/37	1,500	1,778,806
AMT, 4.00%, 08/01/38	1,500	1,774,731
AMT, 4.00%, 08/01/39	1,840	2,174,291
AMT, 4.00%, 08/01/40	1,600	1,887,197
AMT, 4.00%, 08/01/41	1,600	1,882,755
State of Maryland, GO, 5.00%, 08/01/30	9,220	12,247,654

		78,653,313

Massachusetts — 1.9%
City of Brockton,GOL, 2.56%, 11/01/31(b)	3,500	3,587,279
Commonwealth of Massachusetts Transportation Fund Revenue, RB, 4.00%, 06/01/50	10,000	11,734,180
Commonwealth of Massachusetts, GOL
Series D, 5.00%, 09/01/49	10,000	12,988,960
Series D, 5.00%, 09/01/50	5,000	6,493,725

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB
5.00%, 10/01/38	$5,000	$5,859,015
5.00%, 10/01/43	5,000	5,777,400
Series D, 5.00%, 07/01/44	5,000	5,588,485
Series J2, 5.00%, 07/01/43	10,000	12,155,620
Massachusetts Development Finance Agency, Refunding RB
4.00%, 10/01/32(d)	2,560	2,751,020
4.13%, 10/01/42(d)	8,225	8,820,901
5.00%, 07/01/44	5,000	5,920,195
Class K, 5.00%, 07/01/38	5,000	5,922,455
Series G, 5.00%, 07/01/29	150	191,363
Series G, 5.00%, 07/01/30	225	292,738
Series G, 5.00%, 07/01/32	425	563,095
Series G, 5.00%, 07/01/34	375	492,975
Series G, 5.00%, 07/01/38	300	389,810
Series G, 5.00%, 07/01/39	650	843,007
Series G, 4.00%, 07/01/46	1,250	1,472,819
Series G, 5.00%, 07/01/50	2,300	2,927,440
Massachusetts Educational Financing Authority, RB, Series A, 2.46%, 07/01/30	8,750	8,820,385
Massachusetts Housing Finance Agency, RB, M/F Housing
(FHA 542(C) HUD SECT 8), 2.75%, 12/01/55	2,250	2,286,146
Series A, 3.40%, 12/01/49	3,115	3,243,995
Series C-1, 2.65%, 12/01/34	2,950	3,067,817
Series C-1, 3.10%, 12/01/44	2,500	2,588,110
Series C-1, 3.15%, 12/01/49	2,890	2,971,891
Series C-1, 3.25%, 12/01/54	7,790	8,028,335
Series C-1, 3.35%, 06/01/62	5,010	5,187,109
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing
Series B-1, (FHA INS), 2.75%, 12/01/34	2,225	2,328,227
Series B-1, (FHA INS), 3.30%, 12/01/56	5,930	6,121,575
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 172, 3.65%, 12/01/35	2,510	2,610,154
Massachusetts Municipal Wholesale Electric Co., RB(b)
Series A, 4.00%, 07/01/46	2,500	2,985,997
Series A, 4.00%, 07/01/51	2,250	2,677,437
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	10,000	12,669,420
Massachusetts School Building Authority, Refunding RB, Series B, 1.28%, 08/15/27	13,400	13,171,074

		173,530,154

Michigan — 0.9%
Gerald R Ford International Airport Authority, RB
AMT, (CNTY-GTD), 5.00%, 01/01/46	565	729,725
AMT, (CNTY-GTD), 5.00%, 01/01/51	750	964,682
Grand Traverse County Hospital Finance Authority, Refunding RB
5.00%, 07/01/26	550	654,981
5.00%, 07/01/27	750	916,109
5.00%, 07/01/28	360	449,435
5.00%, 07/01/29	1,175	1,496,019
5.00%, 07/01/30	1,710	2,221,618
5.00%, 07/01/31	2,700	3,578,807
5.00%, 07/01/32	710	938,941
5.00%, 07/01/33	375	493,857
5.00%, 07/01/34	400	525,246

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Grand Traverse County Hospital Finance Authority, Refunding RB (continued)
4.00%, 07/01/35	$600	$725,085
4.00%, 07/01/37	595	714,641
Michigan Finance Authority, RB, Series S, 5.00%, 11/01/44	5,000	5,734,515
Michigan Finance Authority, Refunding RB
5.00%, 11/15/37	5,000	5,956,325
Series B, 5.00%, 07/01/44	5,000	5,367,840
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.45%, 10/01/46	15,565	15,401,163
Series A, 2.55%, 10/01/51	8,700	8,659,702
Series A, 2.70%, 10/01/56	4,175	4,203,269
Michigan State Housing Development Authority, RB, MF Housing
Series A, 2.25%, 10/01/41	5,140	5,123,413
Series A, 2.73%, 10/01/59	10,000	10,075,460
Michigan State University, RB, Series B, (AMBAC), 0.71%, 02/15/37(a)	5,000	5,102,585
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	5,000	5,470,350

		85,503,768

Minnesota — 1.8%
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 07/01/50	2,500	2,693,228
City of Minneapolis, RB
4.00%, 11/15/36	3,500	4,266,920
4.00%, 11/15/37	3,250	3,951,766
4.00%, 11/15/38	3,750	4,560,165
4.00%, 11/15/39	4,250	5,149,891
4.00%, 11/15/40	4,250	5,137,608
Series A, 5.00%, 07/01/47	3,000	3,192,561
City of Minneapolis, RB, M/F Housing, (FNMA COLL), 2.35%, 02/01/38	7,000	7,100,016
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Series A, 5.00%, 01/01/28	5,000	6,032,285
Minnesota Housing Finance Agency, RB, S/F Housing
Series B, (GNMA/FNMA/FHLMC), 2.40%, 01/01/35	1,390	1,435,784
Series B, (GNMA/FNMA/FHLMC), 2.63%, 01/01/40	5,560	5,744,142
Series B, (GNMA/FNMA/FHLMC), 2.80%, 01/01/44	1,390	1,428,948
Series B, (GNMA/FNMA/FHLMC), 3.50%, 07/01/50	8,965	9,719,091
Series E, (GNMA/FNMA/FHLMC), 1.85%, 01/01/29	800	810,556
Series E, (GNMA/FNMA/FHLMC), 1.90%, 07/01/29	805	827,524
Series E, (GNMA/FNMA/FHLMC), 1.95%, 01/01/30	1,565	1,610,994
Series E, (GNMA/FNMA/FHLMC), 2.05%, 01/01/31	1,595	1,607,323
Series E, (GNMA/FNMA/FHLMC), 2.50%, 07/01/40	4,035	4,113,283

Security	Par (000)	Value

Minnesota (continued)
Minnesota Housing Finance Agency, Refunding RB, S/F Housing, Series B, (GNMA/FNMA/FHLMC HUD LN), 3.10%, 07/01/35	$775	$797,101
Minnesota State Colleges And Universities Foundation, Refunding RB, Series A, 5.00%, 10/01/29	6,200	8,039,075
State of Minnesota, GO
4.00%, 09/01/36	20,915	26,101,125
4.00%, 09/01/37	25,705	31,960,517
4.00%, 09/01/38	5,000	6,200,755
4.00%, 09/01/39	15,000	18,587,505

		161,068,163

Mississippi — 0.2%
Mississippi Business Finance Corp., Refunding RB, 2.38%, 06/01/44	9,190	8,808,165
Mississippi Home Corp,. RB, S/F Housing Series A, (GNMA/FNMA/FHLMC), 2.13%, 12/01/44	1,000	1,003,581
Series A, (GNMA/FNMA/FHLMC), 3.00%, 12/01/50	3,985	4,273,346

		14,085,092

Missouri — 2.4%
City of St. Louis Missouri Airport Revenue, ARB
Series C, (AGM), 5.00%, 07/01/42	5,000	6,020,190
Series C, (AGM), 5.00%, 07/01/47	5,000	5,992,705
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 5.00%, 07/01/31	6,200	8,337,903
Series A, 5.00%, 07/01/32	2,200	2,951,531
Kansas City Industrial Development Authority, ARB
AMT, (AGM), 4.00%, 03/01/50	5,000	5,704,045
AMT, (AGM), 5.00%, 03/01/57	10,000	12,163,670
Series A, AMT, 5.00%, 03/01/34	5,000	6,075,680
Series A, AMT, 5.00%, 03/01/35	5,000	6,068,170
Series A, AMT, 5.00%, 03/01/36	5,000	6,058,435
Series A, AMT, 5.00%, 03/01/37	5,000	6,045,675
Series A, AMT, 5.00%, 03/01/39	5,000	6,029,660
Series B, AMT, 5.00%, 03/01/39	5,000	6,112,300
Kansas City Industrial Development Authority, RB
2.00%, 11/15/46	3,597	179,847
5.00%, 11/15/46	8,059	12,164,994
Series A, 10.00%, 11/15/37	2,735	2,736,102
Series C, 7.50%, 11/15/46	1,701	1,709,229
Missouri Highway & Transportation Commission, RB(b)
5.00%, 11/01/23	17,890	19,474,338
5.00%, 11/01/24	18,805	21,289,949
5.00%, 11/01/25	19,775	23,179,306
5.00%, 11/01/26	10,465	12,645,100
Missouri Housing Development Commission, RB, S/F Housing
Series A, (GNMA/FNMA/FHLMC), 2.55%, 11/01/40	1,640	1,720,014
Series A, (GNMA/FNMA/FHLMC), 2.70%, 11/01/45	2,340	2,468,939
Series A, (GNMA/FNMA/FHLMC), 3.50%, 11/01/50	8,840	9,640,586

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Series C, 2.75%, 09/01/33	$25,000	$27,027,425
St. Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	2,515	2,518,785

		214,314,578

Nebraska — 0.4%
University of Nebraska Facilities Corp., RB, 4.00%, 07/15/59	29,205	34,414,237

Nevada — 0.6%
City of Las Vegas Nevada Special Improvement District No. 607, Refunding SAB
5.00%, 06/01/23	245	258,980
5.00%, 06/01/24	120	130,353
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	5,175	7,028,659
Clark County Department of Aviation, Refunding RB
5.00%, 07/01/33	2,800	3,707,612
5.00%, 07/01/34	8,460	11,173,342
5.00%, 07/01/35	7,000	9,217,355
5.00%, 07/01/36	2,250	2,955,996
Series B, AMT, 5.00%, 07/01/26	8,725	10,344,264
Series B, AMT, 5.00%, 07/01/27	6,380	7,744,140
State of Nevada Department of Business & Industry, RB(d)
Series A, 4.50%, 12/15/29	280	307,262
Series A, 5.00%, 12/15/38	965	1,068,894

		53,936,857

New Hampshire — 0.6%
National Finance Authority, Series 2020-1, Class A, 4.13%, 01/20/34	25,345	29,974,501
New Hampshire Business Finance Authority Refunding RB, 3.30%, 04/01/32	12,880	12,982,203
New Hampshire Business Finance Authority, Refunding RB(d)
Series B, 4.63%, 11/01/42	7,900	8,235,173
Series C, AMT, 4.88%, 11/01/42	2,995	3,133,624

		54,325,501

New Jersey — 2.3%
Essex County Improvement Authority, RB
Series A, (BAM), 5.00%, 08/01/33	170	224,819
Series A, (BAM), 5.00%, 08/01/34	150	197,773
Series A, (BAM), 5.00%, 08/01/35	250	328,629
Series A, (BAM), 4.00%, 08/01/37	300	361,253
Series A, (BAM), 4.00%, 08/01/38	610	733,010
Series A, (BAM), 4.00%, 08/01/39	630	755,483
Series A, (BAM), 4.00%, 08/01/40	330	394,594
Series A, (BAM), 4.00%, 08/01/41	350	417,844
Series A, (BAM), 4.00%, 08/01/46	1,200	1,418,204
Series A, (BAM), 4.00%, 08/01/51	1,500	1,762,286
Series A, (BAM), 4.00%, 08/01/56	2,600	3,045,013
Series A, (BAM), 4.00%, 08/01/60	2,250	2,630,360
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24	880	944,801
New Jersey Economic Development Authority, RB
Series B, 5.50%, 11/01/26(d)	265	265,982
AMT, 5.13%, 09/15/23	2,475	2,557,863

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding RB, Series A, AMT, 2.20%, 10/01/39(a)	$50,000	$52,668,500
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/24	15,000	16,754,745
5.00%, 07/01/25	8,500	9,833,097
5.00%, 07/01/26	2,000	2,384,334
5.00%, 07/01/27	1,350	1,652,580
5.00%, 07/01/28	2,000	2,505,400
5.00%, 07/01/29	935	1,196,020
5.00%, 07/01/30	2,120	2,767,963
5.00%, 07/01/31	5,430	6,924,868
5.00%, 07/01/32	3,000	3,993,690
5.00%, 07/01/33	1,475	1,956,068
5.00%, 07/01/34	5,500	7,272,293
4.00%, 07/01/35	3,885	4,729,918
4.00%, 07/01/36	4,000	4,854,428
4.00%, 07/01/37	3,650	4,414,624
4.00%, 07/01/38	2,850	3,435,832
4.00%, 07/01/39	6,000	7,218,030
4.00%, 07/01/40	6,000	7,197,738
4.00%, 07/01/41	4,555	5,455,902
4.00%, 07/01/45	15,750	18,727,600
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 4.00%, 07/01/35	5,000	5,623,050
Series A, 5.00%, 07/01/39	5,000	6,030,050
New Jersey Infrastructure Bank, RB, 2.25%, 09/01/51	5,230	5,238,227
New Jersey Turnpike Authority, Refunding RB, Series B, 1.71%, 01/01/29	8,000	7,851,632
Newark Board of Education, Refunding GO
(BAM, SCH BD RES FD), 5.00%, 07/15/26	135	159,923
(BAM, SCH BD RES FD), 5.00%, 07/15/27	175	212,315
Sustainability Bonds, (BAM SCH BD RES FD), 5.00%, 07/15/28	165	204,316

		207,301,057

New Mexico — 0.1%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Series A, (GNMA FNMA FHLMC), 2.70%, 07/01/40	2,655	2,835,237
Series B-1, (GNMA/FNMA/FHLMC), 3.70%, 09/01/42	2,630	2,820,331

		5,655,568

New York — 9.1%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	5,000	5,165,435
City of New York, GO, Sub-Series F-2, 1.94%, 03/01/29	7,500	7,515,922
City of New York, Refunding GO, Series D, 1.72%, 08/01/29	6,535	6,430,812
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	18,765	18,805,157
Metropolitan Transportation Authority, Refunding RB
Series C, 5.00%, 11/15/40	5,000	6,152,640
Sub-Series C-1, 5.00%, 11/15/34	5,000	6,012,035
Nassau County Interim Finance Authority, Refunding RB, Series B, 1.28%, 11/15/28	11,250	10,941,660

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., RB
2.25%, 11/01/36	$3,240	$3,274,668
2.45%, 11/01/41	6,200	6,226,437
2.65%, 11/01/46	7,135	7,128,072
2.70%, 11/01/51	8,285	8,217,237
2.80%, 05/01/56	10,045	10,050,304
New York City Housing Development Corp., RB, M/F Housing
Series A, (HUD SECT 8), 2.80%, 02/01/50	50,000	50,161,000
Series F-1, (FHA 542(C)), 2.25%, 11/01/41	34,100	33,576,360
Series I-1, (FHA 542 (C)), 2.10%, 11/01/35	2,915	2,908,042
Series I-1, (FHA 542 (C)), 2.55%, 11/01/45	28,970	28,344,393
Series I-1, (FHA 542 (C)), 2.65%, 11/01/50	5,000	4,874,500
Series I-1, (FHA 542 (C)), 2.70%, 11/01/55	5,000	4,859,520
Series I-1, (FHA 542 (C)), 2.80%, 11/01/60	5,000	4,967,820
Series J, 2.85%, 11/01/39	8,000	8,207,696
Series J, 3.00%, 11/01/44	8,135	8,300,222
Series J, 3.05%, 11/01/49	10,000	10,146,450
Series J, 3.15%, 11/01/54	15,000	15,253,815
Series J, 3.25%, 11/01/59	10,000	10,204,990
Series J, 3.35%, 11/01/65	5,000	5,128,575
New York City Housing Development Corp., Refunding RB, M/F Housing
2.25%, 11/01/31	1,405	1,436,681
Series C, 2.25%, 11/01/41	8,495	8,180,252
Series C, 2.40%, 11/01/46	14,050	13,271,405
Series C, 2.50%, 11/01/51	14,155	13,326,211
Series C, 2.60%, 11/01/56	7,210	6,838,339
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B-3, 3.90%, 08/01/31	10,000	11,116,020
Series C-3, 3.50%, 11/01/32	21,000	22,858,521
New York City Water & Sewer System, RB, Series CC-1, Subordinate, 5.00%, 06/15/51	2,470	3,179,085
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(d)	13,700	13,910,240
Series A, 5.00%, 06/01/45	6,930	6,998,545
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	3,630	4,044,561
New York Liberty Development Corp., Refunding RB(d)
Series 1, Class 1, 5.00%, 11/15/44	49,285	53,933,561
Series 2, Class 2, 5.15%, 11/15/34	240	267,809
Series 2, Class 2, 5.38%, 11/15/40	570	637,232
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/26	100	114,247
5.00%, 07/01/27	300	350,017
1.75%, 03/15/28	5,000	4,974,440
5.00%, 07/01/30	250	300,538
5.00%, 07/01/32	360	430,272
5.00%, 07/01/34	515	611,504
5.00%, 07/01/35	600	712,138
5.00%, 07/01/36	975	1,157,328
4.00%, 07/01/37	1,860	2,063,173
4.00%, 07/01/38	1,650	1,795,583
4.00%, 03/15/39	19,000	22,796,789
Series B, 5.75%, 01/01/29	990	1,071,680
New York State Housing Finance Agency, RB, M/F Housing
Series H, (SONYMA/FNMA), 2.25%, 11/01/29	275	289,271
Series H, (SONYMA/FNMA), 2.35%, 11/01/30	250	262,484

Security	Par (000)	Value

New York (continued)
New York State Housing Finance Agency, RB, M/F Housing (continued)
Series H, (SONYMA/FNMA), 2.40%, 11/01/31	$250	$261,919
Series H, (SONYMA/FNMA), 3.15%, 11/01/44	1,000	1,033,572
Series I, (SONYMA/FNMA), 2.40%, 05/01/31	280	294,026
Series I, (SONYMA/FNMA), 2.75%, 11/01/34	1,250	1,320,908
Series I, (SONYMA/FNMA), 3.15%, 11/01/44	3,275	3,384,948
Series K, (SONYMA GNMA/FNMA/FHLMC), 3.00%, 11/01/32	1,500	1,581,734
Series M, (SONYMA GNMA/FNMA/FHLMC), 3.15%, 11/01/32	1,000	1,062,584
Series M, (SONYMA GNMA/FNMA/FHLMC), 3.50%, 11/01/37	415	440,546
New York State Thruway Authority, RB, 4.00%, 03/15/38	16,000	19,235,472
New York State Urban Development Corp., RB
2.13%, 03/15/32	500	494,566
2.00%, 03/15/33	2,990	2,882,773
2.23%, 03/15/33	1,500	1,486,487
New York State Urban Development Corp., Refunding RB, Series B, 2.84%, 03/15/32	10,000	10,495,470
New York Transportation Development Corp., ARB
Series A, AMT, 5.00%, 07/01/34	5,000	5,562,010
Series A, AMT, 5.00%, 07/01/41	5,000	5,515,090
Series A, AMT, 5.00%, 07/01/46	50,000	55,087,700
Series A, AMT, 5.25%, 01/01/50	25,000	27,684,850
New York Transportation Development Corp., RB
AMT, 5.00%, 01/01/26	10,000	11,610,640
AMT, 5.00%, 01/01/27	10,000	11,889,240
AMT, 5.00%, 01/01/28	10,000	12,131,520
AMT, 5.00%, 01/01/29	10,000	12,105,020
AMT, 5.00%, 01/01/30	10,000	12,081,140
AMT, 5.00%, 01/01/32	15,000	18,086,790
AMT, 5.00%, 01/01/34	15,500	18,467,800
AMT, 4.00%, 04/30/53	2,915	3,333,142
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/26	1,450	1,719,052
5.00%, 12/01/27	1,500	1,819,922
5.00%, 12/01/28	1,300	1,607,246
Series A, Class A, AMT, 5.00%, 12/01/26	510	601,354
Series A, Class A, AMT, 5.00%, 12/01/27	700	842,136
Series A, Class A, AMT, 5.00%, 12/01/28	350	428,803
Series A, Class A, AMT, 5.00%, 12/01/30	250	320,434
Port Authority of New York & New Jersey, RB, Series AAA, 1.09%, 07/01/23	11,785	11,866,187
Port Authority of New York & New Jersey, Refunding RB
Series 226, AMT, 5.00%, 10/15/26	5,000	5,982,395
Series 226, AMT, 5.00%, 10/15/27	4,000	4,902,624
Series 226, AMT, 5.00%, 10/15/28	4,000	5,010,104
Series 226, AMT, 5.00%, 10/15/30	2,000	2,611,610
Series 226, AMT, 5.00%, 10/15/31	2,760	3,676,303
Series 226, AMT, 5.00%, 10/15/32	1,850	2,431,579
Series 226, AMT, 5.00%, 10/15/33	1,350	1,774,454
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	15,000	14,860,530
Series 227, 2.30%, 10/01/40	7,000	7,020,153
Series 227, 2.50%, 10/01/47	13,000	12,991,628
Series 226, AMT, 1.80%, 04/01/28	1,000	1,012,927

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
State of New York, Refunding GO, Series B, 1.74%, 03/15/29	$15,000	$15,033,825
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	9,700	12,444,159
Triborough Bridge & Tunnel Authority, Refunding RB, 4.00%, 05/15/46	2,500	2,949,467

		829,218,527

North Carolina — 2.5%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB
5.00%, 07/01/27	1,030	1,262,685
5.00%, 07/01/34	3,095	3,921,758
5.00%, 07/01/36	1,860	2,353,095
4.00%, 07/01/44	5,000	5,874,055
5.00%, 07/01/49	10,000	12,537,120
Series A, 5.00%, 07/01/28	2,395	3,004,492
Series A, 5.00%, 07/01/29	1,750	2,241,928
Series A, 5.00%, 07/01/30	2,250	2,943,043
Series A, 5.00%, 07/01/31	5,120	6,843,950
Series A, 5.00%, 07/01/33	5,750	7,649,829
Series A, 5.00%, 07/01/34	3,000	3,981,714
Series A, 4.00%, 07/01/35	3,100	3,789,905
Series A, 4.00%, 07/01/36	3,375	4,110,986
Series A, 5.00%, 07/01/37	7,125	9,384,922
Series A, 4.00%, 07/01/38	4,250	5,154,978
Series A, 4.00%, 07/01/39	5,000	6,055,100
Series A, 4.00%, 07/01/40	2,250	2,718,094
Series A, 4.00%, 07/01/41	2,410	2,907,359
Series A, 4.00%, 07/01/51	25,000	29,652,875
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding RB, Series B, AMT, 4.00%, 07/01/51	5,000	5,821,985
City of Charlotte, Refunding GO(b)
Series A, 4.00%, 06/01/24	3,435	3,747,314
Series A, 4.00%, 06/01/25	3,035	3,408,354
Series A, 5.00%, 06/01/26	1,330	1,590,683
Series A, 5.00%, 06/01/27	750	923,262
Series A, 5.00%, 06/01/28	335	422,942
Series A, 5.00%, 06/01/29	350	451,957
Series A, 5.00%, 06/01/30	485	640,954
Series A, 5.00%, 06/01/31	605	818,546
Series A, 5.00%, 06/01/32	950	1,281,539
Series A, 4.00%, 06/01/33	925	1,157,317
North Carolina Housing Finance Agency, RB, S/F Housing
(GNMA/FNMA/FHLMC), 3.00%, 07/01/51	22,055	23,767,924
Series 43, (GNMA/FNMA/FHLMC), 2.63%, 01/01/35	3,365	3,491,070
Series 43, (GNMA/FNMA/FHLMC), 2.80%, 01/01/40	5,760	5,961,899
Series 44, 1.75%, 01/01/26	995	1,019,985
Series 44, 1.80%, 07/01/26	1,260	1,294,821
Series 44, 2.05%, 01/01/28	1,350	1,400,899
Series 44, 2.20%, 07/01/29	1,060	1,104,924
Series 44, 2.30%, 01/01/31	1,120	1,172,294
Series 44, 2.35%, 07/01/31	995	1,043,575
Series 44, 2.55%, 07/01/35	1,245	1,304,494
North Carolina Medical Care Commission RB(b) 4.00%, 01/01/41	1,020	1,131,330

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission RB(b) (continued)
4.00%, 01/01/52	$3,500	$3,844,648
North Carolina Medical Care Commission, Refunding RB
5.00%, 06/01/45	5,000	5,658,570
Series A, 5.25%, 01/01/41	2,470	2,611,538
Raleigh Durham Airport Authority, Refunding RB
Series A, AMT, 5.00%, 05/01/34	5,000	6,012,840
Series A, AMT, 5.00%, 05/01/35	5,000	6,005,750
Town of Mooresville North Carolina, SAB, 5.38%, 03/01/40(d)	2,100	2,232,810
University of North Carolina at Chapel Hill, Refunding RB
Series B, 5.00%, 12/01/32	2,640	3,614,456
Series B, 5.00%, 12/01/33	2,755	3,768,578
Series B, 5.00%, 12/01/34	2,725	3,715,216
Series B, 5.00%, 12/01/39	4,525	6,076,455
Series B, 5.00%, 12/01/40	2,225	2,977,099

		225,863,916

North Dakota — 0.0%
North Dakota Housing Finance Agency, RB, S/F Housing, 3.05%, 07/01/43	880	903,656

Ohio — 1.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	43,750	50,093,313
Ohio Housing Finance Agency, RB, M/F Housing
Series A, 3.00%, 03/01/52	21,000	22,670,130
Series B, (GNMA/FNMA/FHLMC), 2.55%, 09/01/50	3,290	3,344,617
Ohio Housing Finance Agency, RB, S/F Housing Series A, (GNMA/FNMA/FHLMC), 2.50%, 09/01/35	1,755	1,803,187
Series A, (GNMA/FNMA/FHLMC), 2.75%, 09/01/40	3,205	3,332,511
Series A, (GNMA/FNMA/FHLMC), 2.90%, 09/01/45	13,825	14,304,036
Ohio Water Development Authority, RB, 5.00%, 12/01/34	7,970	10,794,863

		106,342,657

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(d)	5,010	5,981,043
Series B, 5.25%, 08/15/48	10,000	12,148,940
Series B, 5.50%, 08/15/52	11,620	14,386,838

		32,516,821

Oregon — 0.8%
Clackamas & Washington Counties School District No. 3, GO, CAB, Series A, (GTD), 0.00%, 06/15/49(e)	1,750	789,274
County of Multnomah Oregon, GO, Series B, 0.80%, 06/15/26	26,870	26,138,061
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	865	914,693
Oregon Education Districts, GO, Series A, (ST INTERCEPT), 1.53%, 06/30/28	7,800	7,731,703

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Port of Portland Oregon Airport Revenue, ARB
Series 24A, 5.00%, 07/01/47	$5,000	$5,861,805
Series 24B, AMT, 5.00%, 07/01/44	5,000	6,109,775
Series 24B, AMT, 5.00%, 07/01/47	5,000	5,810,395
Salem-Keizer School District No.24J, GO, CAB, Series A, (GTD), 0.00%, 06/15/40(e)	12,395	7,830,888
State of Oregon Housing & Community Services Department, RB, M/F Housing
Series B, AMT, (GNMA/FNMA/FHLMC FHA INS), 4.00%, 07/01/37	185	187,007
Series B, AMT, (GNMA/FNMA/FHLMC FHA INS), 4.13%, 07/01/43	165	166,781
Water Environment Services Sewer Revenue, RB
5.00%, 06/01/27	2,640	3,256,039
5.00%, 06/01/28	2,770	3,506,183
5.00%, 06/01/29	2,910	3,770,956

		72,073,560

Pennsylvania — 3.6%
Allegheny County Airport Authority, RB
Series A, AMT, (AGM), 4.00%, 01/01/46	10,000	11,509,370
Series A, AMT, 5.00%, 01/01/51	14,445	17,885,236
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	10,000	11,983,860
Allentown Neighborhood Improvement Zone Development Authority, RB(d)
5.00%, 05/01/33	1,250	1,503,126
Subordinate, 5.00%, 05/01/28	3,745	4,244,605
Subordinate, 5.13%, 05/01/32	4,700	5,549,379
Subordinate, 5.38%, 05/01/42	8,550	9,935,784
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB(b)
5.00%, 05/01/24	350	380,440
5.00%, 05/01/25	640	716,700
5.00%, 05/01/26	750	860,945
5.00%, 05/01/27	750	879,221
5.00%, 05/01/28	800	954,505
5.00%, 05/01/29	450	545,081
5.00%, 05/01/30	450	553,180
5.00%, 05/01/31	900	1,123,376
5.00%, 05/01/32	900	1,140,811
5.00%, 05/01/33	1,100	1,391,931
5.00%, 05/01/34	1,165	1,469,088
5.00%, 05/01/35	1,100	1,381,650
5.00%, 05/01/36	1,230	1,541,311
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	1,390	1,561,962
4.00%, 07/01/51	1,000	1,118,489
Central Bradford Progress Authority, RB, Series B, 4.00%, 12/01/51(b)	29,000	33,447,179
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/22	895	918,590
Series A, 5.00%, 12/01/23	985	1,034,526
Series A, 5.00%, 12/01/24	1,035	1,109,191
Series A, 5.00%, 12/01/25	1,075	1,173,580
Series A, 5.25%, 12/01/45	1,500	1,595,868
City of Philadelphia PA Airport Revenue Refunding RB, AMT, 5.00%, 07/01/27	6,790	8,226,757

Security	Par (000)	Value

Pennsylvania (continued)
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/29	$5,000	$6,040,900
Series B, AMT, 5.00%, 07/01/30	5,000	6,034,000
Series B, AMT, 5.00%, 07/01/42	5,000	5,939,030
Commonwealth Financing Authority, RB, Series A, 3.81%, 06/01/41	5,545	6,438,876
County of Allegheny Pennsylvania, Refunding GO, Series C, (AGM), 0.64%, 11/01/26(a)	13,120	13,262,916
County of Lehigh Pennsylvania, Refunding RB 5.00%, 07/01/44	10,000	12,344,720
Series A, 4.00%, 07/01/49	10,000	11,397,940
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/51(b)	4,000	4,640,168
Geisinger Authority, Refunding RB, 5.00%, 04/01/43(a)	10,000	11,867,090
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,675	1,719,624
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,845	1,953,386
Pennsylvania Economic Development Financing Authority, RB
2.30%, 06/15/30	13,000	13,180,310
AMT, 5.00%, 12/31/38	5,000	5,824,405
AMT, 5.00%, 06/30/42	5,000	5,748,570
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 10/15/26	1,000	1,153,932
Series A, 5.00%, 10/15/28	1,500	1,888,158
Series A, 5.00%, 10/15/29	1,650	2,119,375
Series A, 5.00%, 10/15/31	1,400	1,873,745
Series A, 5.00%, 10/15/32	1,100	1,468,844
Series A, 5.00%, 10/15/33	1,150	1,528,166
Series A, 5.00%, 10/15/34	1,400	1,851,857
Series A, 5.00%, 10/15/35	1,100	1,449,367
Series A, 5.00%, 10/15/36	1,250	1,642,104
Series A, 4.00%, 10/15/37	1,400	1,686,062
Series A, 4.00%, 10/15/39	1,325	1,586,955
Series A, 4.00%, 10/15/40	1,200	1,434,286
Series A, 4.00%, 10/15/41	1,300	1,547,601
Series A, 4.00%, 10/15/51	6,900	8,102,173
AMT, 5.50%, 11/01/44	3,250	3,445,653
Pennsylvania Higher Educational Facilities Authority, Refunding RB(b)
Series B, 5.00%, 08/15/23	1,165	1,225,324
Series B, 5.00%, 08/15/24	1,000	1,090,439
Series B, 5.00%, 08/15/25	1,300	1,463,527
Series B, 5.00%, 08/15/26	1,575	1,819,511
Series B, 5.00%, 08/15/27	1,050	1,237,468
Series B, 5.00%, 08/15/31	1,910	2,405,991
Series B, 5.00%, 08/15/34	1,055	1,348,440
Series B, 5.00%, 08/15/35	1,335	1,706,689
Series B, 4.00%, 08/15/37	1,000	1,159,335
Series B, 4.00%, 08/15/39	1,000	1,153,477
Series B, 4.00%, 08/15/41	1,115	1,281,775
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 2019-131A, 1.85%, 04/01/26	1,550	1,609,129
Series 2019-131A, 2.10%, 04/01/28	1,915	1,999,993

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 121, 2.80%, 10/01/31	$11,770	$12,145,640
Series 134A, 3.00%, 10/01/49	15,200	16,305,876
Series 134B, AMT, 5.00%, 04/01/26	1,000	1,167,454
Series 134B, AMT, 5.00%, 10/01/26	1,545	1,825,502
Series 134B, AMT, 5.00%, 04/01/27	1,500	1,792,929
Series 134B, AMT, 5.00%, 10/01/27	1,250	1,510,877
Philadelphia Authority for Industrial Development, Refunding RB, Series A, 5.00%, 09/01/35	5,000	5,945,640
Susquehanna Area Regional Airport Authority, Refunding RB, Series A, AMT, 5.00%, 01/01/27	3,100	3,230,119

		328,331,089

Puerto Rico — 10.3%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(e)	307,385	21,657,118
Commonwealth of Puerto Rico Refunding GO, 5.50%, 07/01/19(f)(g)	1,175	1,175,000
Commonwealth of Puerto Rico, GO(f)(g)
5.25%, 07/01/17	1,605	1,605,000
5.25%, 07/01/23	2,620	2,609,082
5.00%, 07/01/29	5,220	5,198,248
Series A, 5.25%, 07/01/22	3,075	3,062,186
Series A, 5.25%, 07/01/26	1,085	1,080,479
Series A, 5.13%, 07/01/31	10,900	10,854,580
Series A, 6.00%, 07/01/38	9,995	10,096,509
Commonwealth of Puerto Rico, Refunding GO
5.25%, 07/01/24(f)(g)	1,765	1,651,443
5.00%, 07/01/32(f)(g)	1,050	982,445
5.50%, 07/01/32(f)(g)	4,245	4,227,311
5.13%, 07/01/37(f)(g)	1,490	1,378,250
6.00%, 07/01/39(f)(g)	1,510	1,525,336
Series A, 5.50%, 07/01/19	1	1,000
Series A, 8.00%, 07/01/35(f)(g)	86,908	75,902,840
Series A, 5.50%, 07/01/39(f)(g)	14,225	13,309,792
Series A, 5.00%, 07/01/41(f)(g)	23,430	21,028,425
Series A, 5.75%, 07/01/41(f)(g)	3,530	3,463,812
Series B, 6.00%, 07/01/39(f)(g)	2,555	2,580,949
Puerto Rico Commonwealth Aqueduct & Sewer Authority Refunding RB, Series B, 4.00%, 07/01/42(d)	300	340,800
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, 5.00%, 07/01/22(d)	320	328,051
Series A, 5.00%, 07/01/25(d)	315	356,866
Series A, 5.00%, 07/01/33(d)	900	1,113,326
Series A, 5.00%, 07/01/37(d)	450	550,057
Series A, 4.00%, 07/01/42(d)	1,250	1,397,537
Series A, Senior Lien, 5.25%, 07/01/42	3	3,088
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(d)
Series C, 3.50%, 07/01/26	22,015	21,977,420
Series C, 3.75%, 07/01/27	21,550	21,668,913
Series A, Senior Lien, 5.00%, 07/01/35	26,225	32,167,585
Series A, Senior Lien, 5.00%, 07/01/47	46,180	55,258,111
Puerto Rico Electric Power Authority, 3rd Series, 5.40%, 01/01/22(a)	1,908	1,732,393
Puerto Rico Electric Power Authority, RB
Series A, 5.00%, 07/01/29(f)(g)	5,540	5,475,365
Series A, 7.00%, 07/01/33(f)(g)	7,445	7,541,167

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series A, 6.75%, 07/01/36(f)(g)	$24,370	$24,684,787
Series A, 5.00%, 07/01/42(f)(g)	23,970	23,690,342
Series A, 7.00%, 07/01/43(f)(g)	3,350	3,393,272
Series A-3, 10.00%, 07/01/19(f)(g)	6,867	7,210,555
Series B-3, 10.00%, 07/01/19(f)(g)	6,867	7,210,554
Series C-1, 5.40%, 01/01/18(f)(g)	18,867	17,135,450
Series C-2, 5.40%, 07/01/18(f)(g)	18,870	17,138,221
Series C-4, 5.40%, 07/01/20(f)(g)	1,908	1,732,393
Series CCC, 5.25%, 07/01/26(f)(g)	8,495	8,395,889
Series CCC, 5.25%, 07/01/28(f)(g)	3,120	3,083,599
Series D-4, 7.50%, 07/01/20	5,100	5,165,877
Series TT, 5.00%, 07/01/20(f)(g)	1,690	1,670,283
Series WW, 5.50%, 07/01/17(f)(g)	4,300	4,249,832
Series WW, 5.50%, 07/01/18(f)(g)	6,025	5,954,706
Series WW, 5.50%, 07/01/20(f)(g)	1,000	988,333
Series WW, 5.38%, 07/01/24(f)(g)	4,545	4,491,973
Series WW, 5.25%, 07/01/25(f)(g)	2,300	2,273,166
Series WW, 5.25%, 07/01/33(f)(g)	2,725	2,693,207
Series WW, 5.50%, 07/01/38(f)(g)	3,980	3,933,565
Series XX, 5.25%, 07/01/27(f)(g)	2,630	2,599,316
Series XX, 5.25%, 07/01/35(f)(g)	1,310	1,294,716
Series XX, 5.75%, 07/01/36(f)(g)	1,825	1,803,708
Series XX, 5.25%, 07/01/40(f)(g)	36,125	35,703,530
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
5.00%, 07/01/19	2,000	1,976,666
Series AAA, 5.25%, 07/01/22	7,025	6,943,039
Series AAA, 5.25%, 07/01/25	5,750	5,682,915
Series AAA, 5.25%, 07/01/28	4,870	4,813,182
Series BBB, 5.40%, 07/01/28	9,505	9,213,909
Series DDD, 5.00%, 07/01/20	1,810	1,788,883
Series UU, 1.00%, 07/01/17(a)	1,295	1,151,967
Series UU, 1.00%, 07/01/18(a)	1,165	1,036,326
Series UU, 1.00%, 07/01/20(a)	10,400	9,251,320
Series UU, 0.79%, 07/01/31(a)	12,285	10,928,122
Series V, 5.50%, 07/01/20	6,440	6,364,865
Series ZZ, 5.25%, 07/01/18	10,185	10,066,172
Series ZZ, 5.25%, 07/01/19	4,745	4,689,640
Series ZZ, 5.25%, 07/01/24	1,435	1,418,258
Series ZZ, 5.25%, 07/01/25	2,440	2,411,533
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40(f)(g)	13,440	13,028,400
Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl Facs Fing Authority, Refunding RB
5.00%, 07/01/27	450	541,201
5.00%, 07/01/28	400	490,923
5.00%, 07/01/29	470	587,221
5.00%, 07/01/30	600	763,067
5.00%, 07/01/31	500	647,446
5.00%, 07/01/32	500	646,148
5.00%, 07/01/33	500	642,714
Puerto Rico Infrastructure Financing Authority, RB, Series B, 5.00%, 07/01/41(f)(g)	42,725	20,721,625
Puerto Rico Public Buildings Authority, RB, (GTD), 5.65%, 07/01/28(f)(g)	3,500	3,584,584
Puerto Rico Public Buildings Authority, Refunding RB(f)(g)
(GTD), 5.00%, 07/01/37	1,335	1,479,069
(GTD), 5.25%, 07/01/42	3,120	3,190,200

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Refunding RB(f)(g) (continued)
Series F, (GTD), 5.25%, 07/01/24	$2,175	$2,409,719
Series M-2, (GTD), 10.00%, 07/01/34	3,325	3,773,875
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	86,193	98,290,101
Series A-1, Restructured, 5.00%, 07/01/58	18,950	21,782,835
Series A-2, Restructured, 4.33%, 07/01/40	57,460	64,621,983
Series A-2, Restructured, 4.54%, 07/01/53	14,353	16,185,634
Series A-2, Restructured, 4.78%, 07/01/58	39,524	45,109,018
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/29	3,745	3,362,347
Series A-1, Restructured, 0.00%, 07/01/31	4,464	3,663,440
Series A-1, Restructured, 0.00%, 07/01/33	6,377	4,846,565
Series A-1, Restructured, 0.00%, 07/01/46	29,186	9,743,162
Series A-1, Restructured, 0.00%, 07/01/51	33,447	8,073,270
Series B-1, Restructured, 0.00%, 07/01/46	18,521	6,184,699

		931,903,801

Rhode Island — 0.4%
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing
2.50%, 04/01/45	10,000	10,053,090
3.00%, 10/01/50	9,720	10,396,007
Series 71, (GNMA COLL), 2.75%, 10/01/34	3,965	4,150,843
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, 3.00%, 04/01/49	7,800	8,389,735
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	5,000	5,438,420

		38,428,095

South Carolina — 3.2%
County of Dorchester South Carolina, SAB(d)
5.88%, 10/01/40	2,310	2,572,896
6.00%, 10/01/51	6,240	6,902,588
Lexington County Health Services District, Inc., RB, 5.00%, 11/01/41	10,000	11,618,500
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	10,000	12,079,720
Series A, 5.00%, 05/01/43	5,000	6,016,180
South Carolina Public Service Authority, RB
Series A, 5.00%, 12/01/49	10,000	10,924,630
Series E, 5.00%, 12/01/48	10,000	10,825,450
Series E, 5.50%, 12/01/53	5,000	5,445,360
Series F, (AGM-CR), 5.74%, 01/01/30	5,000	6,033,745
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50	10,950	18,623,399
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,637,935
Series B, 5.00%, 12/01/41	5,000	5,899,455
Series C, 5.00%, 12/01/46	10,000	11,141,900
Series E, (AGM-CR), 3.92%, 12/01/24	3,405	3,688,340
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 1.75%, 01/01/26	1,185	1,214,255
Series A, 1.85%, 01/01/27	1,020	1,050,413
Series A, 1.88%, 07/01/27	980	1,009,908

Security	Par (000)	Value

South Carolina (continued)
South Carolina State Housing Finance & Development Authority, RB, S/F Housing (continued)
Series A, 2.40%, 07/01/32	$1,170	$1,225,113
Series A, 2.80%, 07/01/34	1,540	1,615,660
Series A, 3.00%, 07/01/39	2,980	3,180,319
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series B, 2.25%, 07/01/30	955	997,717
Series B, 2.35%, 07/01/31	955	1,001,175
Series B, 2.45%, 07/01/32	955	1,004,142
South Carolina Transportation Infrastructure Bank, Refunding RB
Series B, 5.00%, 10/01/29	51,005	66,048,670
Series B, 5.00%, 10/01/30	47,420	62,693,034
Series B, 5.00%, 10/01/31	26,235	35,451,382

		293,901,886

South Dakota — 0.1%
South Dakota Housing Development Authority, Refunding RB, S/F Housing, Series A, Class A, (GNMA/FNMA/FHLMC), 3.00%, 11/01/51	6,955	7,486,633

Tennessee — 0.9%
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/28	1,000	1,189,185
Metropolitan Nashville Airport Authority, ARB
Series A, Subordinate, 5.00%, 07/01/32	1,000	1,293,576
Series A, Subordinate, 5.00%, 07/01/33	1,000	1,290,130
Series A, Subordinate, 5.00%, 07/01/35	1,000	1,284,966
Series A, Subordinate, 5.00%, 07/01/36	1,435	1,840,372
Series A, Subordinate, 5.00%, 07/01/38	2,160	2,764,247
Series A, Subordinate, 5.00%, 07/01/39	1,430	1,828,304
Series A, Subordinate, 5.00%, 07/01/44	10,000	12,704,630
Series A, Subordinate, 4.00%, 07/01/49	10,000	11,656,520
Series A, Subordinate, 5.00%, 07/01/49	10,000	12,594,240
Series A, Subordinate, 4.00%, 07/01/54	5,000	5,808,200
New Memphis Arena Public Building Authority, RB, CAB
4.00%, 04/01/27(a)	1,375	1,356,663
4.00%, 04/01/28(a)	1,375	1,383,382
4.00%, 04/01/29(a)	625	640,051
4.00%, 04/01/30(a)	750	780,263
4.00%, 04/01/31(a)	650	686,622
0.00%, 04/01/32(e)	1,500	1,226,904
0.00%, 04/01/33(e)	1,600	1,274,811
0.00%, 04/01/34(e)	1,500	1,171,200
0.00%, 04/01/35(e)	1,500	1,127,406
0.00%, 04/01/36(e)	1,500	1,101,477
0.00%, 04/01/37(e)	1,600	1,144,003
0.00%, 04/01/38(e)	700	484,544
0.00%, 04/01/39(e)	750	507,558
0.00%, 04/01/40(e)	750	493,343
0.00%, 04/01/41(e)	810	518,666
0.00%, 04/01/42(e)	850	528,827
0.00%, 04/01/43(e)	1,700	1,026,693
0.00%, 04/01/44(e)	1,800	1,054,454
0.00%, 04/01/45(e)	2,000	1,135,498
0.00%, 04/01/46(e)	1,700	939,733

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Tennessee Housing Development Agency, RB, S/F Housing, Series 4B, 3.00%, 07/01/32	$965	$1,025,501
Tennessee Housing Development Agency, Refunding RB, S/F Housing
Series 2019-4, 2.65%, 07/01/34	2,060	2,188,451
Series 2019-4, 2.90%, 07/01/39	4,650	4,951,999

		81,002,419

Texas — 4.4%
Arlington Higher Education Finance Corp., RB
6.25%, 08/15/24(d)	285	285,152
Series A, 7.13%, 03/01/44	1,250	1,352,300
City of Houston Texas Airport System Revenue, RB
Series A, AMT, 6.50%, 07/15/30	1,000	1,004,370
Series A, AMT, 6.63%, 07/15/38	3,000	3,013,410
Series B-1, AMT, 5.00%, 07/15/35	7,400	8,065,630
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	5,000	6,159,920
Sub-Series D, 5.00%, 07/01/38	5,000	6,145,920
City of Houston TX Airport System, Revenue RB, 4.00%, 07/15/41	9,700	10,382,123
City of Marble Falls Texas, SAB(d)
3.38%, 09/01/26	230	229,042
3.88%, 09/01/31	200	200,975
4.13%, 09/01/41	730	718,899
4.38%, 09/01/51	1,000	990,883
County of Harris Texas, Refunding RB, Series B, (AMBAC), 0.78%, 08/15/35(a)	5,000	4,950,920
Dallas Area Rapid Transit, Refunding RB, 4.00%, 12/01/51(b)	25,000	29,328,225
Dallas Fort Worth International Airport, RB, 1.93%, 11/01/28	3,500	3,504,991
Dallas Independent School District, Refunding GO
Series B, (PSF), 4.00%, 08/15/27	6,750	7,691,564
Series B, (PSF), 4.00%, 08/15/29	9,000	10,531,674
Leander Independent School District, GO, CAB, Series C, (PSF), 0.00%, 08/15/24(e)(h)	95,000	33,258,905
Lower Colorado River Authority, Refunding RB
5.00%, 05/15/26	3,160	3,744,252
5.00%, 05/15/27	1,770	2,152,849
5.00%, 05/15/28	1,770	2,203,675
5.00%, 05/15/29	1,880	2,390,708
5.00%, 05/15/30	1,405	1,826,177
5.00%, 05/15/31	1,720	2,233,570
5.00%, 05/15/32	3,600	4,657,550
5.00%, 05/15/33	3,500	4,522,175
Matagorda County Navigation District No. 1, Refunding RB, 2.60%, 11/01/29	15,000	16,012,650
New Hope Cultural Education Facilities Finance Corp., RB(d)
Series A, 5.00%, 08/15/39	1,210	1,404,385
Series A, 5.00%, 08/15/51	2,670	3,053,337
New Hope Cultural Education Facilities Finance Corp., Refunding RB(d)
Series A, 5.00%, 08/15/36	4,055	4,057,753
Series A, 5.00%, 08/15/46	4,055	4,057,628
Northwest Independent School District, Refunding GO, Series A, (PSF), 1.78%, 02/15/31	14,790	14,780,904

Security	Par (000)	Value

Texas (continued)
Port Authority of Houston of Harris County Texas, RB(b)
5.00%, 10/01/23	$1,225	$1,328,906
5.00%, 10/01/24	920	1,038,285
5.00%, 10/01/25	1,250	1,460,379
5.00%, 10/01/26	700	842,439
5.00%, 10/01/27	1,350	1,667,963
5.00%, 10/01/28	625	789,743
5.00%, 10/01/51	37,045	48,759,815
Port Beaumont Navigation District, Refunding RB, Series B, 6.00%, 01/01/25(d)	6,415	6,613,910
Port of Beaumont Industrial Development Authority RB, 4.10%, 01/01/28(d)	17,000	16,492,822
State of Texas, GO
Series A, 5.00%, 08/01/35	7,435	9,786,958
Series A, 5.00%, 08/01/36	6,670	8,757,076
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/43	6,000	7,406,874
Tarrant Regional Water District, RB
Series A, 4.00%, 09/01/28	5,665	6,831,877
Series A, 4.00%, 09/01/29	5,730	7,026,974
Texas Municipal Gas Acquisition and Supply Corp. I, RB
Series B, Senior Lien, 0.78%, 12/15/26(a)	15,875	16,265,303
Series D, Senior Lien, 6.25%, 12/15/26	17,765	20,471,267
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	5,000	6,000,045
Texas Private Activity Bond Surface Transportation Corp., Refunding RB
Series A, 5.00%, 12/31/30	5,365	6,840,804
Series A, 5.00%, 12/31/31	10,000	12,675,160
Series A, 5.00%, 12/31/32	5,000	6,314,735
Series A, 5.00%, 12/31/34	5,000	6,292,370
Series A, 5.00%, 12/31/35	5,000	6,280,840
Series A, 5.00%, 12/31/36	5,000	6,268,665

		401,125,726

Utah — 1.1%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/51	19,215	24,059,755
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.00%, 07/01/46	45,000	56,770,335
State of Utah, Refunding GO, 5.00%, 01/01/25(h)	5,000	5,708,680
Utah Charter School Finance Authority, RB(d)
5.63%, 06/15/26	440	440,623
(UT), 5.00%, 07/15/34	530	531,043
(UT), 5.13%, 07/15/49	4,830	4,838,143
5.63%, 06/15/54	4,945	5,067,127
Utah State Board of Regents, RB
2.55%, 06/01/38	1,250	1,297,352
2.63%, 06/01/39	1,250	1,302,516

		100,015,574

Virginia — 1.5%
Ballston Quarter Community Development Authority, TA
Series A, 5.38%, 03/01/36	1,050	1,065,644
Series A, 5.50%, 03/01/46	6,210	6,229,394
Cherry Hill Community Development Authority, SAB(d)
5.15%, 03/01/35	1,000	1,063,032

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Cherry Hill Community Development Authority, SAB(d) (continued)
5.40%, 03/01/45	$1,995	$2,113,158
Chesapeake Bay Bridge & Tunnel District, RB
(AGM), 5.00%, 07/01/41	5,000	5,884,555
5.00%, 07/01/46	5,000	5,869,065
5.00%, 07/01/51	10,000	11,719,090
Dulles Town Center Community Development Authority, Refunding SAB, 4.00%, 03/01/23	1,000	1,003,608
FHLMC Multifamily VRD Certificates, Series M053, Class A, 2.55%, 06/15/35	19,785	21,138,224
Hanover County Economic Development Authority, Refunding RB
5.00%, 07/01/38	125	136,864
5.00%, 07/01/48	365	396,456
Series A, 4.00%, 07/01/22	215	218,123
Series A, 5.00%, 07/01/47	1,985	2,011,907
Henrico County Economic Development Authority, Refunding RB
5.00%, 06/01/22	625	636,380
5.00%, 06/01/23	420	427,636
Loudoun County Economic Development Authority, RB, CAB, 0.00%, 07/01/49(e)	25,115	10,774,988
Lower Magnolia Green Community Development Authority, SAB(d)
5.00%, 03/01/35	2,870	3,037,703
5.00%, 03/01/45	2,950	3,088,777
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	3,125	3,634,806
Norfolk Airport Authority, ARB, 5.00%, 07/01/43	2,700	3,363,247
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	15,760	16,588,424
Virginia Housing Development Authority, RB, M/F Housing
Series A, 3.65%, 03/01/43	5,000	5,332,205
Series B, 3.50%, 06/01/33	1,335	1,451,302
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/49	5,000	5,915,770
AMT, 5.00%, 12/31/52	10,000	11,788,700
AMT, 5.00%, 12/31/56	10,000	11,778,140

		136,667,198

Washington — 2.1%
King County Housing Authority, Refunding RB, (HUD SECT 8), 2.75%, 01/01/40	1,900	1,969,149
Mason County Public Hospital District No. 1, RB, 5.00%, 12/01/48	5,000	6,103,355
Pierce County School District No. 10 Tacoma, Refunding GO, (GTD), 1.73%, 12/01/31	4,525	4,425,608
Port of Seattle, Refunding RB, 5.00%, 08/01/33	16,615	21,797,966
Seattle Housing Authority, Refunding RB, M/F Housing, (HUD SECT 8), 3.50%, 12/01/35	1,500	1,623,512
Snohomish County Public Utility District No. 1, RB
Series A, 5.00%, 12/01/26	550	664,266
Series A, 5.00%, 12/01/27	500	619,837
Series A, 5.00%, 12/01/28	540	684,325
Series A, 5.00%, 12/01/29	350	453,223
Series A, 5.00%, 12/01/30	175	231,511
Series A, 5.00%, 12/01/31	250	338,382
Series A, 5.00%, 12/01/32	250	337,668
Series A, 5.00%, 12/01/33	500	674,012

Security	Par (000)	Value

Washington (continued)
Snohomish County Public Utility District No. 1, RB (continued)
Series A, 5.00%, 12/01/34	$825	$1,108,108
Series A, 5.00%, 12/01/35	1,000	1,340,179
Series A, 5.00%, 12/01/41	1,200	1,589,166
State of Washington, GO
Series A, 5.00%, 08/01/33	8,820	11,872,046
Series A, 5.00%, 08/01/35	26,920	36,024,775
Washington Health Care Facilities Authority Refunding RB, 4.00%, 10/01/42(a)	31,725	38,800,024
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/37	5,000	6,297,295
Washington State Convention Center Public Facilities District, RB
4.00%, 07/01/31	11,045	12,843,722
3.00%, 07/01/58	6,790	6,799,228
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	32,550	37,966,334

		194,563,691

West Virginia — 0.3%
Tobacco Settlement Finance Authority, Refunding RB, Series A, Class 1, 4.31%, 06/01/49	10,000	10,462,450
West Virginia Hospital Finance Authority, Refunding RB
5.00%, 09/01/31	2,775	3,475,105
5.00%, 09/01/38	4,550	5,629,565
5.00%, 09/01/39	1,970	2,434,301
West Virginia Housing Development Fund, Refunding RB, Series A, AMT, 3.70%, 11/01/29	1,185	1,247,612

		23,249,033

Wisconsin — 1.5%
Public Finance Authority, RB
6.00%, 06/15/24(d)	385	386,958
6.75%, 11/01/24(d)	21,420	19,954,743
7.00%, 12/01/30(d)	2,000	2,022,540
5.00%, 04/01/40(d)	1,175	1,405,609
4.00%, 07/01/41	1,755	1,836,200
7.00%, 11/01/46(d)	5,085	5,408,152
5.00%, 04/01/50(d)	1,470	1,718,939
4.25%, 07/01/54	3,060	3,175,426
Series A, 6.25%, 10/01/31(d)	1,285	1,351,260
Series A, 5.00%, 06/15/41(d)	785	863,001
Series A, 7.00%, 10/01/47(d)	1,285	1,346,106
Series A, 5.00%, 06/15/51(d)	885	958,409
Series A, 5.00%, 06/15/56(d)	970	1,047,490
Series A-2, 5.00%, 01/01/24(d)	1,780	1,788,387
Series B, 5.50%, 06/15/25(d)	555	560,098
Series B, 5.62%, 06/01/29(d)	965	978,661
Public Finance Authority, Refunding RB
4.00%, 12/01/51	650	751,234
Series A, 5.00%, 10/01/34(d)	2,620	3,179,354
Series A, 5.00%, 10/01/39(d)	6,155	7,400,267
Series B, 6.13%, 10/01/49(d)	8,530	9,227,720
AMT, 4.00%, 08/01/35	4,840	4,909,788
State of Wisconsin, GO, Series B, 5.00%, 05/01/25(b)	7,465	8,617,454
State of Wisconsin, Refunding GO, Series 3, 0.80%, 05/01/26	11,250	11,030,569

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, RB, Series B, 5.00%, 02/15/42	$10,000	$11,557,010
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 12/15/44	10,000	11,170,540
Series A, 5.00%, 11/15/35	10,000	11,765,420
Series A, 5.00%, 04/01/42	10,000	10,362,400

		134,773,735

Total Municipal Bonds — 89.7% (Cost: $7,775,853,701)		8,141,249,479

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., ARB, Series A, AMT, 5.00%, 07/01/47	10,000	11,727,100
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45	10,000	11,372,720

		23,099,820

California — 2.2%
California Educational Facilities Authority, Refunding RB
5.00%, 09/01/45	10,490	12,058,683
5.00%, 10/01/46	10,000	11,637,038
California Health Facilities Financing Authority, RB
Series A, 5.00%, 08/15/43	10,000	11,124,763
Series A, 5.00%, 08/15/52	10,000	10,806,368
California Infrastructure & Economic Development Bank, RB
5.00%, 05/15/47	10,000	12,280,202
5.00%, 05/15/52	10,000	12,323,699
California Public Finance Authority, Refunding RB, Series A, 5.00%, 08/01/47	10,000	12,098,755
Chaffey Joint Union High School District, GO, Series C, 5.25%, 08/01/47	10,000	12,074,795
Chino Valley Unified School District, GO, Series A, 5.25%, 08/01/47	10,000	12,272,024
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/45	10,000	11,346,937
Series A, AMT, 5.25%, 05/15/48	10,000	12,333,420
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	10,199,665
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/42	10,000	12,157,692
Fresno Unified School District, GO, 5.00%, 08/01/44	10,000	11,231,765
Manteca Unified School District, GO, Series A, 5.00%, 08/01/40	10,000	11,523,741
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	10,000	11,113,273
San Marcos Unified School District, GO, Series C, 5.00%, 08/01/40	10,000	11,013,211

		197,596,031

Security	Par (000)	Value

Connecticut — 0.2%
Connecticut Housing Finance Authority, RB, S/F Housing, Series A, 3.85%, 05/15/45(j)	$10,000	$10,395,748
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	10,000	11,651,052

		22,046,800

District of Columbia — 0.4%
District of Columbia Water & Sewer Authority, RB
Series A, 5.00%, 10/01/52	10,000	12,004,609
Series A, Sub-Lien, 5.00%, 10/01/44	10,000	10,861,280
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, AMT, 5.00%, 10/01/42	10,000	11,983,700
		34,849,589

Florida — 0.5%
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	10,000	12,124,755
Florida Housing Finance Corp., RB, S/F Housing Series 1, (FHLMC, FNMA, GNMA), 3.70%, 07/01/38	4,020	4,209,793
Series 1, (FHLMC, FNMA, GNMA), 3.80%, 07/01/43	4,017	4,477,415
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,000	11,720,485
Tampa Bay Water, RB, 5.00%, 10/01/38	10,000	10,800,505

		43,332,953

Georgia — 1.0%
City of Atlanta Georgia Water & Wastewater
Revenue, Refunding RB, 5.00%, 11/01/40	20,000	22,820,141
Clarke County Hospital Authority, Refunding RB, Series A, 5.00%, 07/01/46(j)	10,000	11,623,885
Development Authority of Cobb County, RB, Series A, 5.00%, 06/01/49(j)	10,000	11,948,830
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	10,000	11,609,993
Georgia Housing & Finance Authority, RB, S/F Housing
Series B, 3.55%, 12/01/42	10,000	10,630,610
Series B1, 3.65%, 06/01/44(j)	9,660	9,953,352
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 12/01/40(j)	8,180	8,721,692

		87,308,503

Illinois — 0.1%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/36	10,000	11,622,520

Indiana — 0.1%
Indiana Finance Authority, Refunding RB, 5.00%, 11/01/41	10,000	11,508,888

Iowa — 0.1%
Iowa Finance Authority, Refunding RB, 5.00%, 08/01/42	10,000	12,174,165

Maine — 0.1%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.75%, 11/15/38	10,000	10,839,250

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 0.4%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/43	$10,000	$10,965,420
County of Montgomery Maryland, RB, Series 2016, 5.00%, 12/01/45	10,000	11,803,860
Maryland Stadium Authority, RB, 5.00%, 05/01/47	10,000	12,247,260

		35,016,540

Massachusetts — 0.2%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	10,000	10,940,423
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, 3.30%, 12/01/59(j)	10,015	10,332,884

		21,273,307

Michigan — 0.5%
Michigan Finance Authority, Refunding RB, Series 2016, 5.00%, 12/01/45	10,000	11,695,605
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 3.80%, 10/01/38	10,000	10,999,610
Series A, 4.15%, 10/01/53(j)	20,000	21,630,193

		44,325,408

Minnesota — 0.1%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 01/01/46	10,000	10,936,812

Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri, RB, 5.00%, 01/01/44	10,000	10,882,160
Metropolitan St Louis Sewer District, Refunding RB
Series A, 5.00%, 05/01/47	10,000	12,002,435
Series B, 5.00%, 05/01/45	10,000	11,522,740

		34,407,335

New York — 1.7%
Metropolitan Transportation Authority, RB, Series A, 5.00%, 11/15/42	10,000	11,995,995
Metropolitan Transportation Authority, Refunding RB, Sub-Series B-1, 5.00%, 11/15/46	10,000	11,816,623
New York City Housing Development Corp., RB, M/F Housing
Series A-1, 3.95%, 11/15/44(j)	10,000	10,420,368
Series C-1A, 4.00%, 11/01/53	10,000	10,458,080
Series C-1-A, 4.13%, 05/01/58(j)	10,000	10,565,595
Series G-1, 3.90%, 05/01/45(j)	10,000	10,271,610
Series J, 3.35%, 11/01/65	10,000	10,257,150
New York City Water & Sewer System, RB, Series DD, 5.00%, 06/15/47	20,000	23,851,835
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/39	10,000	10,979,624
Series A, 5.00%, 03/15/45	10,000	12,278,788
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	11,321,785
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.00%, 10/15/41	10,000	11,529,459
Utility Debt Securitization Authority, Refunding RB, Restructured, 5.00%, 12/15/37	10,000	11,666,340

		157,413,252

North Carolina — 0.6%
City of Charlotte North Carolina Airport Special Facilities Revenue, ARB
Series A, 5.00%, 07/01/42	10,000	12,022,078

Security	Par (000)	Value

North Carolina (continued)
City of Charlotte North Carolina Airport Special Facilities Revenue, ARB (continued)
Series A, 5.00%, 07/01/47	$10,000	$12,022,299
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55	10,000	11,629,462
North Carolina Housing Finance Agency, RB, S/F Housing
Series 39-B, (FHLMC, FNMA, GNMA), 3.85%, 07/01/38	6,920	7,666,128
Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	6,900	7,435,314

		50,775,281

Ohio — 0.1%
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	10,000	12,303,263

Oklahoma — 0.1%
Oklahoma Turnpike Authority, RB, Sereis C, 5.00%, 01/01/47	10,000	11,907,568

Oregon — 0.3%
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/47	10,000	12,058,610
University of Oregon, RB, Series A, 5.00%, 04/01/48	10,000	12,271,280

		24,329,890

Pennsylvania — 0.9%
General Authority of Southcentral Pennsylvania, Refunding RB, Series A, 5.00%, 06/01/24	10,000	11,161,964
Lancaster County Hospital Authority, Refunding RB, 5.00%, 08/15/46	10,000	11,734,230
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, 3.65%, 10/01/42(j)	20,000	21,273,408
Series 127B, 3.55%, 10/01/33	10,000	10,755,703
Philadelphia Authority for Industrial Development, RB, Series A, 5.00%, 07/01/42	20,000	22,140,170

		77,065,475

Tennessee — 0.3%
Tennessee Housing Development Agency, RB, S/F Housing
Series 3, 3.85%, 07/01/43	7,720	8,356,915
Series 3, 3.95%, 01/01/49	7,700	8,430,630
Tennessee Housing Development Agency, Refunding RB, S/F Housing, 3.85%, 07/01/42	6,600	7,208,974

		23,996,519

Texas — 0.7%
Alamo Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46	10,000	11,392,325
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/48	10,000	10,555,495
County of Harris Texas, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/47	10,000	11,789,200
Midlothian Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	10,000	11,903,060
Tarrant Regional Water District Water Supply System Revenue, RB, 5.00%, 03/01/52	10,000	10,118,025
Texas Water Development Board, RB, Series A, 5.00%, 10/15/47	10,000	12,195,860

		67,953,965

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.1%
Utah Transit Authority, Refunding RB, Series A, 5.00%, 06/15/38	$10,000	$11,595,163

Virginia — 0.8%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42	10,000	12,238,155
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	10,000	10,958,918
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	12,078,842
University of Virginia, Refunding RB, Series A-2, 5.00%, 04/01/45	10,000	11,368,675
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.90%, 10/01/48	10,000	10,760,590
Series D, 4.00%, 10/01/53	10,000	10,749,333

		68,154,513

Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	10,000	15,453,279
King County Housing Authority, Refunding RB, (GTD), 3.50%, 05/01/38	10,000	10,976,967
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	11,929,003
State of Washington, GO, Series B, 5.00%, 02/01/33	10,000	11,370,320
Washington Health Care Facilities Authority, Refunding RB, Series D, 5.00%, 10/01/38	10,000	11,151,006
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	10,000	12,116,428

		72,997,003

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.0% (Cost: $1,092,003,479)		1,178,829,813

Total Long-Term Investments — 104.8% (Cost: $9,061,504,295)		9,515,894,906

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(c)(k)	406,571,221	$406,611,878

Total Short-Term Securities — 4.5% (Cost: $406,608,761)		406,611,878

Total Investments — 109.3% (Cost: $9,468,113,056)		9,922,506,784

Liabilities in Excess of Other Assets — (1.4)%		(126,309,135)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.9)%		(721,246,745)

Net Assets — 100.0%		$9,074,950,904

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)	Affiliate of the Fund.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2022 to November 1, 2048, is $82,298,734. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$424,955,829	$—	$(18,308,553	)(a)	$(26,063)	$(9,335)	$406,611,878	406,571,221	$11,729	$—
iShares National Muni Bond ETF	—	377,722,500	(348,332,798)		(252,202)	17,500	29,155,000	250,000	161,351	—

					$(278,265)	$8,165	$435,766,878		$173,080	$—

(a)	Represents net amount purchased (sold).

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	13,365	03/22/22	$1,747,891	$(16,351,914)
U.S. Long Bond	6,874	03/22/22	1,114,877	(19,841,021)
5-Year U.S. Treasury Note	5,167	03/31/22	627,104	(3,373,111)

				$(39,566,046)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$39,566,046	$—	$39,566,046

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,064,836	$—	$4,064,836

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(39,408,963)	$—	$(39,408,963)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,802,956,978

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$166,660,614	$—	$166,660,614
Investment Companies	29,155,000	—	—	29,155,000
Municipal Bonds	—	8,141,249,479	—	8,141,249,479
Municipal Bonds Transferred to Tender Option Bond Trusts	—	1,178,829,813	—	1,178,829,813

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Strategic Municipal Opportunities Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$406,611,878	$—	$—	$406,611,878

	$435,766,878	$9,486,739,906	$—	$9,922,506,784

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(39,566,046)	$—	$—	$(39,566,046)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $721,106,657 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

November 30, 2021

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)	$3,492,675,312	$406,354,256	$618,817,202	$9,486,739,906
Investments, at value — affiliated(b)	166,431,399	18,032,682	51,429,238	435,766,878
Cash	—	59,219	104,758	—
Cash pledged for futures contracts	13,569,000	412,000	694,000	48,853,000
Receivables:
Investments sold	47,470,924	67,195	80,000	281,981,445
Capital shares sold	7,002,663	476,245	986,672	14,619,978
Dividends — affiliated	692	2,301	163	2,005
Interest — unaffiliated	32,781,726	4,955,010	7,373,722	84,319,402
Variation margin on futures contracts	—	1,210	—	—
Prepaid expenses	76,695	56,242	52,325	186,158

Total assets	3,760,008,411	430,416,360	679,538,080	10,352,468,772

ACCRUED LIABILITIES
Bank overdraft	82,143	—	—	8,506,192
Payables:
Investments purchased	153,036,288	—	13,501,912	508,754,571
Accounting services fees	107,876	23,528	32,659	269,411
Capital shares redeemed	7,325,606	646,369	714,739	18,284,704
Custodian fees	18,200	907	—	41,348
Income dividend distributions	1,040,633	261,039	475,531	3,978,208
Interest expense and fees	19,485	6,088	12,487	140,088
Investment advisory fees	1,019,889	130,414	217,000	3,286,149
Trustees’ and Officer’s fees	8,976	1,272	1,804	92,985
Other accrued expenses	41,299	29,192	26,192	82,958
Other affiliate fees	10,706	1,288	2,020	28,826
Professional fees	75,053	25,579	28,957	345,344
Service and distribution fees	297,797	48,756	49,780	499,205
Transfer agent fees	285,393	52,347	66,584	846,412
Variation margin on futures contracts	3,075,100	140,840	247,272	11,254,810

Total accrued liabilities	166,444,444	1,367,619	15,376,937	556,411,211

OTHER LIABILITIES
TOB Trust Certificates	143,144,977	17,959,363	45,272,306	721,106,657

Total liabilities	309,589,421	19,326,982	60,649,243	1,277,517,868

NET ASSETS	$3,450,418,990	$411,089,378	$618,888,837	$9,074,950,904

NET ASSETS CONSIST OF
Paid-in capital	$3,364,265,954	$385,134,275	$599,511,869	$9,128,206,693
Accumulated earnings (loss)	86,153,036	25,955,103	19,376,968	(53,255,789)

NET ASSETS	$3,450,418,990	$411,089,378	$618,888,837	$9,074,950,904

(a) Investments, at cost — unaffiliated	$3,275,068,279	$370,345,419	$578,377,987	$9,032,366,795
(b) Investments, at cost — affiliated	$166,395,768	$18,032,682	$51,429,238	$435,746,261

F I N A N C I A L S T A T E M E N T S	61

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2021

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE

Institutional

Net assets	$2,105,459,916	$230,578,924	$416,126,138	$6,982,157,743

Shares outstanding	161,149,673	19,979,123	36,986,205	584,879,574

Net asset value	$13.07	$11.54	$11.25	$11.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Service

Net assets	N/A	$7,998,788	$2,543,916	N/A

Shares outstanding	N/A	693,122	225,857	N/A

Net asset value	N/A	$11.54	$11.26	N/A

Shares authorized	N/A	Unlimited	Unlimited	N/A

Par value	N/A	$0.10	$0.10	N/A

Investor A

Net assets	$1,020,969,425	$128,591,641	$165,167,998	$1,731,380,633

Shares outstanding	78,214,113	11,133,789	14,664,432	145,098,067

Net asset value	$13.05	$11.55	$11.26	$11.93

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1

Net assets	$100,637,452	$16,712,009	$8,601,036	$24,178,563

Shares outstanding	7,702,857	1,446,414	763,338	2,025,738

Net asset value	$13.06	$11.55	$11.27	$11.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor C

Net assets	$101,254,362	$23,912,160	$18,515,781	$170,796,000

Shares outstanding	7,749,622	2,072,683	1,644,267	14,307,378

Net asset value	$13.07	$11.54	$11.26	$11.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Class K

Net assets	$122,097,835	$3,295,856	$7,933,968	$166,437,965

Shares outstanding	9,341,865	285,688	705,333	13,940,404

Net asset value	$13.07	$11.54	$11.25	$11.94

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended November 30, 2021

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$4,299	$777	$701	$173,080
Interest — unaffiliated	38,030,240	6,384,727	9,256,651	112,325,008

Total investment income	38,034,539	6,385,504	9,257,352	112,498,088

EXPENSES
Investment advisory	6,137,420	1,062,279	1,595,627	22,296,020
Service and distribution — class specific	1,856,604	307,071	311,496	3,074,231
Transfer agent — class specific	861,138	159,339	343,480	3,049,558
Professional	158,475	36,150	33,443	409,010
Accounting services	155,762	38,967	52,317	343,762
Registration	45,424	57,744	58,669	129,886
Custodian	26,673	2,287	7,201	80,626
Trustees and Officer	21,677	3,300	4,585	54,126
Miscellaneous	75,632	33,923	35,859	169,289

Total expenses excluding interest expense	9,338,805	1,701,060	2,442,677	29,606,508
Interest expense(a)	428,714	59,879	145,146	2,373,693

Total expenses	9,767,519	1,760,939	2,587,823	31,980,201
Less:

Fees waived and/or reimbursed by the Manager	(41,104)	(273,457)	(283,043)	(2,367,646)
Transfer agent fees waived and/or reimbursed — class specific	(96,661)	(60,490)	(199,078)	—

Total expenses after fees waived and/or reimbursed	9,629,754	1,426,992	2,105,702	29,612,555

Net investment income	28,404,785	4,958,512	7,151,650	82,885,533

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	26,362,119	207,170	731,486	77,253,241
Investments — affiliated	—	(1,667)	217	(278,265)
Futures contracts	251,946	105,746	104,695	4,064,836

	26,614,065	311,249	836,398	81,039,812

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(20,964,467)	(1,662,063)	(2,122,610)	(48,442,960)
Investments — affiliated	(1)	(1,606)	(1,133)	8,165

Futures contracts	(9,857,118)	(441,962)	(748,033)	(39,408,963)

	(30,821,586)	(2,105,631)	(2,871,776)	(87,843,758)

Net realized and unrealized loss	(4,207,521)	(1,794,382)	(2,035,378)	(6,803,946)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,197,264	$3,164,130	$5,116,272	$76,081,587

(a)	Related to TOBs Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,404,785	$59,424,931	$4,958,512	$10,979,938
Net realized gain	26,614,065	84,381,722	311,249	2,924,842
Net change in unrealized appreciation (depreciation)	(30,821,586)	135,345,182	(2,105,631)	21,740,057

Net increase in net assets resulting from operations	24,197,264	279,151,835	3,164,130	35,644,837

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(18,053,769)	(35,993,789)	(2,902,570)	(6,219,420)
Service	—	—	(94,564)	(218,557)
Investor A	(7,915,713)	(18,229,406)	(1,508,325)	(3,359,637)
Investor A1	(867,620)	(1,949,482)	(211,940)	(524,575)
Investor C	(411,322)	(1,197,450)	(199,375)	(579,084)
Class K	(1,093,633)	(2,039,731)	(40,444)	(75,516)

Decrease in net assets resulting from distributions to shareholders	(28,342,057)	(59,409,858)	(4,957,218)	(10,976,789)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	187,032,990	(244,079,259)	14,661,373	19,898,331

NET ASSETS
Total increase (decrease) in net assets	182,888,197	(24,337,282)	12,868,285	44,566,379
Beginning of period	3,267,530,793	3,291,868,075	398,221,093	353,654,714

End of period	$3,450,418,990	$3,267,530,793	$411,089,378	$398,221,093

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

		BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,151,650	$16,444,587	$82,885,533	$189,244,252
Net realized gain	836,398	4,607,996	81,039,812	319,114,724
Net change in unrealized appreciation (depreciation)	(2,871,776)	22,890,632	(87,843,758)	444,840,011

Net increase in net assets resulting from operations	5,116,272	43,943,215	76,081,587	953,198,987

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,990,455)	(11,509,115)	(65,496,593)	(143,714,628)
Service	(27,448)	(59,039)	—	—
Investor A	(1,796,866)	(4,009,250)	(14,958,310)	(36,971,138)
Investor A1	(101,810)	(267,887)	(228,488)	(540,624)
Investor C	(140,854)	(501,222)	(845,839)	(2,813,627)
Class K	(90,395)	(144,867)	(1,735,301)	(3,661,475)

Decrease in net assets resulting from distributions to shareholders	(7,147,828)	(16,491,380)	(83,264,531)	(187,701,492)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	18,266,903	28,957,774	472,129,938	(1,312,434,238)

NET ASSETS
Total increase (decrease) in net assets	16,235,347	56,409,609	464,946,994	(546,936,743)
Beginning of period	602,653,490	546,243,881	8,610,003,910	9,156,940,653

End of period	$618,888,837	$602,653,490	$9,074,950,904	$8,610,003,910

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund

	Institutional

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$13.08		$12.21	$12.71	$12.76	$12.60	$12.73

Net investment income(a)	0.12		0.25	0.27	0.34	0.34	0.36
Net realized and unrealized gain (loss)		(0.01)	0.87	(0.50)	0.19	0.20	(0.13)

Net increase (decrease) from investment operations	0.11		1.12	(0.23)	0.53	0.54	0.23

Distributions(b)
From net investment income		(0.12)	(0.25)	(0.27)	(0.34)	(0.34)	(0.36)
From net realized gain	—		—	—	(0.24)	(0.04)	—

Total distributions		(0.12)	(0.25)	(0.27)	(0.58)	(0.38)	(0.36)

Net asset value, end of period	$13.07		$13.08	$12.21	$12.71	$12.76	$12.60

Total Return(c)
Based on net asset value	0.82	%(d)	9.26%	(1.85)%	4.28%	4.37%	1.88%

Ratios to Average Net Assets(e)
Total expenses(f)	0.48	%(g)	0.48%	0.57%	0.63%	0.57%	0.61%

Total expenses after fees waived and/or reimbursed	0.47	%(g)	0.46%	0.55%	0.61%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.44	%(g)	0.43%	0.43%	0.44%	0.44%	0.46%

Net investment income	1.79	%(g)	1.98%	2.13%	2.70%	2.68%	2.88%

Supplemental Data
Net assets, end of period (000)	$2,105,460		$1,922,918	$1,865,633	$2,016,387	$1,190,045	$611,571

Borrowings outstanding, end of period (000)	$143,145		$143,145	$148,145	$253,167	$141,267	$60,642

Portfolio turnover rate		27%	53%	117%	126%	129%	142%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		—%	0.01%	0.02%	0.02%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Expense ratios	N/A		N/A	0.56%	0.62%	0.57%	N/A

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$13.07		$12.19	$12.70	$12.75	$12.58	$12.71

Net investment income(a)	0.10		0.22	0.24	0.31	0.31	0.33
Net realized and unrealized gain (loss)		(0.02)	0.88	(0.51)	0.19	0.21	(0.13)

Net increase (decrease) from investment operations	0.08		1.10	(0.27)	0.50	0.52	0.20

Distributions(b)
From net investment income		(0.10)	(0.22)	(0.24)	(0.31)	(0.31)	(0.33)
From net realized gain	—		—	—	(0.24)	(0.04)	—

Total distributions		(0.10)	(0.22)	(0.24)	(0.55)	(0.35)	(0.33)

Net asset value, end of period	$13.05		$13.07	$12.19	$12.70	$12.75	$12.58

Total Return(c)
Based on net asset value	0.62	%(d)	9.09%	(2.18)%	4.02%	4.19%	1.63%

Ratios to Average Net Assets(e)
Total expenses(f)	0.71	%(g)	0.72%	0.82%	0.88%	0.81%	0.85%

Total expenses after fees waived and/or reimbursed	0.71	%(g)	0.71%	0.80%	0.86%	0.79%	0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.68	%(g)	0.68%	0.68%	0.69%	0.69%	0.71%

Net investment income	1.55	%(g)	1.74%	1.88%	2.45%	2.45%	2.64%

Supplemental Data
Net assets, end of period (000)	$1,020,969		$1,025,162	$1,069,541	$941,069	$631,410	$438,543

Borrowings outstanding, end of period (000)	$143,145		$143,145	$148,145	$253,167	$141,267	$60,642

Portfolio turnover rate		27%	53%	117%	126%	129%	142%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		—%	0.01%	0.02%	0.02%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended
	11/30/21	Year Ended May 31,
	(unaudited)	2021	2020	2019	2018	2017

Expense ratios	N/A	N/A	0.82%	0.88%	0.81%	0.85%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A1

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$13.08		$12.20	$12.71	$12.76	$12.59	$12.72

Net investment income(a)	0.11		0.24	0.26	0.33	0.33	0.35
Net realized and unrealized gain (loss)		(0.02)	0.88	(0.51)	0.19	0.21	(0.13)

Net increase (decrease) from investment operations	0.09		1.12	(0.25)	0.52	0.54	0.22

Distributions(b)
From net investment income		(0.11)	(0.24)	(0.26)	(0.33)	(0.33)	(0.35)
From net realized gain	—		—	—	(0.24)	(0.04)	—

Total distributions		(0.11)	(0.24)	(0.26)	(0.57)	(0.37)	(0.35)

Net asset value, end of period	$13.06		$13.08	$12.20	$12.71	$12.76	$12.59

Total Return(c)
Based on net asset value	0.70	%(d)	9.25%	(2.01)%	4.18%	4.35%	1.78%

Ratios to Average Net Assets(e)
Total expenses(f)	0.56	%(g)	0.57%	0.65%	0.72%	0.66%	0.70%

Total expenses after fees waived and/or reimbursed	0.56	%(g)	0.56%	0.63%	0.70%	0.64%	0.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.53	%(g)	0.53%	0.51%	0.53%	0.54%	0.56%

Net investment income	1.70	%(g)	1.89%	2.08%	2.61%	2.61%	2.78%

Supplemental Data
Net assets, end of period (000)	$100,637		$103,726	$103,229	$112,554	$118,780	$126,274

Borrowings outstanding, end of period (000)	$143,145		$143,145	$148,145	$253,167	$141,267	$60,642

Portfolio turnover rate		27%	53%	117%	126%	129%	142%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		—%	0.01%	0.02%	0.02%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021		2020	2019	2018	2017

Expense ratios	N/A	%	N/A	%	0.65%	0.71%	0.66%	N/A	%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor C

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020		2019		2018		2017

Net asset value, beginning of period	$13.08		$12.21	$12.71		$12.76		$12.60		$12.73

Net investment income(a)	0.05		0.12	0.14		0.21		0.22		0.24
Net realized and unrealized gain (loss)		(0.01)	0.87	(0.50)		0.19		0.20		(0.13)

Net increase (decrease) from investment operations	0.04		0.99	(0.36)		0.40		0.42		0.11

Distributions(b)
From net investment income		(0.05)	(0.12)	(0.14)		(0.21)		(0.22)		(0.24)
From net realized gain	—		—	—		(0.24)		(0.04)		—

Total distributions		(0.05)	(0.12)	(0.14)		(0.45)		(0.26)		(0.24)

Net asset value, end of period	$13.07		$13.08	$12.21		$12.71		$12.76		$12.60

Total Return(c)
Based on net asset value	0.32	%(d)	8.17%	(2.82)%		3.24%		3.33%		0.87%

Ratios to Average Net Assets(e)
Total expenses	1.47	%(f)	1.48%	1.57	%(g)	1.63	%(g)	1.57	%(g)	1.61	%(g)

Total expenses after fees waived and/or reimbursed	1.47	%(f)	1.47%	1.56%		1.61%		1.54%		1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	1.44	%(f)	1.44%	1.43%		1.44%		1.44%		1.46%

Net investment income	0.79	%(f)	0.99%	1.14%		1.70%		1.70%		1.89%

Supplemental Data
Net assets, end of period (000)	$101,254		$107,235	$144,972		$150,543		$124,032		$112,978

Borrowings outstanding, end of period (000)	$143,145		$143,145	$148,145		$253,167		$141,267		$60,642

Portfolio turnover rate		27%	53%	117%		126%		129%		142%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020		2019		2018		2017

Investments in underlying funds		—%	0.01%	0.02%		0.02%		0.01%		0.01%

(f) Annualized.
(g) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Class K

	Six Months Ended						Period from
	11/30/21		Year Ended May 31,				01/25/18	(a)
	(unaudited)		2021	2020		2019	to 05/31/18

Net asset value, beginning of period	$13.08		$12.21	$12.71		$12.76	$12.71

Net investment income(b)	0.12		0.26	0.28		0.34	0.11
Net realized and unrealized gain (loss)		(0.01)	0.87	(0.50)		0.19	0.06

Net increase (decrease) from investment operations	0.11		1.13	(0.22)		0.53	0.17

Distributions(c)
From net investment income		(0.12)	(0.26)	(0.28)		(0.34)	(0.12)
From net realized gain	—		—	—		(0.24)	—

Total distributions		(0.12)	(0.26)	(0.28)		(0.58)	(0.12)

Net asset value, end of period	$13.07		$13.08	$12.21		$12.71	$12.76

Total Return(d)
Based on net asset value	0.85	%(e)	9.31%	(1.80)%		4.33%	1.31	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.42	%(g)	0.43%	0.51	%(h)	0.58%	0.54	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.42	%(g)	0.42%	0.50%		0.56%	0.49	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(j)	0.39	%(g)	0.39%	0.38%		0.39%	0.39	%(g)

Net investment income	1.84	%(g)	2.02%	2.19%		2.71%	2.76	%(g)

Supplemental Data
Net assets, end of period (000)	$122,098		$108,489	$108,494		$113,480	$36,441

Borrowings outstanding, end of period (000)	$143,145		$143,145	$148,145		$253,167	$141,267

Portfolio turnover rate		27%	53%	117%		126%	129%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended						Period from
	11/30/21		Year Ended May 31,				01/25/18	(a)
	(unaudited)		2021	2020		2019	to 05/31/18

Investments in underlying funds		—%	0.01%	0.02%		0.02%	0.01%

(g) Annualized.
(h) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i) Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(j) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund

	Institutional
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018		2017

Net asset value, beginning of period	$11.59		$10.84	$11.30	$11.05	$11.05		$11.38

Net investment income(a)	0.15		0.35	0.37	0.40	0.40		0.39
Net realized and unrealized gain (loss)		(0.05)	0.75	(0.46)	0.25	(0.00	)(b)	(0.33)

Net increase (decrease) from investment operations	0.10		1.10	(0.09)	0.65	0.40		0.06

Distributions from net investment income(c)		(0.15)	(0.35)	(0.37)	(0.40)	(0.40)		(0.39)

Net asset value, end of period	$11.54		$11.59	$10.84	$11.30	$11.05		$11.05

Total Return(d)
Based on net asset value	0.86	%(e)	10.23%	(0.89)%	6.05%	3.69%		0.56%

Ratios to Average Net Assets(f)
Total expenses	0.73	%(g)	0.73%	0.81%	0.85%	0.84%		0.80%

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.56%	0.63%	0.65%	0.64%		0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.52	%(g)	0.52%	0.52%	0.52%	0.54%		0.61%

Net investment income	2.58	%(g)	3.06%	3.27%	3.65%	3.60%		3.51%

Supplemental Data

Net assets, end of period (000)	$230,579		$215,903	$188,512	$178,716	$152,759		$141,585

Borrowings outstanding, end of period (000)	$17,959		$17,972	$22,054	$16,419	$16,419		$9,281

Portfolio turnover rate		8%	16%	21%	15%	16%		21%

(a) Based on average shares outstanding.
(b) Amount is less than $0.005 per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018		2017

Investments in underlying funds		0.01%	0.01%	0.01%	0.01%	—%		0.01%

(g) Annualized.
(h) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Service
	Six Months Ended
	11/30/2		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018		2017

Net asset value, beginning of period	$11.59		$10.84	$11.30	$11.05	$11.05		$11.38

Net investment income(a)	0.13		0.32	0.34	0.37	0.37		0.36
Net realized and unrealized gain (loss)		(0.04)	0.75	(0.46)	0.25	(0.00	)(b)	(0.32)

Net increase (decrease) from investment operations	0.09		1.07	(0.12)	0.62	0.37		0.04

Distributions from net investment income(c)		(0.14)	(0.32)	(0.34)	(0.37)	(0.37)		(0.37)

Net asset value, end of period	$11.54		$11.59	$10.84	$11.30	$11.05		$11.05

Total Return(d)
Based on net asset value	0.74	%(e)	9.96%	(1.13)%	5.79%	3.43%		0.36%

Ratios to Average Net Assets(f)
Total expenses	0.96	%(g)	0.96%	1.02%	1.08%	1.09%		1.05%

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.81%	0.88%	0.90%	0.89%		0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.77	%(g)	0.77%	0.77%	0.77%	0.79%		0.82%

Net investment income	2.26	%(g)	2.77%	2.98%	3.34%	3.35%		3.27%

Supplemental Data
Net assets, end of period (000)	$7,999		$7,955	$7,466	$7,874	$7,921		$9,594

Borrowings outstanding, end of period (000)	$17,959		$17,972	$22,054	$16,419	$16,419		$9,281

Portfolio turnover rate		8%	16%	21%	15%	16%		21%

(a) Based on average shares outstanding.
(b) Amount is greater than $(0.005) per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018		2017

Investments in underlying funds		0.01%	0.01%	0.01%	0.01%	—%		0.01%

(g) Annualized.
(h) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018		2017

Net asset value, beginning of period	$11.60		$10.85	$11.31	$11.06	$11.06		$11.39

Net investment income(a)	0.14		0.32	0.34	0.37	0.37		0.37
Net realized and unrealized gain (loss)		(0.05)	0.75	(0.46)	0.25	(0.00	)(b)	(0.33)

Net increase (decrease) from investment operations	0.09		1.07	(0.12)	0.62	0.37		0.04

Distributions from net investment income(c)		(0.14)	(0.32)	(0.34)	(0.37)	(0.37)		(0.37)

Net asset value, end of period	$11.55		$11.60	$10.85	$11.31	$11.06		$11.06

Total Return(d)
Based on net asset value	0.74	%(e)	9.96%	(1.13)%	5.79%	3.43%		0.36%

Ratios to Average Net Assets(f)
Total expenses	0.93	%(g)	0.93%	1.02%	1.05%	1.02%		0.99%

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.80%	0.88%	0.90%	0.89%		0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.77	%(g)	0.77%	0.77%	0.77%	0.79%		0.82%

Net investment income	2.32	%(g)	2.81%	3.01%	3.39%	3.35%		3.29%

Supplemental Data
Net assets, end of period (000)	$128,592		$128,040	$106,048	$90,055	$72,565		$77,920

Borrowings outstanding, end of period (000)	$17,959		$17,972	$22,054	$16,419	$16,419		$9,281

Portfolio turnover rate		8%	16%	21%	15%	16%		21%

(a) Based on average shares outstanding.
(b) Amount is greater than $(0.005) per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018		2017

Investments in underlying funds.		0.01%	0.01%	0.01%	0.01%	—%		0.01%

(g) Annualized.
(h) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Investor A1
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.60		$10.85	$11.31	$11.06	$11.07	$11.39

Net investment income(a)	0.14		0.34	0.36	0.39	0.39	0.38
Net realized and unrealized gain (loss)	(0.05)		0.75	(0.46)	0.25	(0.01)	(0.32)

Net increase (decrease) from investment operations	0.09		1.09	(0.10)	0.64	0.38	0.06

Distributions from net investment income(b)	(0.14)		(0.34)	(0.36)	(0.39)	(0.39)	(0.38)

Net asset value, end of period	$11.55		$11.60	$10.85	$11.31	$11.06	$11.07

Total Return(c)
Based on net asset value	0.82	%(d)	10.12%	(0.97)%	5.95%	3.49%	0.59%

Ratios to Average Net Assets(e)
Total expenses	0.78	%(f)	0.78%	0.85%	0.88%	0.87%	0.83%

Total expenses after fees waived and/or reimbursed	0.65	%(f)	0.65%	0.73%	0.74%	0.74%	0.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.62	%(f)	0.62%	0.61%	0.62%	0.64%	0.68%

Net investment income	2.46	%(f)	2.96%	3.16%	3.54%	3.50%	3.43%

Supplemental Data
Net assets, end of period (000)	$16,712		$17,417	$17,241	$19,760	$20,534	$22,697

Borrowings outstanding, end of period (000)	$17,959		$17,972	$22,054	$16,419	$16,419	$9,281

Portfolio turnover rate	8%		16%	21%	15%	16%	21%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended
	11/30/21		Year Ended May 31,

	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds	0.01%		0.01%	0.01%	0.01%	—%	0.01%

(f) Annualized.
(g) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor C
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.59		$10.84	$11.30	$11.05	$11.05	$11.38

Net investment income(a)	0.09		0.23	0.25	0.29	0.29	0.28
Net realized and unrealized gain (loss)	(0.05)		0.75	(0.45)	0.25	0.00 (b)	(0.33)

Net increase (decrease) from investment operations	0.04		0.98	(0.20)	0.54	0.29	(0.05)

Distributions from net investment income(c)	(0.09)		(0.23)	(0.26)	(0.29)	(0.29)	(0.28)

Net asset value, end of period	$11.54		$11.59	$10.84	$11.30	$11.05	$11.05

Total Return(d)
Based on net asset value	0.36	%(e)	9.14%	(1.87)%	5.00%	2.65%	(0.41)%

Ratios to Average Net Assets(f)
Total expenses	1.69	%(g)	1.68%	1.76%	1.79%	1.78%	1.73%

Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.56%	1.63%	1.64%	1.64%	1.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	1.52	%(g)	1.52%	1.52%	1.52%	1.54%	1.57%

Net investment income	1.56	%(g)	2.06%	2.26%	2.64%	2.60%	2.53%

Supplemental Data
Net assets, end of period (000)	$23,912		$26,004	$32,313	$31,234	$29,509	$29,276

Borrowings outstanding, end of period (000)	$17,959		$17,972	$22,054	$16,419	$16,419	$9,281

Portfolio turnover rate	8%		16%	21%	15%	16%	21%

(a) Based on average shares outstanding.
(b) Amount is less than $0.005 per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds	0.01%		0.01%	0.01%	0.01%	—%	0.01%

(g) Annualized.
(h) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)
	Class K
	Six Months Ended					Period from
	11/30/21		Year Ended May 31,			01/25/18	(a)
	(unaudited)		2021	2020	2019	to 05/31/18

Net asset value, beginning of period	$11.59		$10.83	$11.30	$11.04	$11.11

Net investment income(b)	0.15		0.35	0.37	0.41	0.14
Net realized and unrealized gain (loss)	(0.05)		0.76	(0.47)	0.26	(0.07)

Net increase (decrease) from investment operations	0.10		1.11	(0.10)	0.67	0.07

Distributions from net investment income(c)	(0.15)		(0.35)	(0.37)	(0.41)	(0.14)

Net asset value, end of period	$11.54		$11.59	$10.83	$11.30	$11.04

Total Return(d)
Based on net asset value	0.89	%(e)	10.39%	(0.93)%	6.20%	0.66	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.64	%(g)	0.64%	0.72%	0.75%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.51%	0.58%	0.60%	0.57	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.47	%(g)	0.47%	0.47%	0.47%	0.47	%(g)

Net investment income	2.63	%(g)	3.10%	3.32%	3.70%	3.88	%(g)

Supplemental Data
Net assets, end of period (000)	$3,296		$2,902	$2,075	$1,660	$1,776

Borrowings outstanding, end of period (000)	$17,959		$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	8%		16%	21%	15%	16%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended					Period from
	11/30/21		Year Ended May 31,			01/25/18	(a)
	(unaudited)		2021	2020	2019	to 05/31/18

Investments in underlying funds	0.01%		0.01%	0.01%	0.01%	—%

(g) Annualized.
(h) Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund

	Institutional

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.29		$10.75	$11.11	$10.98	$11.21	$11.58

Net investment income(a)	0.14		0.33	0.38	0.43	0.45	0.46
Net realized and unrealized gain (loss)		(0.04)	0.54	(0.36)	0.13	(0.23)	(0.37)

Net increase from investment operations	0.10		0.87	0.02	0.56	0.22	0.09

Distributions from net investment income(b)		(0.14)	(0.33)	(0.38)	(0.43)	(0.45)	(0.46)

Net asset value, end of period	$11.25		$11.29	$10.75	$11.11	$10.98	$11.21

Total Return(c)
Based on net asset value	0.87	%(d)	8.20%	0.14%	5.22%	2.02%	0.81%

Ratios to Average Net Assets(e)
Total expenses	0.77	%(f)	0.79%	0.93%	1.04%	0.97%	0.95%

Total expenses after fees waived and/or reimbursed	0.59	%(f)	0.61%	0.75%	0.84%	0.78%	0.78%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.54	%(f)	0.54%	0.54%	0.54%	0.55%	0.61%

Net investment income	2.43	%(f)	2.98%	3.44%	3.93%	4.06%	4.05%

Supplemental Data
Net assets, end of period (000)	$416,126		$403,080	$370,399	$379,911	$356,315	$298,557

Borrowings outstanding, end of period (000)	$45,272		$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate		18%	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		—%	0.01%	0.01%	—%	—%	—%

(f) Annualized.
(g) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Service

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.30		$10.76	$11.13	$10.99	$11.22	$11.59

Net investment income(a)	0.12		0.30	0.35	0.40	0.42	0.43
Net realized and unrealized gain (loss)		(0.04)	0.54	(0.37)	0.14	(0.23)	(0.37)

Net increase (decrease) from investment operations	0.08		0.84	(0.02)	0.54	0.19	0.06

Distributions from net investment income(b)		(0.12)	(0.30)	(0.35)	(0.40)	(0.42)	(0.43)

Net asset value, end of period	$11.26		$11.30	$10.76	$11.13	$10.99	$11.22

Total Return(c)
Based on net asset value	0.74	%(d)	7.93%	(0.20)%	5.05%	1.76%	0.59%

Ratios to Average Net Assets(e)
Total expenses	0.96	%(f)	0.97%	1.14%	1.26%	1.19%	1.13%

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.86%	1.00%	1.09%	1.03%	1.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.79	%(f)	0.79%	0.79%	0.79%	0.80%	0.83%

Net investment income	2.18	%(f)	2.72%	3.19%	3.67%	3.81%	3.84%

Supplemental Data
Net assets, end of period (000)	$2,544		$2,367	$1,986	$2,080	$1,783	$1,427

Borrowings outstanding, end of period (000)	$45,272		$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate		18%	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		—%	0.01%	0.01%	—%	—%	—%

(f) Annualized.
(g) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.30		$10.76	$11.13	$10.99	$11.22	$11.59

Net investment income(a)	0.12		0.30	0.35	0.40	0.42	0.43
Net realized and unrealized gain (loss)		(0.04)	0.54	(0.37)	0.14	(0.23)	(0.37)

Net increase (decrease) from investment operations	0.08		0.84	(0.02)	0.54	0.19	0.06

Distributions from net investment income(b)		(0.12)	(0.30)	(0.35)	(0.40)	(0.42)	(0.43)

Net asset value, end of period	$11.26		$11.30	$10.76	$11.13	$10.99	$11.22

Total Return(c)
Based on net asset value	0.75	%(d)	7.93%	(0.20)%	5.05%	1.76%	0.59%

Ratios to Average Net Assets(e)
Total expenses	0.92	%(f)	0.94%	1.09%	1.19%	1.16%	1.11%

Total expenses after fees waived and/or reimbursed	0.83	%(f)	0.85%	1.00%	1.09%	1.03%	1.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.78	%(f)	0.78%	0.79%	0.79%	0.80%	0.83%

Net investment income	2.19	%(f)	2.72%	3.19%	3.67%	3.82%	3.83%

Supplemental Data
Net assets, end of period (000)	$165,168		$161,081	$131,336	$110,756	$98,414	$130,405

Borrowings outstanding, end of period (000)	$45,272		$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate		18%	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		—%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A1
	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.30		$10.77	$11.13	$11.00	$11.22	$11.60

Net investment income(a)	0.13		0.32	0.37	0.42	0.44	0.45
Net realized and unrealized gain (loss)		(0.03)	0.53	(0.36)	0.13	(0.22)	(0.38)

Net increase from investment operations	0.10		0.85	0.01	0.55	0.22	0.07

Distributions from net investment income(b)		(0.13)	(0.32)	(0.37)	(0.42)	(0.44)	(0.45)

Net asset value, end of period	$11.27		$11.30	$10.77	$11.13	$11.00	$11.22

Total Return(c)
Based on net asset value	0.91	%(d)	7.99%	0.04%	5.11%	2.01%	0.66%

Ratios to Average Net Assets(e)
Total expenses	0.81	%(f)	0.82%	0.96%	1.05%	0.98%	0.94%

Total expenses after fees waived and/or reimbursed	0.69	%(f)	0.71%	0.85%	0.94%	0.88%	0.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.64	%(f)	0.64%	0.64%	0.64%	0.65%	0.68%

Net investment income	2.33	%(f)	2.88%	3.34%	3.83%	3.96%	3.99%

Supplemental Data
Net assets, end of period (000)	$8,601		$8,925	$9,462	$10,502	$13,763	$15,266

Borrowings outstanding, end of period (000)	$45,272		$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate		18%	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21	Year Ended May 31,
	(unaudited)	2021	2020	2019	2018	2017

Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor C

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.30		$10.76	$11.12	$10.99	$11.22	$11.59

Net investment income(a)	0.08		0.22	0.27	0.32	0.34	0.35
Net realized and unrealized gain (loss)		(0.04)	0.54	(0.36)	0.13	(0.23)	(0.37)

Net increase (decrease) from investment operations	0.04		0.76	(0.09)	0.45	0.11	(0.02)

Distributions from net investment income(b)		(0.08)	(0.22)	(0.27)	(0.32)	(0.34)	(0.35)

Net asset value, end of period	$11.26		$11.30	$10.76	$11.12	$10.99	$11.22

Total Return(c)
Based on net asset value	0.36	%(d)	7.12%	(0.85)%	4.18%	1.01%	(0.17)%

Ratios to Average Net Assets(e)
Total expenses	1.70	%(f)	1.71%	1.85%	1.95%	1.87%	1.84%

Total expenses after fees waived and/or reimbursed	1.59	%(f)	1.61%	1.75%	1.84%	1.78%	1.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	1.54	%(f)	1.54%	1.54%	1.54%	1.54%	1.59%

Net investment income	1.43	%(f)	2.00%	2.44%	2.93%	3.06%	3.08%

Supplemental Data
Net assets, end of period (000)	$18,516		$20,866	$29,078	$29,936	$32,105	$33,427

Borrowings outstanding, end of period (000)	$45,272		$49,169	$64,784	$64,404	$70,199	$59,064

Portfolio turnover rate		18%	27%	26%	23%	17%	18%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21	Year Ended May 31,
	(unaudited)	2021	2020	2019	2018	2017

Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Class K
	Six Months Ended					Period from
	11/30/21		Year Ended May 31,			01/25/18	(a)
	(unaudited)		2021	2020	2019	to 05/31/18

Net asset value, beginning of period	$11.29		$10.75	$11.11	$10.98	$11.07

Net investment income(b)	0.14		0.33	0.38	0.43	0.15
Net realized and unrealized gain (loss)		(0.04)	0.55	(0.35)	0.13		(0.09)

Net increase from investment operations	0.10		0.88	0.03	0.56	0.06

Distributions from net investment income(c)		(0.14)	(0.34)	(0.39)	(0.43)		(0.15)

Net asset value, end of period	$11.25		$11.29	$10.75	$11.11	$10.98

Total Return(d)
Based on net asset value	0.89	%(e)	8.25%	0.19%	5.28%	0.60	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.64	%(g)	0.65%	0.80%	0.90%	0.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.54	%(g)	0.56%	0.70%	0.79%	0.72	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49	%(g)	0.49%	0.49%	0.49%	0.49	%(g)

Net investment income	2.48	%(g)	3.01%	3.48%	3.98%	4.41	%(g)

Supplemental Data
Net assets, end of period (000)	$7,934		$6,334	$3,982	$2,329	$2,488

Borrowings outstanding, end of period (000)	$45,272		$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate		18%	27%	26%	23%		17%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended				Period from
	11/30/21	Year Ended May 31,			01/25/18	(a)
	(unaudited)	2021	2020	2019	to 05/31/18

Investments in underlying funds	—%	0.01%	0.01%	—%		—%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund
	Institutional
	Six Months Ended 11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.95		$10.90	$11.70	$11.75	$11.57	$11.79

Net investment income(a)	0.12		0.27	0.29	0.35	0.33	0.31
Net realized and unrealized gain (loss)		(0.01)	1.04	(0.80)	0.14	0.18	(0.07)

Net increase (decrease) from investment operations	0.11		1.31	(0.51)	0.49	0.51	0.24

Distributions(b)
From net investment income		(0.12)	(0.26)	(0.29)	(0.35)	(0.33)	(0.31)
From net realized gain	—		—	—	(0.19)	—	(0.15)

Total distributions		(0.12)	(0.26)	(0.29)	(0.54)	(0.33)	(0.46)

Net asset value, end of period	$11.94		$11.95	$10.90	$11.70	$11.75	$11.57

Total Return(c)
Based on net asset value	0.89	%(d)	12.18%	(4.46)%	4.41%	4.47%	2.13%

Ratios to Average Net Assets(e)
Total expenses	0.66	%(f)	0.67%	0.75%	0.82%	0.81%	0.74%

Total expenses after fees waived and/or reimbursed	0.61	%(f)	0.61%	0.70%	0.77%	0.75%	0.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.55	%(f)	0.55%	0.54%	0.55%	0.57%	0.57%

Net investment income	1.92	%(f)	2.32%	2.53%	3.05%	2.83%	2.71%

Supplemental Data
Net assets, end of period (000)	$6,982,158		$6,514,428	$6,827,755	$8,539,776	$5,791,442	$3,512,455

Borrowings outstanding, end of period (000)	$721,107		$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate		64%	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended 11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f) Annualized.
(g) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A
	Six Months Ended 11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.94		$10.90	$11.69	$11.74	$11.56	$11.78

Net investment income(a)	0.10		0.24	0.27	0.33	0.31	0.29
Net realized and unrealized gain (loss)		(0.01)	1.04	(0.79)	0.14	0.18	(0.07)

Net increase (decrease) from investment operations	0.09		1.28	(0.52)	0.47	0.49	0.22

Distributions(b)
From net investment income		(0.10)	(0.24)	(0.27)	(0.33)	(0.31)	(0.29)
From net realized gain	—		—	—	(0.19)	—	(0.15)

Total distributions		(0.10)	(0.24)	(0.27)	(0.52)	(0.31)	(0.44)

Net asset value, end of period	$11.93		$11.94	$10.90	$11.69	$11.74	$11.56

Total Return(c)
Based on net asset value	0.78	%(d)	11.83%	(4.59)%	4.17%	4.26%	1.92%

Ratios to Average Net Assets(e)
Total expenses	0.87	%(f)	0.89%	0.98%	1.05%	1.02%	0.95%

Total expenses after fees waived and/or reimbursed	0.82	%(f)	0.84%	0.92%	1.00%	0.96%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.76	%(f)	0.77%	0.76%	0.78%	0.78%	0.78%

Net investment income	1.71	%(f)	2.10%	2.31%	2.82%	2.63%	2.50%

Supplemental Data
Net assets, end of period (000)	$1,731,381		$1,717,910	$1,871,557	$1,846,094	$1,441,879	$1,049,555

Borrowings outstanding, end of period (000)	$721,107		$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate		64%	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Six Months Ended 11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017
Investments in underlying funds		0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f) Annualized.
(g) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A1

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.94		$10.90	$11.70	$11.75	$11.56	$11.79

Net investment income(a)	0.11		0.26	0.29	0.35	0.32	0.31
Net realized and unrealized gain (loss)	—		1.03	(0.81)	0.14	0.19	(0.09)

Net increase (decrease) from investment operations	0.11		1.29	(0.52)	0.49	0.51	0.22

Distributions(b)
From net investment income		(0.11)	(0.25)	(0.28)	(0.35)	(0.32)	(0.30)
From net realized gain	—		—	—	(0.19)	—	(0.15)

Total distributions		(0.11)	(0.25)	(0.28)	(0.54)	(0.32)	(0.45)

Net asset value, end of period	$11.94		$11.94	$10.90	$11.70	$11.75	$11.56

Total Return(c)
Based on net asset value	0.94	%(d)	11.99%	(4.52)%	4.33%	4.49%	1.98%

Ratios to Average Net Assets(e)
Total expenses	0.73	%(f)	0.75%	0.82%	0.90%	0.88%	0.81%

Total expenses after fees waived and/or reimbursed	0.67	%(f)	0.69%	0.76%	0.84%	0.83%	0.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.62	%(f)	0.63%	0.60%	0.62%	0.64%	0.64%

Net investment income	1.87	%(f)	2.25%	2.48%	2.99%	2.77%	2.64%

Supplemental Data
Net assets, end of period (000)	$24,179		$24,645	$23,881	$27,606	$29,233	$30,691

Borrowings outstanding, end of period (000)	$721,107		$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate		64%	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended
	11/30/21		Year Ended May 31,
	(unaudited)		2021	2020	2019	2018	2017

Investments in underlying funds		0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f) Annualized.
(g) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor C
	Six Months Ended 11/30/21 (unaudited)
			Year Ended May 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.95		$10.90	$11.70	$11.75	$11.56	$11.79

Net investment income(a)	0.06		0.15	0.18	0.24	0.22	0.20
Net realized and unrealized gain (loss)		(0.01)	1.05	(0.80)	0.14	0.19	(0.08)

Net increase (decrease) from investment operations	0.05		1.20	(0.62)	0.38	0.41	0.12

Distributions(b)
From net investment income		(0.06)	(0.15)	(0.18)	(0.24)	(0.22)	(0.20)
From net realized gain	—		—	—	(0.19)	—	(0.15)

Total distributions		(0.06)	(0.15)	(0.18)	(0.43)	(0.22)	(0.35)

Net asset value, end of period	$11.94		$11.95	$10.90	$11.70	$11.75	$11.56

Total Return(c)
Based on net asset value	0.39	%(d)	11.07%	(5.39)%	3.39%	3.54%	1.05%

Ratios to Average Net Assets(e)
Total expenses	1.64	%(f)	1.66%	1.73%	1.81%	1.79%	1.72%

Total expenses after fees waived and/or reimbursed	1.59	%(f)	1.61%	1.68%	1.75%	1.73%	1.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	1.53	%(f)	1.54%	1.52%	1.53%	1.55%	1.55%

Net investment income	0.95	%(f)	1.35%	1.56%	2.07%	1.86%	1.73%

Supplemental Data
Net assets, end of period (000)	$170,796		$184,220	$271,382	$307,887	$269,156	$251,966

Borrowings outstanding, end of period (000)	$721,107		$764,712	$869,463	$960,205	$767,480	$526,645

Portfolio turnover rate		64%	100%	119%	68%	145%	171%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/21 (unaudited)
			Year Ended May 31,
			2021	2020	2019	2018	2017

Investments in underlying funds		0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f) Annualized.
(g) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Class K
	Six Months Ended					Period from
	11/30/21		Year Ended May 31,			01/25/18	(a)
	(unaudited)		2021	2020	2019	to 05/31/18

Net asset value, beginning of period	$11.95		$10.90	$11.70	$11.75	$11.73

Net investment income(b)	0.12		0.27	0.30	0.36	0.11
Net realized and unrealized gain (loss)		(0.01)	1.05	(0.80)	0.14	0.02

Net increase (decrease) from investment operations	0.11		1.32	(0.50)	0.50	0.13

Distributions(c)
From net investment income		(0.12)	(0.27)	(0.30)	(0.36)		(0.11)
From net realized gain	—		—	—	(0.19)	—

Total distributions		(0.12)	(0.27)	(0.30)	(0.55)		(0.11)

Net asset value, end of period	$11.94		$11.95	$10.90	$11.70	$11.75

Total Return(d)
Based on net asset value	0.93	%(e)	12.24%	(4.39)%	4.47%	1.6	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.59	%(g)	0.61%	0.69%	0.76%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.56%	0.63%	0.71%	0.68	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.48	%(g)	0.49%	0.47%	0.48%	0.50	%(g)

Net investment income	1.9	%(g)	2.37%	2.59%	3.11%	3.20	%(g)

Supplemental Data
Net assets, end of period (000)	$166,438		$168,801	$162,366	$126,051	$63,971

Borrowings outstanding, end of period (000)	$721,107		$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate		64%	100%	119%	68%		145%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended					Period from
	11/30/21		Year Ended May 31,			01/25/18	(a)
	(unaudited)		2021	2020	2019	to 05/31/18

Investments in underlying funds		0.01%	0.01%	0.01%	0.01%		0.01%

(g) Annualized.
(h) Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i) Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust.

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege

Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 4.00% for all Funds other than Strategic Municipal Opportunities, which is subject to a maximum sales charge of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by

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the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

California Municipal Opportunities	$41,576	$304,188	$82,950	$428,714
New Jersey Municipal Bond	8,340	35,918	15,621	59,879

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

Pennsylvania Municipal Bond	$18,656	$91,075	$35,415	$145,146
Strategic Municipal Opportunities	253,226	1,622,064	498,403	2,373,693

For the six months ended November 30, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

California Municipal Opportunities	$344,987,667		$143,144,977		0.07% — 0.08%	$143,144,977	0.60%
New Jersey Municipal Bond	33,946,195		17,959,363		0.05 — 0.13	17,971,463	0.66
Pennsylvania Municipal Bond	88,805,720		45,272,306		0.08 — 0.19	47,870,037	0.60
Strategic Municipal Opportunities	1,178,829,813		721,106,657		0.07 — 0.24	742,080,834	0.64

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at November 30, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at November 30, 2021.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities

First $1 billion	0.38%	0.52%	0.52%	0.55%
$1 billion — $3 billion	0.36	0.49	0.49	0.52
$3 billion — $5 billion	0.34	0.47	0.47	0.50

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Notes to Financial Statements (unaudited) (continued)

	Investment Advisory Fees

Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities

$5 billion — $10 billion	0.33%	0.45%	0.45%	0.48%
Greater than $10 billion	0.32	0.44	0.44	0.47

For the six months ended November 30, 2021, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed

California Municipal Opportunities	$378
New Jersey Municipal Bond	162
Pennsylvania Municipal Bond	297
Strategic Municipal Opportunities	162

Service and Distribution Fees: Each Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	California Municipal Opportunities		New Jersey Municipal Bond		Pennsylvania Municipal Bond		Strategic Municipal Opportunities

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Service	N/A	N/A	0.25%	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25	N/A	0.25%	N/A
Investor A1	0.10	N/A	0.10	N/A	0.10	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total

California Municipal Opportunities	$—	$1,281,564	$51,225	$523,815	$1,856,604
New Jersey Municipal Bond	10,166	161,886	8,551	126,468	307,071
Pennsylvania Municipal Bond	3,151	205,442	4,372	98,531	311,496
Strategic Municipal Opportunities	—	2,171,145	12,253	890,833	3,074,231

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional

New Jersey Municipal Bond	$47,505
Pennsylvania Municipal Bond	191,356
Strategic Municipal Opportunities	345,804

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$1,700	$—	$2,002	$978	$378	$99	$ 5,157
New Jersey Municipal Bond	245	801	550	184	184	10	1,974
Pennsylvania Municipal Bond	365	19	672	306	185	14	1,561
Strategic Municipal Opportunities	5,228	—	4,372	91	915	182	10,788

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$599,211	$—	$211,321	$21,311	$28,165	$1,130	$861,138
New Jersey Municipal Bond	113,621	3,163	31,028	4,100	7,266	161	159,339
Pennsylvania Municipal Bond	297,837	1,067	33,890	3,579	6,848	259	343,480
Strategic Municipal Opportunities	2,659,887	—	325,645	5,520	53,331	5,175	3,049,558

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Notes to Financial Statements (unaudited) (continued)

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

California Municipal Opportunities	$2,329
New Jersey Municipal Bond	1,883
Pennsylvania Municipal Bond	4,487
Strategic Municipal Opportunities	6,742

For the six months ended November 30, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

California Municipal Opportunities	$45,080	$508
New Jersey Municipal Bond	11,115	1,386
Pennsylvania Municipal Bond	6,256	658
Strategic Municipal Opportunities	25,112	3,769

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

New Jersey Municipal Bond	$3,514
Pennsylvania Municipal Bond	3,271
Strategic Municipal Opportunities	56,853

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Strategic Municipal Opportunities	$87,520

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K

California Municipal Opportunities	0.44%	—%	0.69%	0.54%	1.44%	0.39%
New Jersey Municipal Bond	0.52	0.77	0.77	0.62	1.52	0.47
Pennsylvania Municipal Bond	0.54	0.79	0.79	0.64	1.54	0.49

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts of investment advisory fees waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2021, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager

California Municipal Opportunities	$41,104
New Jersey Municipal Bond	269,943
Pennsylvania Municipal Bond	279,772

With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive 0.05% of its investment advisory fees through June 30, 2023. The agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees of BlackRock Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2021, the Manager waived $2,223,273 pursuant to this agreement.

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Notes to Financial Statements (unaudited) (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the six months ended November 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$93,557	$—	$—	$—	$1,974	$1,130	$96,661
New Jersey Municipal Bond	57,258	1,130	992	—	950	160	60,490
Pennsylvania Municipal Bond	195,066	438	—	1,394	1,922	258	199,078

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended November 30, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

California Municipal Opportunities	$1,237,495,512	$869,976,614
New Jersey Municipal Bond	51,294,378	30,487,392
Pennsylvania Municipal Bond	112,143,153	130,365,762
Strategic Municipal Opportunities	6,436,370,325	5,952,815,642

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

California Municipal Opportunities	$143,574,731
New Jersey Municipal Bond	9,790,023
Pennsylvania Municipal Bond	20,779,230
Strategic Municipal Opportunities	529,357,736

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

California Municipal Opportunities	$3,303,602,756	$222,576,850	$(20,687,414)	$201,889,436
New Jersey Municipal Bond	370,889,640	36,339,545	(1,247,815)	35,091,730
Pennsylvania Municipal Bond	584,730,257	43,372,653	(3,885,440)	39,487,213

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Strategic Municipal Opportunities	$8,768,325,925	$489,239,193	$(95,731,037)	$393,508,156

9.	BANK BORROWINGS

Each Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the six months ended November 30, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and

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Notes to Financial Statements (unaudited) (continued)

receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

California Municipal Opportunities
Institutional
Shares sold	23,512,861	$307,821,493	47,489,528	$602,299,494
Shares issued in reinvestment of distributions	1,158,263	15,139,985	2,360,095	29,912,637
Shares redeemed	(10,534,201)	(137,879,051)	(55,694,811)	(699,264,271)

	14,136,923	$185,082,427	(5,845,188)	$(67,052,140)

Investor A
Shares sold and automatic conversion of shares	7,389,232	$96,690,755	12,285,554	$155,709,391
Shares issued in reinvestment of distributions	566,396	7,397,609	1,329,826	16,835,970
Shares redeemed	(8,188,484)	(107,080,961)	(22,880,551)	(289,598,946)

	(232,856)	$(2,992,597)	(9,265,171)	$(117,053,585)

Investor A1
Shares sold	—	$—	2	$31
Shares issued in reinvestment of distributions	40,411	528,227	94,828	1,201,994
Shares redeemed	(267,923)	(3,504,628)	(622,695)	(7,864,611)

	(227,512)	$(2,976,401)	(527,865)	$(6,662,586)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

California Municipal Opportunities (continued)
Investor C
Shares sold	345,702	$4,526,622	609,827	$7,737,378
Shares issued in reinvestment of distributions	30,650	400,679	90,774	1,147,831
Shares redeemed and automatic conversion of shares	(824,902)	(10,796,862)	(4,380,003)	(55,194,533)

	(448,550)	$(5,869,561)	(3,679,402)	$(46,309,324)

Class K
Shares sold	2,342,613	$30,715,465	2,701,803	$34,520,036
Shares issued in reinvestment of distributions	78,464	1,025,830	145,621	1,845,840
Shares redeemed	(1,370,422)	(17,952,173)	(3,442,370)	(43,367,500)

	1,050,655	$13,789,122	(594,946)	$(7,001,624)

	14,278,660	$187,032,990	(19,912,572)	$(244,079,259)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

New Jersey Municipal Bond
Institutional
Shares sold	2,416,866	$28,007,730	3,629,290	$41,335,411
Shares issued in reinvestment of distributions	178,902	2,069,600	369,672	4,211,080
Shares redeemed	(1,244,442)	(14,411,151)	(2,762,363)	(31,338,336)

	1,351,326	$15,666,179	1,236,599	$14,208,155

Service
Shares sold	17,308	$201,800	1,584	$18,050
Shares issued in reinvestment of distributions	7,700	89,082	18,060	205,629
Shares redeemed	(18,249)	(210,989)	(22,082)	(249,284)

	6,759	$79,893	(2,438)	$(25,605)

Investor A
Shares sold and automatic conversion of shares	725,289	$8,419,763	2,569,125	$29,294,441
Shares issued in reinvestment of distributions	117,761	1,363,461	266,106	3,033,653
Shares redeemed	(747,901)	(8,656,029)	(1,572,681)	(17,959,479)

	95,149	$1,127,195	1,262,550	$14,368,615

Investor A1
Shares issued in reinvestment of distributions	12,274	$142,174	30,898	$352,099
Shares redeemed	(66,871)	(774,750)	(118,606)	(1,351,403)

	(54,597)	$(632,576)	(87,708)	$(999,304)

Investor C
Shares sold	64,227	$745,086	288,975	$3,286,078
Shares issued in reinvestment of distributions	15,948	184,484	46,458	528,326
Shares redeemed and automatic conversion of shares	(251,880)	(2,917,145)	(1,073,041)	(12,147,572)

	(171,705)	$(1,987,575)	(737,608)	$(8,333,168)

Class K
Shares sold	41,315	$478,342	88,860	$1,020,896
Shares issued in reinvestment of distributions	3,258	37,680	6,058	69,046
Shares redeemed	(9,350)	(107,765)	(36,006)	(410,304)

	35,223	$408,257	58,912	$679,638

	1,262,155	$14,661,373	1,730,307	$19,898,331

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Pennsylvania Municipal Bond
Institutional
Shares sold	3,169,416	$35,796,772	5,886,955	$65,333,355
Shares issued in reinvestment of distributions	211,231	2,380,402	489,288	5,426,153
Shares redeemed	(2,104,224)	(23,778,026)	(5,121,016)	(56,574,354)

	1,276,423	$14,399,148	1,255,227	$14,185,154

Service
Shares sold	17,035	$193,171	49,867	$552,617
Shares issued in reinvestment of distributions	2,412	27,217	5,265	58,470
Shares redeemed	(3,011)	(34,036)	(30,224)	(333,144)

	16,436	$186,352	24,908	$277,943

Investor A
Shares sold and automatic conversion of shares	1,287,136	$14,573,079	4,017,437	$44,679,598
Shares issued in reinvestment of distributions	150,519	1,698,585	339,559	3,770,922
Shares redeemed	(1,028,270)	(11,633,200)	(2,305,304)	(25,569,875)

	409,385	$4,638,464	2,051,692	$22,880,645

Investor A1
Shares issued in reinvestment of distributions	5,635	$63,605	14,443	$160,380
Shares redeemed	(31,829)	(361,960)	(103,751)	(1,153,942)

	(26,194)	$(298,355)	(89,308)	$(993,562)

Investor C
Shares sold	65,270	$737,191	160,745	$1,780,029
Shares issued in reinvestment of distributions	11,975	135,090	42,603	472,249
Shares redeemed and automatic conversion of shares	(279,926)	(3,160,882)	(1,058,967)	(11,771,624)

	(202,681)	$(2,288,601)	(855,619)	$(9,519,346)

Class K
Shares sold	172,230	$1,946,102	240,075	$2,673,865
Shares issued in reinvestment of distributions	8,026	90,395	13,050	144,867
Shares redeemed	(36,186)	(406,602)	(62,353)	(691,792)

	144,070	$1,629,895	190,772	$2,126,940

	1,617,439	$18,266,903	2,577,672	$28,957,774

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Strategic Municipal Opportunities
Institutional
Shares sold	82,203,614	$982,402,655	185,242,061	$2,130,901,084
Shares issued in reinvestment of distributions	4,215,759	50,283,653	9,512,836	108,840,179
Shares redeemed	(46,856,111)	(559,406,121)	(275,748,408)	(3,119,772,435)

	39,563,262	$473,280,187	(80,993,511)	$(880,031,172)

Investor A
Shares sold and automatic conversion of shares	12,015,030	$143,539,465	28,786,463	$329,332,901
Shares issued in reinvestment of distributions	1,153,723	13,754,440	2,978,218	34,052,427
Shares redeemed	(11,939,044)	(142,485,981)	(59,650,651)	(679,418,936)

	1,229,709	$14,807,924	(27,885,970)	$(316,033,608)

Investor A1
Shares sold	—	$—	10,421	$121,726
Shares issued in reinvestment of distributions	12,405	147,954	30,236	346,149
Shares redeemed	(50,019)	(597,201)	(168,278)	(1,930,602)

	(37,614)	$(449,247)	(127,621)	$(1,462,727)

Investor C
Shares sold	683,278	$8,172,217	1,305,958	$14,985,157
Shares issued in reinvestment of distributions	66,965	798,780	227,209	2,592,034
Shares redeemed and automatic conversion of shares	(1,863,998)	(22,271,499)	(11,007,931)	(124,835,671)

	(1,113,755)	$(13,300,502)	(9,474,764)	$(107,258,480)

98	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Strategic Municipal Opportunities (continued)
Class K
Shares sold	2,833,385	$33,883,778	5,703,967	$66,067,741
Shares issued in reinvestment of distributions	123,824	1,477,364	245,352	2,812,012
Shares redeemed	(3,145,282)	(37,569,566)	(6,713,128)	(76,528,004)

	(188,073)	$(2,208,424)	(763,809)	$(7,648,251)

	39,453,529	$472,129,938	(119,245,675)	$(1,312,434,238)

As of November 30, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K

New Jersey Municipal Bond	18,124

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of each of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreements  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the fourth, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the California Municipal Opportunities Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the second quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the third, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Pennsylvania Municipal Bond Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the fourth, fourth and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Strategic Municipal Opportunities Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

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Disclosure of Investment Advisory Agreements  (continued)

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the California Municipal Opportunities Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the California Municipal Opportunities Fund were to decrease, the California Municipal Opportunities Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the California Municipal Opportunities Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the New Jersey Municipal Bond Fund were to decrease, the New Jersey Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the Pennsylvania Municipal Bond Fund were to decrease, the Pennsylvania Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Strategic Municipal Opportunities Fund. The Board noted that the Strategic Municipal Opportunities Fund’s actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the supplemental peer group. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the Strategic Municipal Opportunities Fund were to decrease, the Strategic Municipal Opportunities Fund could lose the benefit of one or more breakpoints. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive 0.05% of the advisory fee for the Strategic Municipal Opportunities Fund through June 30, 2023.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent

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Disclosure of Investment Advisory Agreements  (continued)

to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 18-19, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

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Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SOFR	Secured Overnight Financing Rate

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	107

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-11/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable

(a)(4) Change in Registrant’s independent public accountant – Not applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Series Trust

Date: February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Series Trust

Date: February 2, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Series Trust

Date: February 2, 2022